UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-05002

Deutsche Variable Series II

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2017

ITEM 1.	REPORT TO STOCKHOLDERS

December 31, 2017

Annual Report

Deutsche Variable Series II

Deutsche Alternative Asset Allocation VIP

Contents

3	Performance Summary
5	Management Summary
7	Portfolio Summary
8	Investment Portfolio
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements
17	Report of Independent Registered Public Accounting Firm
18	Information About Your Fund’s Expenses
19	Tax Information
19	Proxy Voting
20	Advisory Agreement Board Considerations and Fee Evaluation
23	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. The Fund expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include: stock market risk; the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets; credit and interest rate risk; floating rate loan risk; volatility in commodity prices, infrastructure and high-yield debt securities; market direction risk (market advances when short, market declines when long); and short sales risk. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. Because Exchange Traded Notes (ETNs) are senior, unsecured, unsubordinated debt securities of an issuer (typically a bank or bank holding company), ETNs are subject to the credit risk of the issuer and may lose value due to a downgrade in the issuer’s credit rating. The returns of an ETN are linked to the performance of an underlying instrument (typically an index), minus applicable fees. ETNs typically do not make periodic interest payments and principal typically is not protected. The value of an ETN may fluctuate based on factors such as time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the underlying assets. The fund bears its proportionate share of any fees and expenses borne by the ETN. Because ETNs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. The Fund may use derivatives, including as part of its currency and interest-rate strategies. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The success of the Fund’s currency and interest-rate strategies are dependent, in part, on the effectiveness and implementation of portfolio management’s proprietary models. As part of these strategies, the Fund’s exposure to foreign currencies could cause lower returns or even losses because foreign currency rates may fluctuate significantly over short periods of time for a number of reasons. The risk of loss is heightened during periods of rapid rises in interest rates. In addition, the notional amount of the Fund’s aggregate currency and interest-rate exposure resulting from these strategies may significantly exceed the net assets of the Fund. Please read prospectus for additional risks and specific details regarding the Fund’s risk profile.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE    NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche Variable Series II — Deutsche Alternative Asset Allocation VIP

Performance Summary	December 31, 2017 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2017 are 1.64% and 1.93% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in Deutsche Alternative Asset Allocation VIP from 2/2/09 to 12/31/17

The Morgan Stanley Capital International (MSCI) World Index captures large and mid cap representation across 23 Developed Market countries.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.

The Blended Index is calculated using the performance of two unmanaged indices, representative of stocks (the MSCI World Index (70%)) and bonds (the Bloomberg Barclays U.S. Aggregate Bond Index (30%)). These results are summed to produce the aggregate benchmark.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

Deutsche Alternative Asset Allocation VIP		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$10,741	$10,598	$11,072	$16,761
	Average annual total return	7.41%	1.96%	2.06%	5.97%
MSCI World Index	Growth of $10,000	$12,719	$12,538	$13,896	$30,209
	Average annual total return	27.19%	7.83%	6.80%	13.21%
Bloomberg Barclays U.S. Aggregate Bond Index	Growth of $10,000	$10,354	$10,687	$11,095	$14,198
	Average annual total return	3.54%	2.24%	2.10%	4.01%
Blended Index	Growth of $10,000	$11,645	$12,335	$15,252	$24,641
	Average annual total return	16.45%	7.24%	8.81%	10.64%

The growth of $10,000 is cumulative.

*	The Fund commenced offering Class A shares on February 2, 2009. The performance shown for each index is for the time period of January 31, 2009 through December 31, 2017, which is based on the performance period of the life of the Fund.

Deutsche Variable Series II — Deutsche Alternative Asset Allocation VIP	|	3

Deutsche Alternative Asset Allocation VIP		1-Year	3-Year	5-Year	Life of Class**
Class B	Growth of $10,000	$10,701	$10,500	$10,921	$15,054
	Average annual total return	7.01%	1.64%	1.78%	4.86%
MSCI World Index	Growth of $10,000	$12,719	$12,538	$13,896	$27,217
	Average annual total return	27.19%	7.83%	6.80%	12.31%
Bloomberg Barclays U.S. Aggregate Bond Index	Growth of $10,000	$10,354	$10,687	$11,095	$13,871
	Average annual total return	3.54%	2.24%	2.10%	3.87%
Blended Index	Growth of $10,000	$11,645	$12,335	$15,252	$21,845
	Average annual total return	16.45%	7.24%	8.81%	9.53%

The growth of $10,000 is cumulative.

**	The Fund commenced offering Class B shares on May 18, 2009. The performance shown for each index is for the time period of May 31, 2009 through December 31, 2017, which is based on the performance period of the life of Class B.

4	|	Deutsche Variable Series II — Deutsche Alternative Asset Allocation VIP

Management Summary	December 31, 2017 (Unaudited)

The Fund returned 7.41% (Class A shares, unadjusted for contract charges) during 2017, trailing the 16.45% gain of its blended benchmark. When assessing performance, it is important to keep in mind that the Fund’s objective is not to match the short-term returns of either stocks or bonds, but rather to provide investors with a way to augment longer-term portfolio diversification through investments in alternative assets. (Diversification cannot protect against loss.)

The Fund generated positive returns across multiple segments of the portfolio during the past year. Among the Fund’s various allocations, the SPDR Bloomberg Barclays Convertible Securities ETF made the largest contribution to performance. Convertible bonds benefited from the gains in global equities and the hearty demand for income-producing assets. The ETF has been a robust contributor since it was first added to the portfolio in September 2011, and we continue to see convertibles as a way to generate income with a lower degree of interest-rate risk than bonds.

Our allocation to infrastructure stocks, which we achieved through a position in Deutsche Global Infrastructure Fund and a more recently added holding in iShares Global Infrastructure ETF, was another notable contributor. The category produced healthy returns amid signs of strengthening global growth. We continue to view infrastructure stocks as an attractive way to achieve exposure to the global equity markets due to their historically steady revenues, above-average income and potential to benefit from the expanding need for infrastructure to serve the world’s growing population.

The Fund’s allocation to real estate investment trusts (REITs) also generated healthy gains. The category was boosted by the combination of investors’ continued preference for income, the improving health of the world property markets and expectations that the U.S. Federal Reserve will be able to maintain a gradual and well-communicated approach to raising interest rates.

The Fund’s allocation to commodities—which it achieved through Deutsche Enhanced Commodity Strategy Fund—posted a slight gain but was a drag on returns relative to the benchmark. While the asset class finished in positive territory thanks to a rally in oil and industrial metals in the second half of the year, it did not keep pace with the strong rally in equities. We continue to view commodities as an attractive source of longer-term diversification. (Diversification cannot protect against loss.)

On the fixed-income side, positions in emerging-markets bond funds made the largest contribution to performance. The category registered a healthy advance and comfortably outpaced investment-grade bonds thanks to the combination of stronger growth in the emerging markets and investors’ appetite for higher-yielding market segments. Allocations to floating-rate debt and inflation-linked bonds, while positive, delivered more muted returns on the year.

In determining the Fund’s allocations, our general approach was to emphasize risk- and credit-sensitive asset categories. At the same time, we sought to maintain a low degree of interest-rate risk in response to the backdrop of stronger economic growth and the potential for tighter monetary policy by the world’s central banks. In our view, these factors made the case for higher-yielding and economically sensitive market segments over those with more direct interest-rate exposure.

During the second half of the year, we took steps to augment diversification by adding to new categories such as preferred stocks and as diversifying existing allocations between active and passively managed portfolios. We also eliminated the Fund’s position in inflation-linked bonds and rotated the proceeds into areas where we saw greater potential upside.

More broadly speaking, we continued to seek well-diversified exposure to the alternative asset classes, with an emphasis on investments that we think can help the Fund achieve competitive results over a multi-year period. We believe this approach offers a continued source of diversification for those who are primarily invested in traditional asset classes.

Pankaj Bhatnagar, PhD, Managing Director

Darwei Kung, Managing Director

Portfolio Managers

Deutsche Variable Series II — Deutsche Alternative Asset Allocation VIP	|	5

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Blended Index is calculated using the performance of two unmanaged indices, representative of stocks (the Morgan Stanley Capital International (MSCI) World Index (70%) and bonds (the Barclays U.S. Aggregate Bond Index (30%). These results are summed to produce the aggregate benchmark. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

An exchanged-traded fund (ETF) is a security that tracks an index, a commodity or a basket of assets like an index fund, but trades like a stock on an exchange.

Inflation-protected securities are types of fixed-income investments that offer a nominal return plus the inflation rate.

Convertible bonds are bonds that are issued by corporations and that can be converted to shares of the issuing company’s stock at the bondholder’s discretion.

Preferred stocks are hybrid securities that offer some of the features of both stocks and bonds.

6	|	Deutsche Variable Series II — Deutsche Alternative Asset Allocation VIP

Portfolio Summary	(Unaudited)

Asset Allocation* (As a % of Investment Portfolio excluding Cash Equivalents)	12/31/17	12/31/16
Real Asset	49%	50%
Deutsche Enhanced Commodity Strategy Fund	14%	17%
Deutsche Global Infrastructure Fund	12%	11%
iShares Global Infrastructure ETF	10%	—
Deutsche Global Real Estate Securities Fund	9%	0%
Deutsche Real Estate Securities Fund	4%	6%
Deutsche Global Inflation Fund	—	16%

Alternative Fixed Income	25%	38%
Deutsche Emerging Markets Fixed Income Fund	9%	18%
Deutsche Floating Rate Fund	8%	11%
VanEck Vectors JPMorgan EM Local Currency Bond ETF	4%	7%
iShares JPMorgan USD Emerging Markets Bond ETF	4%	—
WisdomTree Emerging Markets Local Debt ETF	—	2%

Alternative Equity	20%	12%
SPDR Bloomberg Barclays Convertible Securities ETF	15%	12%
iShares U.S. Preferred Stock ETF	5%	—

Absolute Return	6%	—
VelocityShares Daily Inverse VIX Short Term ETN	3%	—
PowersShares DB U.S. Dollar Index Bullish Fund	2%	—
ProShares Short VIX Short-Term Futures ETF	1%	—
	100%	100%

*	During the periods indicated, asset categories and investment strategies represented in the fund’s portfolio fell into the following categories: Real Assets, Alternative Fixed Income, Alternative Equity, and Absolute Return. Real Asset investments have a tangible or physical aspect such as real estate or commodities. Alternative Fixed Income investments seek to offer exposure to categories generally not included in investors’ allocations and to foreign investments, many of which are not denominated in US dollars. Alternative Equity investments are investments primarily in convertible and preferred instruments that offer equity exposure. Absolute Return investments seek positive returns in all market environments or seek to increase the diversification or liquidity of the fund’s portfolio.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 8.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund’s current prospectus for more information.

Deutsche Variable Series II — Deutsche Alternative Asset Allocation VIP	|	7

Investment Portfolio	December 31, 2017

	Shares	Value ($)
Mutual Funds 53.4%
Deutsche Emerging Markets Fixed Income Fund “Institutional” (a)	1,725,894	16,551,326
Deutsche Enhanced Commodity Strategy Fund “Institutional” (a)	2,102,819	25,128,692
Deutsche Floating Rate Fund “Institutional” (a)	1,622,166	13,334,203
Deutsche Global Infrastructure Fund “Institutional” (a)	1,391,133	20,825,265
Deutsche Global Real Estate Securities Fund “Institutional” (a)	1,623,513	14,968,792
Deutsche Real Estate Securities Fund “Institutional” (a)	362,322	7,376,866
Total Mutual Funds (Cost $94,858,409)		98,185,144

Exchange-Traded Funds 39.7%
iShares Global Infrastructure ETF	385,600	17,436,832
iShares JPMorgan USD Emerging Markets Bond ETF	61,600	7,151,760
iShares U.S. Preferred Stock ETF	249,000	9,479,430
PowerShares DB U.S. Dollar Index Bullish Fund*	145,599	3,498,744
ProShares Short VIX Short-Term Futures ETF*	14,000	1,794,940

	Shares	Value ($)
SPDR Bloomberg Barclays Convertible Securities ETF	521,820	26,404,092
VanEck Vectors JPMorgan EM Local Currency Bond ETF	380,598	7,223,750
Total Exchange-Traded Funds (Cost $71,567,934)		72,989,548

Exchange-Traded Note 2.7%
VelocityShares Daily Inverse VIX Short Term ETN* (Cost $4,076,285)	37,200	5,001,168

Cash Equivalents 7.1%
Deutsche Central Cash Management Government Fund, 1.30% (a) (b) (Cost $12,941,460)	12,941,460	12,941,460

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $183,444,088)	102.9	189,117,320
Other Assets and Liabilities, Net	(2.9)	(5,273,176)
Net Assets	100.0	183,844,144

*	Non-income producing security.

(a)	Affiliated fund managed by Deutsche Investment Management Americas Inc.

(b)	The rate shown is the annualized seven-day yield at period end.

EM: Emerging Markets

SPDR: Standard & Poor’s Depositary Receipt

The Fund mainly invests in Underlying Deutsche Funds and Non-affiliated ETFs. The Underlying Deutsche Funds in which the Fund invests are considered to be affiliated investments.

A summary of the Fund’s transactions with affiliated Underlying Deutsche Funds during the year ended December 31, 2017 are as follows:

Affiliate	Value ($) at 12/31/2016	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Change in Unrealized Appreciation (Depreciation) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Value ($) at 12/31/2017
Deutsche Emerging Markets Fixed Income Fund	20,632,739	11,751,962	16,939,000	(717,219)	1,822,844	634,709	—	16,551,326
Deutsche Enhanced Commodity Strategy Fund	18,836,483	14,989,582	9,000,000	(3,662,671)	3,965,298	97,582	—	25,128,692
Deutsche Floating Rate Fund	12,592,284	3,147,147	2,000,000	(237,374)	(167,854)	630,196	—	13,334,203
Deutsche Global Inflation Fund	18,478,680	4,990,000	24,122,428	594,650	59,098	—	—	—
Deutsche Global Infrastructure Fund	12,207,777	6,954,381	—	—	1,663,107	398,381	—	20,825,265
Deutsche Global Real Estate Securities Fund	422,249	14,563,718	—	—	(17,175)	367,718	—	14,968,792

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche Variable Series II — Deutsche Alternative Asset Allocation VIP

Affiliate	Value ($) at 12/31/2016	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Change in Unrealized Appreciation (Depreciation) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Value ($) at 12/31/2017
Deutsche Real Estate Securities Fund	6,637,281	3,025,409	2,500,000	(180,103)	394,279	357,102	197,440	7,376,866
Deutsche Central Cash Management Government Fund	18,239,998	95,047,021	100,345,559	—	—	132,263	—	12,941,460
Total	108,047,491	154,469,220	154,906,987	(4,202,717)	7,719,597	2,617,951	197,440	111,126,604

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$98,185,144	$—	$—	$98,185,144
Exchange-Traded Funds	72,989,548	—	—	72,989,548
Exchange-Traded Note	5,001,168	—	—	5,001,168
Short-Term Investment	12,941,460	—	—	12,941,460
Total	$189,117,320	$—	$—	$189,117,320

There have been no transfers between fair value measurement levels during the year ended December 31, 2017.

Deutsche Variable Series II — Deutsche Alternative Asset Allocation VIP	|	9

Statement of Assets and Liabilities

as of December 31, 2017

Assets
Investments in affiliated Underlying Funds, at value (cost $107,799,869)	$111,126,604
Investments in non-affiliated Underlying Funds, at value (cost $75,644,219)	77,990,716
Cash	10,000
Receivable for investments sold	818,921
Receivable for Fund shares sold	110,402
Dividends receivable	31,818
Interest receivable	14,421
Other assets	3,892
Total assets	190,106,774

Liabilities
Payable for investments purchased	6,121,536
Payable for Fund shares redeemed	13,237
Accrued Trustees’ fees	2,170
Other accrued expenses and payables	125,687
Total liabilities	6,262,630
Net assets, at value	$183,844,144

Net Assets Consist of
Undistributed net investment income	3,670,578
Net unrealized appreciation (depreciation) on investments	5,673,232
Accumulated net realized gain (loss)	(6,552,275)
Paid-in capital	181,052,609
Net assets, at value	$183,844,144
Class A
Net Asset Value, offering and redemption price per share ($26,972,476 ÷ 1,982,448 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.61
Class B
Net Asset Value, offering and redemption price per share ($156,871,668 ÷ 11,540,895 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.59

     Statement of Operations

for the year ended December 31, 2017

Investment Income
Income:
Income distributions from affiliated Underlying Funds	$2,617,951
Dividends	1,795,674
Total income	4,413,625
Expenses:
Management fee	734,580
Administration fee	158,954
Record keeping fees (Class B)	48,193
Services to shareholders	2,968
Distribution service fee (Class B)	333,316
Custodian fee	5,796
Professional fees	72,095
Reports to shareholders	31,057
Registration fees	5
Trustees’ fees and expenses	8,728
Other	3,987
Total expenses before expense reductions	1,399,679
Expense reductions	(714,830)
Total expenses after expense reductions	684,849
Net investment income (loss)	3,728,776

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Sale of affiliated Underlying Funds	(4,202,717)
Sale of non-affiliated Underlying Funds	1,114,179
Capital gain distributions from affiliated Underlying Funds	197,440
(2,891,098)
Change in net unrealized appreciation (depreciation) on investments
Affiliated Underlying Funds	7,719,597
Non-affiliated Underlying Funds	2,370,556
10,090,153
Net gain (loss)	7,199,055
Net increase (decrease) in net assets resulting from operations	$10,927,831

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche Variable Series II — Deutsche Alternative Asset Allocation VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2017	2016
Operations:
Net investment income	$3,728,776	$2,874,142
Net realized gain (loss)	(2,891,098)	(1,444,719)
Change in net unrealized appreciation (depreciation)	10,090,153	3,861,095
Net increase (decrease) in net assets resulting from operations	10,927,831	5,290,518
Distributions to shareholders from:
Net investment income:
Class A	(586,944)	(500,963)
Class B	(2,539,240)	(1,722,118)
Total distributions	(3,126,184)	(2,223,081)
Fund share transactions:
Class A
Proceeds from shares sold	4,259,606	4,188,144
Reinvestment of distributions	586,944	500,963
Payments for shares redeemed	(3,329,766)	(2,114,144)
Net increase (decrease) in net assets from Class A share transactions	1,516,784	2,574,963
Class B
Proceeds from shares sold	53,356,061	27,389,957
Reinvestment of distributions	2,539,240	1,722,118
Payments for shares redeemed	(12,561,333)	(12,422,361)
Net increase (decrease) in net assets from Class B share transactions	43,333,968	16,689,714
Increase (decrease) in net assets	52,652,399	22,332,114
Net assets at beginning of period	131,191,745	108,859,631
Net assets at end of period (including undistributed net investment income of $3,670,578 and $3,070,645, respectively)	$183,844,144	$131,191,745

Other Information
Class A
Shares outstanding at beginning of period	1,866,984	1,666,853
Shares sold	321,873	325,638
Shares issued to shareholders in reinvestment of distributions	45,046	39,415
Shares redeemed	(251,455)	(164,922)
Net increase (decrease) in Class A shares	115,464	200,131
Shares outstanding at end of period	1,982,448	1,866,984
Class B
Shares outstanding at beginning of period	8,257,413	6,979,222
Shares sold	4,038,118	2,113,626
Shares issued to shareholders in reinvestment of distributions	194,727	135,280
Shares redeemed	(949,363)	(970,715)
Net increase (decrease) in Class B shares	3,283,482	1,278,191
Shares outstanding at end of period	11,540,895	8,257,413

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series II — Deutsche Alternative Asset Allocation VIP	|	11

Financial Highlights

	Years Ended December 31,
Class A	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$12.97	$12.60	$13.88	$13.75	$13.90
Income (loss) from investment operations:
Net investment income[a]	.33	.35	.29	.36	.26
Net realized and unrealized gain (loss)	.62	.31	(1.13)	.13	(.13)
Total from investment operations	.95	.66	(.84)	.49	.13
Less distributions from:
Net investment income	(.31)	(.29)	(.41)	(.27)	(.28)
Net realized gains	—	—	(.03)	(.09)	—
Total distributions	(.31)	(.29)	(.44)	(.36)	(.28)
Net asset value, end of period	$13.61	$12.97	$12.60	$13.88	$13.75
Total Return (%)[b,c]	7.41	5.30	(6.29)	3.50	.93

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	24	21	20	15
Ratio of expenses before expense reductions (%)[d,e]	.64	.56	.53	.56	.64
Ratio of expenses after expense reductions (%)[d,e]	.19	.27	.33	.32	.27
Ratio of net investment income (%)	2.50	2.70	2.19	2.54	1.86
Portfolio turnover rate (%)	55	51	21	28	40

	Years Ended December 31,
Class B	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$12.96	$12.59	$13.87	$13.74	$13.88
Income (loss) from investment operations:
Net investment income[a]	.31	.31	.25	.31	.22
Net realized and unrealized gain (loss)	.59	.31	(1.12)	.14	(.11)
Total from investment operations	.90	.62	(.87)	.45	.11
Less distributions from:
Net investment income	(.27)	(.25)	(.38)	(.23)	(.25)
Net realized gains	—	—	(.03)	(.09)	—
Total distributions	(.27)	(.25)	(.41)	(.32)	(.25)
Net asset value, end of period	$13.59	$12.96	$12.59	$13.87	$13.74
Total Return (%)[b,c]	7.01	4.99	(6.54)	3.24	.75

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	157	107	88	94	84
Ratio of expenses before expense reductions (%)[d,e]	.93	.85	.83	.86	.93
Ratio of expenses after expense reductions (%)[d,e]	.48	.57	.62	.57	.52
Ratio of net investment income (%)	2.31	2.45	1.84	2.22	1.57
Portfolio turnover rate (%)	55	51	21	28	40

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds’ expenses.

[d]	The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

[e]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche Variable Series II — Deutsche Alternative Asset Allocation VIP

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Alternative Asset Allocation VIP (the “Fund”) is a diversified series of Deutsche Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust. The Fund mainly invests in other affiliated Deutsche funds (i.e., mutual funds, exchange-traded funds and other pooled investment vehicles managed by Deutsche Investment Management Americas Inc. or one of its affiliates, together the “Underlying Deutsche Funds”), non-affiliated exchange-traded funds (“Non-affiliated ETFs”), non-affiliated exchange-traded notes (“Non-affiliated ETNs”) and derivative investments. Non-affiliated ETFs, Non-affiliated ETNs and Underlying Deutsche Funds are collectively referred to as “Underlying Funds.” During the year ended December 31, 2017, the Fund primarily invested in underlying Deutsche Funds and non-affiliated ETFs. Each Underlying Deutsche Fund’s accounting policies and investment holdings are outlined in the Underlying Deutsche Funds’ financial statements and are available upon request.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Investments in mutual funds are valued at the net asset value per share of each class of the Underlying Deutsche Funds and are categorized as Level 1.

ETFs and ETNs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. ETFs and ETNs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. ETFs and ETNs securities are generally categorized as Level 1.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At December 31, 2017, the Fund had approximately $3,706,000 of long-term tax basis capital loss carryforwards, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2017 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Deutsche Variable Series II — Deutsche Alternative Asset Allocation VIP	|	13

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and capital gain distributions from Underlying Funds. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2017, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$3,670,578
Capital loss carryforward	$(3,706,000)
Unrealized appreciation (depreciation) on investments	$2,826,696

At December 31, 2017, the aggregate cost of investments for federal income tax purposes was $186,290,624. The net unrealized appreciation for all investments based on tax cost was $2,826,696. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $7,332,590 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $4,505,894.

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2017	2016
Distributions from ordinary income*	$3,126,184	$2,223,081

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend Income is recorded on the ex-dividend date. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended December 31, 2017, purchases and sales of affiliated Underlying Funds (excluding money market funds) aggregated $66,281,862 and $57,789,993, respectively. Purchases and sales of Non-affiliated ETFs aggregated $71,196,158 and $22,311,623, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments in Underlying Funds to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisors.

RREEF America L.L.C. (“RREEF”), an indirect, wholly owned subsidiary of Deutsche Bank AG, acts as an investment subadvisor to the Fund. As an investment subadvisor to the Fund, RREEF provides investment management services to the portions of the Fund’s portfolio allocated to direct investments in global real estate and global infrastructure securities. RREEF is paid by the Advisor for the services RREEF provides to the Fund. As of the date of this report, the Fund obtained its exposure to global real estate and global infrastructure securities indirectly through investments in other Underlying Deutsche Funds.

14	|	Deutsche Variable Series II — Deutsche Alternative Asset Allocation VIP

The Fund does not invest in the Underlying Deutsche Funds for the purpose of exercising management or control; however, investments within the set limits may represent 5% or more of an Underlying Deutsche Fund’s outstanding shares. At December 31, 2017, the Fund held approximately 20% of Deutsche Emerging Markets Fixed Income Fund. Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

On assets invested in other Deutsche Funds	.20%
On assets invested in all other assets not considered Deutsche Funds	1.20%

Accordingly, for the year ended December 31, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.46% of the Fund’s average daily net assets.

In addition, the Advisor will receive management fees from managing the Underlying Deutsche Funds in which the Fund invests.

For the period from January 1, 2017 through September 30, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and Underlying Funds) of each class as follows:

Class A	.23%
Class B	.53%

In addition, the Advisor has contractually agreed to waive its fees and/or reimburse fund expenses for the period July 17, 2017 through September 30, 2018 to the extent necessary to maintain the fund’s total annual operating expenses (including indirect expenses of Underlying Funds and excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) of each class as follows:

Class A	.86%
Class B	1.15%

For the year ended December 31, 2017, the Advisor has voluntarily agreed to waive 0.15% of its management fee.

For the year ended December 31, 2017, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$115,360
Class B	599,470
$714,830

The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which it is invested.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2017, the Administration Fee was $158,954, of which $15,302 is unpaid.

Service Provider Fees. Deutsche AM Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2017, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2017
Class A	$131	$33
Class B	247	61
	$378	$94

Deutsche Variable Series II — Deutsche Alternative Asset Allocation VIP	|	15

Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, Deutsche AM Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2017, the Distribution Service Fee aggregated $333,316, of which $32,586 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $11,146, of which $3,672 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee.

D. Ownership of the Fund

At December 31, 2017, one participating insurance company was the owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 90%. Three participating insurance companies were the owner of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 45%, 36% and 13%, respectively.

16	|	Deutsche Variable Series II — Deutsche Alternative Asset Allocation VIP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and Shareholders of Deutsche Alternative Asset Allocation VIP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Deutsche Alternative Asset Allocation VIP (the “Fund”) (one of the funds constituting the Deutsche Variable Series II) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the Deutsche Variable Series II) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.

Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Deutsche family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 15, 2018

Deutsche Variable Series II — Deutsche Alternative Asset Allocation VIP	|	17

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the expense of the Underlying Funds in which the Fund invests. These expenses are not included in the Fund’s annualized expense ratios used to calculate the expense estimate in the tables. In the most recent six-month period, the Fund limited the ongoing expenses the Fund bears directly; had it not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2017 to December 31, 2017).

The tables illustrate your Fund’s expenses in two ways:

–	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2017

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/17	$1,000.00	$1,000.00
Ending Account Value 12/31/17	$1,041.30	$1,039.00
Expenses Paid per $1,000*	$.77	$2.26

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/17	$1,000.00	$1,000.00
Ending Account Value 12/31/17	$1,024.45	$1,022.99
Expenses Paid per $1,000*	$.77	$2.24

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios**	Class A	Class B
Deutsche Variable Series II — Deutsche Alternative Asset Allocation VIP	.15%	.44%

**	The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

18	|	Deutsche Variable Series II — Deutsche Alternative Asset Allocation VIP

Tax Information	(Unaudited)

For corporate shareholders, 7% of income dividends paid during the Fund’s fiscal year ended December 31, 2017 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on “proxy voting” at the bottom of the page) — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche Variable Series II — Deutsche Alternative Asset Allocation VIP	|	19

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche Alternative Asset Allocation VIP’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) and sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between DIMA and RREEF America L.L.C. (“RREEF”), an affiliate of DIMA, in September 2017.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

– During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

– The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

– The Board also received extensive information throughout the year regarding performance of the Fund.

– The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

– In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and RREEF are part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and RREEF’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and RREEF provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisers, including RREEF. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has

20	|	Deutsche Variable Series II — Deutsche Alternative Asset Allocation VIP

put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 1st quartile, 2nd quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2016.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board noted that, since inception, DIMA has waived voluntarily a portion (0.15%) of the Fund’s management fee. With respect to any sub-advisory fee paid to RREEF, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted the Fund’s total (net) operating expenses and noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and RREEF.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA from advising the Deutsche Funds along with the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality. The Board did not receive profitability information with respect to the Fund, but did receive such information with respect to the funds in which the Fund invests. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Deutsche Variable Series II — Deutsche Alternative Asset Allocation VIP	|	21

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

22	|	Deutsche Variable Series II — Deutsche Alternative Asset Allocation VIP

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	89	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	92	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	89	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	89	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	89	—

Deutsche Variable Series II — Deutsche Alternative Asset Allocation VIP	|	23

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	89	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	89	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	89	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	89	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	89	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	89	—

24	|	Deutsche Variable Series II — Deutsche Alternative Asset Allocation VIP

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management; formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); Director, Deutsche AM Service Company (since 2017); Director and President, DB Investment Managers, Inc. (since 2017); formerly: Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly: Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] Deutsche Asset Management
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

[1]	The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche Variable Series II — Deutsche Alternative Asset Allocation VIP	|	25

VS2AAA-2 (R-025824-7 2/18)

December 31, 2017

Annual Report

Deutsche Variable Series II

Deutsche CROCI® U.S. VIP

Contents

3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
9	Statement of Assets and Liabilities
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Financial Highlights
12	Notes to Financial Statements
17	Report of Independent Registered Public Accounting Firm
18	Information About Your Fund’s Expenses
19	Tax Information
19	Proxy Voting
20	Advisory Agreement Board Considerations and Fee Evaluation
23	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

The fund will be managed using the CROCI® Investment Process which is based on portfolio management’s belief that, over time, stocks which display more favorable financial metrics (for example, the CROCI® Economic P/E Ratio) as generated by this process may outperform stocks which display less favorable metrics. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the fund. Stocks may decline in value. The fund may lend securities to approved institutions. Please read the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche Variable Series II — Deutsche CROCI® U.S. VIP

Performance Summary	December 31, 2017 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2017 are 0.81% and 1.13% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in Deutsche CROCI® U.S. VIP

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Prior to October 3, 2016, the Fund had a team that operated with a different investment strategy. Performance would have been different if the Fund’s current strategy had been in effect.

Comparative Results

Deutsche CROCI® U.S. VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,288	$10,942	$15,857	$15,366
	Average annual total return	22.88%	3.05%	9.66%	4.39%
S&P 500® Index	Growth of $10,000	$12,183	$13,829	$20,814	$22,603
	Average annual total return	21.83%	11.41%	15.79%	8.50%

Deutsche CROCI® U.S. VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$12,245	$10,842	$15,619	$14,892
	Average annual total return	22.45%	2.73%	9.33%	4.06%
S&P 500® Index	Growth of $10,000	$12,183	$13,829	$20,814	$22,603
	Average annual total return	21.83%	11.41%	15.79%	8.50%

The growth of $10,000 is cumulative.

Deutsche Variable Series II — Deutsche CROCI® U.S. VIP	|	3

Management Summary	December 31, 2017 (Unaudited)

The Fund returned 22.88% (Class A shares, unadjusted for contract charges) in 2017, outpacing the 21.83% return for its benchmark, the S&P 500 Index. Effective May 1, 2017, the fund’s name changed from Deutsche Large Cap Value VIP to Deutsche CROCI® U.S. VIP.

U.S. equities produced unusually positive performance in the past year, with steady gains, low volatility and a remarkable lack of any significant sell-offs. This favorable backdrop was especially supportive for the growth style, but value stocks — though experiencing healthy, double-digit returns — trailed the overall market. While the underperformance of value stocks would ordinarily be expected to act as a headwind to the Fund due to the nature of our approach, we overcame this obstacle and posted competitive results relative to the S&P 500 Index. We believe a key reason for this positive outcome is that even though value as a whole lagged, many of the stocks identified by the CROCI® process in fact performed quite well.

We generated the widest margin of outperformance in the consumer staples sector, where the leading contributor was our overweight position in Wal-Mart Stores, Inc.* The stock registered market-beating returns despite the challenging environment for retailers, as investors gained confidence that the company could compete effectively with Amazon.com.* Kimberly-Clark Corp. and Estee Lauder Companies, Inc.* also contributed to our strong showing in the sector. Outside of consumer staples, the largest contribution came from a position in the homebuilder D.R. Horton, Inc.,* which produced returns well above the index behind rising housing prices and growing investor optimism regarding the industry outlook. Positions in the semiconductor stocks Lam Research Corp.,* KLA-Tencor Corp.,* Intel Corp.* also rallied amid an upturn in end-market demand.

Our security selection in utilities detracted from performance, due largely to the negative returns for our positions in PPL Corp. and Edison International. The financial sector was a further area of weakness for the Fund, primarily as a result of our position in U.S. Bancorp. Certain media stocks, including Discovery Communications, Inc. and Time Warner, Inc., were additional detractors of note. The retailer Target Corp.* — which suffered from a combination of weaker sales and rising costs — was our most notable individual detractor despite the stock’s recovery in the second half of the year.

Sector allocations, while a residual effect of our bottom-up stock selection process, nonetheless contributed to the Fund’s results in 2017. We gained a sizable advantage from having a zero-weighting in energy stocks, the only one of the 11 major sectors to post a negative return on the year. However, the benefit was offset to some extent by our overweight in the underperforming utilities sector. Although this aspect of our positioning was a detractor in the short term, we continue to find the sector home to a high representation of the undervalued stocks we seek. As of May 1, 2017, the fund’s strategy broadened to include companies in the financial sector.

The fundamental picture for the stock market improved considerably in 2017, highlighted by stronger economic growth and rising corporate earnings. These developments were accompanied by higher valuations, however, indicating that investors need to be selective in order to find the most compelling opportunities at the individual stock level. We think the Fund, by virtue of its emphasis on “real value,” is positioned to identify companies with the potential to outperform in a variety of market conditions. As of December 31, 2017, the Fund had a price-to-earnings ratio of 15.3 based on one-year forward earnings estimates, versus 19.0 for the S&P 500 Index. The portfolio also compared favorably to the benchmark in terms of its fundamentals, illustrated by its higher return on equity (22.11% vs. 19.2%). We believe the intrinsic value in the portfolio helps provide the Fund with a firm foundation for performance in the event that broader-market returns begin to slow from their unusually strong pace of the past year.

Di Kumble, CFA, Managing Director

John Moody, Vice President

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4	|	Deutsche Variable Series II — Deutsche CROCI® U.S. VIP

Terms to Know

The Standard & Poor’s 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Cash Return On Capital Invested (CROCI®), an investment process based on a proprietary valuation technique, attempts to understand the real value of a company by converting financial-statement data into a set of economic inputs that are used to calculate a valuation metric called “Economic P/E ratio,” which is comparable across markets, sectors and stocks. Economic value as calculated by the CROCI® process via the adjustments to and normalizations of reported financial statements, conducted by CROCI’s team of company analysts. The management teams believes this process helps identify companies’ “real value.”

Contribution and detraction incorporate both a stock’s total return and its weighting in the index.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Price-to-earnings ratio (P/E) ratio (or accounting P/E ratio) compares a company’s current share price to its per-share earnings. The CROCI economic P/E ratio is a measure of valuation that incorporates all of the assets and liabilities of a company which are adjusted systematically by the CROCI team.

Return on equity is the amount of net income returned as a percentage of shareholders’ equity.

*	Not held in the portfolio as of December 31, 2017

Deutsche Variable Series II — Deutsche CROCI® U.S. VIP	|	5

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/17	12/31/16
Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/17	12/31/16
Financials	18%	—
Consumer Discretionary	15%	15%
Industrials	15%	12%
Health Care	15%	17%
Utilities	14%	21%
Consumer Staples	10%	17%
Information Technology	8%	12%
Materials	5%	3%
Telecommunication Services	—	3%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 7.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund’s current prospectus for more information.

6	|	Deutsche Variable Series II — Deutsche CROCI® U.S. VIP

Investment Portfolio	December 31, 2017

	Shares	Value ($)
Common Stocks 99.2%
Consumer Discretionary 15.2%
Automobiles 2.2%
General Motors Co.	85,197	3,492,225

Household Durables 2.3%
Garmin Ltd.	61,385	3,656,704

Media 10.7%
CBS Corp. “B”	66,530	3,925,270
Discovery Communications, Inc. “A”* (a)	217,475	4,867,091
Time Warner, Inc.	42,809	3,915,739
Walt Disney Co.	36,702	3,945,832

		16,653,932

Consumer Staples 10.0%
Beverages 4.9%
Coca-Cola Co.	83,049	3,810,288
PepsiCo, Inc.	32,782	3,931,218

		7,741,506

Household Products 5.1%
Kimberly-Clark Corp.	32,947	3,975,385
Procter & Gamble Co.	42,893	3,941,009

		7,916,394

Financials 18.2%
Banks 10.4%
Citigroup, Inc.	52,991	3,943,061
JPMorgan Chase & Co.	38,655	4,133,766
U.S. Bancorp.	73,078	3,915,519
Wells Fargo & Co.	70,090	4,252,360

		16,244,706

Capital Markets 2.5%
Bank of New York Mellon Corp.	72,050	3,880,613

Consumer Finance 5.3%
American Express Co.	40,203	3,992,560
Capital One Financial Corp.	43,178	4,299,665

		8,292,225

Health Care 14.8%
Biotechnology 7.4%
Amgen, Inc.	22,368	3,889,796
Biogen, Inc.*	12,095	3,853,104
Gilead Sciences, Inc.	52,547	3,764,467

		11,507,367

Pharmaceuticals 7.4%
Johnson & Johnson	27,405	3,829,027
Merck & Co., Inc.	69,986	3,938,112
Pfizer, Inc.	107,061	3,877,749

		11,644,888

Industrials 15.2%
Aerospace & Defense 7.6%
Lockheed Martin Corp.	12,154	3,902,042
Raytheon Co.	20,592	3,868,207
United Technologies Corp.	32,431	4,137,223

		11,907,472

	Shares	Value ($)

Electrical Equipment 2.5%
Eaton Corp. PLC	50,077	3,956,584

Industrial Conglomerates 2.5%
Honeywell International, Inc.	25,615	3,928,316

Machinery 2.6%
Illinois Tool Works, Inc.	23,972	3,999,728

Information Technology 7.5%
Communications Equipment 2.6%
Cisco Systems, Inc.	103,860	3,977,838

IT Services 4.9%
Amdocs Ltd.	59,058	3,867,118
International Business Machines Corp.	25,088	3,849,001

		7,716,119

Materials 5.0%
Chemicals
LyondellBasell Industries NV “A”	36,486	4,025,135
Monsanto Co.	32,005	3,737,544

		7,762,679

Utilities 13.3%
Electric Utilities 8.8%
American Electric Power Co., Inc.	49,687	3,655,472
Edison International	46,908	2,966,462
NextEra Energy, Inc.	24,305	3,796,198
PPL Corp.	105,217	3,256,466

		13,674,598

Multi-Utilities 4.5%
DTE Energy Co.	33,722	3,691,210
Sempra Energy	31,780	3,397,918

		7,089,128
Total Common Stocks (Cost $142,979,705)		155,043,022

Securities Lending Collateral 3.2%
Deutsche Government & Agency Securities Portfolio “Deutsche Government Cash Institutional Shares”, 1.21% (b) (c) (Cost $4,968,641)	4,968,641	4,968,641

Cash Equivalents 0.9%
Deutsche Central Cash Management Government Fund, 1.30% (b) (Cost $1,372,351)	1,372,351	1,372,351

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $149,320,697)	103.3	161,384,014
Other Assets and Liabilities, Net	(3.3)	(5,098,730)
Net Assets	100.0	156,285,284

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series II — Deutsche CROCI® U.S. VIP	|	7

*	Non-income producing security.

(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2017 amounted to $4,782,718, which is 3.1% of net assets.

(b)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (d)	$155,043,022	$—	$—	$155,043,022
Short-Term Investment (d)	6,340,992	—	—	6,340,992
Total	$161,384,014	$—	$—	$161,384,014

There have been no transfers between fair value measurement levels during the year ended December 31, 2017.

(d)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche Variable Series II — Deutsche CROCI® U.S. VIP

Statement of Assets and Liabilities

as of December 31, 2017

Assets
Investments in non-affiliated securities, at value (cost $142,979,705) — including $4,782,718 of securities loaned	$155,043,022
Investment in Deutsche Government & Agency Securities Portfolio (cost $4,968,641)*	4,968,641
Investment in Deutsche Central Cash Management Government Fund (cost $1,372,351)	1,372,351
Cash	10,000
Dividends receivable	318,408
Interest receivable	2,097
Other assets	3,911
Total assets	161,718,430

Liabilities
Payable upon return of securities loaned	4,968,641
Payable for Fund shares redeemed	279,976
Accrued management fee	72,501
Accrued Trustees’ fees	3,453
Other accrued expenses and payables	108,575
Total liabilities	5,433,146
Net assets, at value	$156,285,284

Net Assets Consist of
Undistributed net investment income	3,682,681
Net unrealized appreciation (depreciation) on investments	12,063,317
Accumulated net realized gain (loss)	9,589,585
Paid-in capital	130,949,701
Net assets, at value	$156,285,284

Net Asset Value
Class A
Net Asset Value and redemption price per share ($152,776,814 ÷ 9,181,648 shares of capital stock outstanding, no par value, unlimited shares authorized)	$16.64
Class B
Net Asset Value offering and redemption price per share ($3,508,470 ÷ 210,410 shares of capital stock outstanding, no par value, unlimited shares authorized)	$16.67

*	Represents collateral on securities loaned.

Statement of Operations

for the year ended December 31, 2017

Investment Income
Income:
Dividends	$5,203,037
Income distributions — Deutsche Central Cash Management Government Fund	14,005
Securities lending income, net of borrower rebates	3,580
Total income	5,220,622
Expenses:
Management fee	1,469,890
Administration fee	226,137
Services to Shareholders	4,086
Record keeping fee (Class B)	2,556
Distribution service fees (Class B)	8,870
Custodian fee	6,689
Professional fees	78,615
Reports to shareholders	32,480
Trustees’ fees and expenses	13,177
Other	15,442
Total expenses before expense reductions	1,857,942
Expense reductions	(218,494)
Total expenses after expense reductions	1,639,448
Net investment income	3,581,174

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	32,400,819
Payments by affiliates (see Note F)	62,466
32,463,285
Change in net unrealized appreciation (depreciation) on investments	10,347,153
Net gain (loss)	42,810,438
Net increase (decrease) in net assets resulting from operations	$46,391,612

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series II — Deutsche CROCI® U.S. VIP	|	9

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2017	2016
Operations:
Net investment income	$3,581,174	$4,001,244
Net realized gain (loss)	32,463,285	(20,531,633)
Change in net unrealized appreciation (depreciation)	10,347,153	1,399,099
Net increase (decrease) in net assets resulting from operations	46,391,612	(15,131,290)
Distributions to shareholders from:
Net investment income:
Class A	(3,625,439)	(2,434,486)
Class B	(42,548)	(25,893)
Net realized gains:
Class A	—	(12,035,759)
Class B	—	(185,570)
Total distributions	(3,667,987)	(14,681,708)
Fund share transactions:
Class A
Proceeds from shares sold	3,856,097	5,510,987
Reinvestment of distributions	3,625,439	14,470,245
Payments for shares redeemed	(124,081,648)	(56,264,127)
Net increase (decrease) in net assets from Class A share transactions	(116,600,112)	(36,282,895)
Class B
Proceeds from shares sold	97,651	525,700
Reinvestment of distributions	42,548	211,463
Payments for shares redeemed	(815,252)	(1,258,566)
Net increase (decrease) in net assets from Class B share transactions	(675,053)	(521,403)
Increase (decrease) in net assets	(74,551,540)	(66,617,296)
Net assets at beginning of period	230,836,824	297,454,120
Net assets at end of period (including undistributed net investment income of $3,682,681 and $3,845,993, respectively)	$156,285,284	$230,836,824

Other Information
Class A
Shares outstanding at beginning of period	16,529,732	19,157,658
Shares sold	255,906	405,203
Shares issued to shareholders in reinvestment of distributions	245,460	1,079,869
Shares redeemed	(7,849,450)	(4,112,998)
Net increase (decrease) in Class A shares	(7,348,084)	(2,627,926)
Shares outstanding at end of period	9,181,648	16,529,732
Class B
Shares outstanding at beginning of period	254,820	291,996
Shares sold	6,516	38,734
Shares issued to shareholders in reinvestment of distributions	2,869	15,722
Shares redeemed	(53,795)	(91,632)
Net increase (decrease) in Class B shares	(44,410)	(37,176)
Shares outstanding at end of period	210,410	254,820

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche Variable Series II — Deutsche CROCI® U.S. VIP

Financial Highlights

		Years Ended December 31,
Class A	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$13.75	$15.29	$17.38	$15.97	$12.45
Income (loss) from investment operations:
Net investment income (loss)[a]	.24	.23	.11	.24	.26
Net realized and unrealized gain (loss)	2.88	(.93)	(1.20)	1.45	3.54
Total from investment operations	3.12	(.70)	(1.09)	1.69	3.80
Less distributions from:
Net investment income	(.23)	(.14)	(.25)	(.28)	(.28)
Net realized gains on investment transactions	—	(.70)	(.75)	—	—
Total distributions	(.23)	(.84)	(1.00)	(.28)	(.28)
Net asset value, end of period	$16.64	$13.75	$15.29	$17.38	$15.97
Total Return (%)[b]	22.88 [c]	(4.39)	(6.87)	10.72	30.89

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	153	227	293	430	432
Ratio of expenses before expense reductions (%)[d]	.82	.81	.78	.78	.78
Ratio of expenses after expense reductions (%)[d]	.72	.74	.73	.73	.74
Ratio of net investment income (loss) (%)	1.59	1.66	.65	1.43	1.82
Portfolio turnover rate (%)	97	293	121	133	54

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	The Fund’s total return includes a reimbursement by the Adviser for commission costs incurred in connection with purchases and sales of portfolio assets due to the change in investment strategy, which otherwise would have reduced total return by 0.03%.

[d]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

		Years Ended December 31,
Class B	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$13.78	$15.31	$17.40	$15.99	$12.46
Income (loss) from investment operations:
Net investment income (loss)[a]	.20	.19	.06	.18	.22
Net realized and unrealized gain (loss)	2.87	(.92)	(1.21)	1.46	3.55
Total from investment operations	3.07	(.73)	(1.15)	1.64	3.77
Less distributions from:
Net investment income	(.18)	(.10)	(.19)	(.23)	(.24)
Net realized gains on investment transactions	—	(.70)	(.75)	—	—
Total distributions	(.18)	(.80)	(.94)	(.23)	(.24)
Net asset value, end of period	$16.67	$13.78	$15.31	$17.40	$15.99
Total Return (%)[b]	22.45 [c]	(4.62)	(7.16)	10.36	30.54

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	4	4	5	5
Ratio of expenses before expense reductions (%)[d]	1.15	1.13	1.10	1.09	1.09
Ratio of expenses after expense reductions (%)[d]	1.03	1.05	1.04	1.04	1.05
Ratio of net investment income (loss) (%)	1.31	1.37	.35	1.10	1.52
Portfolio turnover rate (%)	97	293	121	133	54

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	The Fund’s total return includes a reimbursement by the Adviser for commission costs incurred in connection with purchases and sales of portfolio assets due to the change in investment strategy, which otherwise would have reduced total return by 0.03%.

[d]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Deutsche Variable Series II — Deutsche CROCI® U.S. VIP	|	11

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche CROCI® U.S. VIP (formerly Deutsche Large Cap Value VIP) (the “Fund”) is a diversified series of Deutsche Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into

12	|	Deutsche Variable Series II — Deutsche CROCI® U.S. VIP

U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of December 31, 2017, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of December 31, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2017, the Fund had securities on loan, which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2017 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Deutsche Variable Series II — Deutsche CROCI® U.S. VIP	|	13

At December 31, 2017, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$7,031,142
Undistributed long-term capital gains	$7,220,108
Unrealized appreciation (depreciation) on investments	$11,084,333

At December 31, 2017, the aggregate cost of investments for federal income tax purposes was $150,299,681. The net unrealized appreciation for all investments based on tax cost was $11,084,333. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $14,811,764 aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $3,727,431.

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2017	2016
Distributions from ordinary income*	$3,667,987	$2,525,931
Distribution from long-term capital gains	$—	$12,155,777

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2017, purchases and sales of investment transactions (excluding short-term investments) aggregated $216,765,289 and $331,343,649, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.650%
Next $750 million	.625%
Next $1.5 billion	.600%
Next $2.5 billion	.575%
Next $2.5 billion	.550%
Next $2.5 billion	.525%
Next $2.5 billion	.500%
Over $12.5 billion	.475%

14	|	Deutsche Variable Series II — Deutsche CROCI® U.S. VIP

Accordingly, for the year ended December 31, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund’s average daily net assets.

For the period from January 1, 2017 through April 30, 2018, the Advisor has contractually agreed to waive all or a portion of its fee and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.72%
Class B	1.03%

For the year ended December 31, 2017, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$214,395
Class B	4,099
$218,494

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2017, the Administration Fee was $226,137, of which $13,456 is unpaid.

Service Provider Fees. Deutsche AM Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2017, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2017
Class A	$393	$98
Class B	228	56
	$621	$154

Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, Deutsche AM Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2017, the Distribution Service Fee aggregated $8,870, of which $755 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $10,695, of which $3,559 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in Deutsche Variable NAV Money Fund.

Deutsche Variable Series II — Deutsche CROCI® U.S. VIP	|	15

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2017, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $269.

D. Ownership of the Fund

At December 31, 2017, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 63% and 27%. Two participating insurance companies was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 61% and 15%.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2017.

F. Payment by Affiliate

During the year ended December 31, 2017, the Advisor agreed to reimburse the Fund $62,466 for commission costs incurred in connection with purchases and sales of portfolio assets due to the change in investment strategy. The amount reimbursed was 0.03% of the Fund’s average net assets.

16	|	Deutsche Variable Series II — Deutsche CROCI® U.S. VIP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and the Shareholders of Deutsche CROCI® U.S. VIP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Deutsche CROCI U.S VIP, formerly Deutsche Large Cap Value VIP (the “Fund”) (one of the funds constituting the Deutsche Variable Series II) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the Deutsche Variable Series II) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.

Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Deutsche family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 15, 2018

Deutsche Variable Series II — Deutsche CROCI® U.S. VIP	|	17

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2017 to December 31, 2017).

The tables illustrate your Fund’s expenses in two ways:

–	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2017

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/17	$1,000.00	$1,000.00
Ending Account Value 12/31/17	$1,097.60	$1,095.30
Expenses Paid per $1,000*	$3.81	$5.44

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/17	$1,000.00	$1,000.00
Ending Account Value 12/31/17	$1,021.58	$1,020.01
Expenses Paid per $1,000*	$3.67	$5.24

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series II — Deutsche CROCI® U.S. VIP	.72%	1.03%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

18	|	Deutsche Variable Series II — Deutsche CROCI® U.S. VIP

Tax Information	(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $7,942,000 as capital gain dividends for its year ended December 31, 2017.

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2017, qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on “proxy voting” at the bottom of the page) — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche Variable Series II — Deutsche CROCI® U.S. VIP	|	19

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche CROCI® U.S. VIP’s (formerly Deutsche Large Cap Value VIP) (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2017.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA

20	|	Deutsche Variable Series II — Deutsche CROCI® U.S. VIP

regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2016. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board considered that, effective October 3, 2016, the Fund changed its investment strategy and portfolio managers and noted that the Fund further changed its investment strategy, effective May 1, 2017. The Board observed that the Fund had experienced improved relative performance during the first eight months of 2017. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Deutsche Variable Series II — Deutsche CROCI® U.S. VIP	|	21

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board noted that DIMA pays a licensing fee to an affiliate related to the Fund’s use of the CROCI® strategy. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

22	|	Deutsche Variable Series II — Deutsche CROCI® U.S. VIP

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	89	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	92	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	89	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	89	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	89	—

Deutsche Variable Series II — Deutsche CROCI® U.S. VIP	|	23

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	89	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	89	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	89	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	89	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	89	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	89	—

24	|	Deutsche Variable Series II — Deutsche CROCI® U.S. VIP

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management; formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); Director, Deutsche AM Service Company (since 2017); Director and President, DB Investment Managers, Inc. (since 2017); formerly: Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly: Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] Deutsche Asset Management
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

[1]	The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche Variable Series II — Deutsche CROCI® U.S. VIP	|	25

VS2CUS-2 (R-025833-7 2/18)

December 31, 2017

Annual Report

Deutsche Variable Series II

Deutsche Global Equity VIP

Contents

3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
9	Statement of Assets and Liabilities
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Financial Highlights
12	Notes to Financial Statements
16	Report of Independent Registered Public Accounting Firm
17	Information About Your Fund’s Expenses
18	Tax Information
18	Proxy Voting
19	Advisory Agreement Board Considerations and Fee Evaluation
22	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE    NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche Variable Series II — Deutsche Global Equity VIP

Performance Summary	December 31, 2017 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2017 is 1.03% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in Deutsche Global Equity VIP

The MSCI All Country World Index captures large and mid cap representation across 23 Developed Markets and 23 Emerging Markets countries.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

Deutsche Global Equity VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,404	$12,932	$15,605	$11,827
	Average annual total return	24.04%	8.95%	9.31%	1.69%
MSCI All Country World Index	Growth of $10,000	$12,397	$13,056	$16,700	$15,755
	Average annual total return	23.97%	9.30%	10.80%	4.65%

The growth of $10,000 is cumulative.

Deutsche Variable Series II — Deutsche Global Equity VIP	|	3

Management Summary	December 31, 2017 (Unaudited)

Global equities delivered strong performance in 2017, as gauged by the 23.97% return of the Fund’s benchmark, the MSCI AC World Index. Class A shares of the Fund returned 24.04% (unadjusted for contract charges).

The markets’ positive showing reflected the supportive backdrop of improving global growth and robust corporate earnings. Political developments were also supportive, highlighted by market-friendly outcomes of elections in Europe and the passage of a reduction of the corporate tax rate in the United States. In addition, economic growth — while accelerating — did not pick up to a large enough extent that the U.S. Federal Reserve and other major central banks were compelled to tighten monetary policy aggressively. In this environment, U.S. stocks climbed to a series of record highs with unusually low volatility, led by faster-growing and higher-risk market segments. Overseas, both developed- and emerging-market stocks registered robust gains and outpaced the United States due to the combination of better-than-expected economic data and weakness in the U.S. dollar.

The Fund’s sector allocations proved to be a significant tailwind for performance. Since we use a bottom-up process designed to identify what we think are the most compelling individual-stock growth opportunities in the world markets, the portfolio’s sector weightings can deviate widely from the index. This worked to our benefit, as we held a sizable overweight in the information technology sector — which outpaced the broader market — along with underweights in slower-growing sectors that lagged, such as utilities, telecommunications services and real estate. An underweight position in energy further aided the Fund’s return.

Stock selection made a modest contribution to results, highlighted by our investments in information technology and financials. In the former, Activision Blizzard, Inc. generated market-beating gains thanks to the release of new games, a strong presence in online gaming and the increasing popularity of eSports. Applied Materials, Inc., whose status as the leading supplier of semiconductor fabrication equipment enabled it to take advantage of the robust order cycle in the chip industry, also rallied. Tencent Holdings, Ltd. which capitalized on the rapid growth of e-commerce in China and exceeded analysts’ growth expectations, was an additional contributor of note. In financials, our position in Progressive Corp. benefited from an improving growth outlook, and the Canadian company Brookfield Asset Management, Inc. was boosted by rising earnings, continued gains in its assets under management and the expansion of its emerging-markets business.

Our stock selection was less effective in the materials sector. The Fund’s holdings, while producing a positive return in the aggregate, did not keep up with the materials stocks in the benchmark. In energy, we fell short of the index return due to positions in Noble Energy, Inc. and Schlumberger Ltd. The health care sector also proved to be a challenging area for the Fund. Shares of Celgene Corp. declined after the company lowered its long-term earnings expectations, and the pharmaceutical developer Allergan PLC* slid due to heightened generic competition for one of its key medications. A position in the U.S. media giant Time Warner, Inc.* also cost the Fund some performance due to regulatory challenges that reduced the likelihood of AT&T, Inc.* executing its planned acquisition of the company.

We continued to focus our efforts on identifying stocks positioned for sustainable, above-average growth that were trading below what we believed were their intrinsic values. As always, we remained focused on delivering outperformance through the quality of our stock picking rather than making macroeconomic calls or taking excessive risk. With the markets in general — and growth stocks in particular — having come so far in the past two years, we think intensive company research and bottom-up security selection have become even more important in generating positive investment results. Accordingly, we emphasized companies with sustainable, above-average growth that we believe can provide a firm foundation for longer-term performance.

Sebastian P. Werner, PhD, Director

Mark Schumann, CFA, Director

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4	|	Deutsche Variable Series II — Deutsche Global Equity VIP

Terms to Know

The MSCI All Country (AC) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Underweight means the Fund holds a lower weighting in a given sector or security than the benchmark. Overweight means it holds a higher weighting.

Contribution incorporates both a stock’s total return and its weighting in the Fund.

*	Held and sold prior to December 31, 2017. AT&T was not held in 2017.

Deutsche Variable Series II — Deutsche Global Equity VIP	|	5

Portfolio Summary	(Unaudited	)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/17	12/31/16
Common Stocks	98%	98%
Cash Equivalents	2%	1%
Preferred Stock	0%	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/17	12/31/16
Information Technology	26%	21%
Financials	19%	13%
Health Care	19%	20%
Industrials	11%	8%
Consumer Discretionary	7%	9%
Consumer Staples	6%	12%
Materials	6%	7%
Energy	3%	6%
Telecommunication Services	2%	2%
Real Estate	1%	2%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/17	12/31/16
United States	51%	55%
Canada	9%	7%
Switzerland	7%	7%
Germany	7%	6%
United Kingdom	7%	6%
China	6%	1%
France	3%	—
Finland	2%	2%
Ireland	2%	2%
Luxembourg	1%	2%
Sweden	1%	3%
Japan	1%	3%
Others	3%	6%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 7.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund’s current prospectus for more information.

6	|	Deutsche Variable Series II — Deutsche Global Equity VIP

Investment Portfolio	December 31, 2017

	Shares	Value ($)
Common Stocks 98.1%
Australia 1.0%
Australia & New Zealand Banking Group Ltd. (Cost $291,975)	13,300	297,925

Canada 9.0%
Agnico Eagle Mines Ltd.	12,100	558,778
Alimentation Couche-Tard, Inc. “B”	10,200	532,234
Brookfield Asset Management, Inc. “A”	21,400	931,589
Canada Goose Holdings, Inc.*	10,700	338,025
Toronto-Dominion Bank	6,700	392,566

(Cost $1,682,802)		2,753,192

China 5.6%
Alibaba Group Holding Ltd. (ADR)*	2,600	448,318
China Life Insurance Co., Ltd. “H”	94,000	295,293
China Literature Ltd. 144A*	14	149
New Oriental Education & Technology Group, Inc. (ADR)	1,900	178,600
Ping An Insurance (Group) Co. of China Ltd. “H”	15,500	161,514
Tencent Holdings Ltd.	12,300	639,764

(Cost $1,227,682)		1,723,638

Finland 1.9%
Sampo Oyj “A” (Cost $494,083)	10,700	588,597

France 3.1%
Air Liquide SA	1,500	189,178
VINCI SA	4,500	460,051
Vivendi SA	11,500	308,895

(Cost $952,517)		958,124

Germany 6.6%
Allianz SE (Registered)	2,800	644,520
BASF SE	2,400	264,818
Fresenius Medical Care AG & Co. KGaA	8,000	843,709
Siemens AG (Registered)	1,900	265,202

(Cost $1,338,957)		2,018,249

Ireland 1.7%
Kerry Group PLC “A” (a)	4,321	485,083
Kerry Group PLC “A” (a)	479	53,753

(Cost $326,642)		538,836

Japan 1.2%
Komatsu Ltd.	6,000	217,603
SMC Corp.	400	164,586

(Cost $341,579)		382,189

Luxembourg 1.4%
Eurofins Scientific (Cost $150,981)	700	426,435

Malaysia 0.7%
IHH Healthcare Bhd. (Cost $184,246)	141,500	204,788

Norway 0.5%
Marine Harvest ASA* (Cost $95,936)	8,400	142,129

Sweden 1.4%
Assa Abloy AB “B” (Cost $330,340)	20,100	418,168

	Shares	Value ($)
Switzerland 7.3%
Comet Holding AG (Registered)*	1,400	220,862
Lonza Group AG (Registered)*	2,100	567,932
Nestle SA (Registered)	8,015	689,594
Roche Holding AG (Genusschein)	2,300	582,176
u-blox Holding AG*	830	163,397

(Cost $1,357,520)		2,223,961

United Kingdom 6.5%
Aon PLC (b)	4,400	589,600
Compass Group PLC	24,600	531,466
Halma PLC	26,500	450,945
Spirax-Sarco Engineering PLC	5,600	425,139

(Cost $1,337,029)		1,997,150

United States 50.2%
A.O. Smith Corp.	4,400	269,632
Acadia Healthcare Co., Inc.* (c)	8,000	261,040
Activision Blizzard, Inc.	7,400	468,568
Alphabet, Inc. “A”*	580	610,972
American Express Co.	3,300	327,723
AMETEK, Inc.	7,700	558,019
Amphenol Corp. “A”	9,600	842,880
Apple, Inc.	4,450	753,073
Applied Materials, Inc.	11,000	562,320
Biogen, Inc.*	840	267,599
Bristol-Myers Squibb Co.	4,200	257,376
CBRE Group, Inc. “A”*	4,800	207,888
Celgene Corp.*	4,800	500,928
Danaher Corp.	6,400	594,048
Ecolab, Inc.	3,400	456,212
EOG Resources, Inc.	3,400	366,894
EPAM Systems, Inc.*	2,100	225,603
Evolent Health, Inc. “A”* (c)	13,400	164,820
Exxon Mobil Corp.	2,100	175,644
Facebook, Inc. “A”*	2,830	499,382
Fidelity National Information Services, Inc.	3,100	291,679
Hologic, Inc.*	5,100	218,025
Intuit, Inc.	1,600	252,448
JPMorgan Chase & Co.	6,000	641,640
LKQ Corp.*	9,400	382,298
Mastercard, Inc. “A”	5,700	862,752
Noble Energy, Inc.	5,600	163,184
Oracle Corp.	5,400	255,312
Palo Alto Networks, Inc.*	1,500	217,410
Progressive Corp.	14,500	816,640
QUALCOMM, Inc.	3,500	224,070
Schlumberger Ltd.	4,600	309,994
Scotts Miracle-Gro Co.	3,000	320,970
T-Mobile U.S., Inc.*	10,100	641,451
TJX Companies, Inc.	4,300	328,778
Union Pacific Corp.	2,400	321,840
United Technologies Corp.	1,300	165,841
Zoetis, Inc.	8,000	576,320

(Cost $10,766,115)		15,361,273
Total Common Stocks (Cost $20,878,404)		30,034,654

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series II — Deutsche Global Equity VIP	|	7

	Shares	Value ($)
Preferred Stock 0.3%
Germany
Draegerwerk AG & Co. KGaA (Cost $78,140)	1,100	95,546

Securities Lending Collateral 1.3%
Deutsche Government & Agency Securities Portfolio “Deutsche Government Cash Institutional Shares”, 1.21% (d) (e) (Cost $395,119)	395,119	395,119

	Shares	Value ($)
Cash Equivalents 1.6%
Deutsche Central Cash Management Government Fund, 1.30% (d) (Cost $480,743)	480,743	480,743

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $21,832,406)	101.3	31,006,062
Other Assets and Liabilities, Net	(1.3)	(397,667)
Net Assets	100.0	30,608,395

*	Non-income producing security.

(a)	Securities with the same description are the same corporate entity but trade on different stock exchanges.

(b)	Listed on the New York Stock Exchange.

(c)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2017 amounted to $376,740, which is 1.2% of net assets.

(d)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$297,925	$—	$297,925
Canada	2,753,192	—	—	2,753,192
China	627,067	1,096,571	—	1,723,638
Finland	—	588,597	—	588,597
France	—	958,124	—	958,124
Germany	—	2,018,249	—	2,018,249
Ireland	—	538,836	—	538,836
Japan	—	382,189	—	382,189
Luxembourg	—	426,435	—	426,435
Malaysia	—	204,788	—	204,788
Norway	—	142,129	—	142,129
Sweden	—	418,168	—	418,168
Switzerland	—	2,223,961	—	2,223,961
United Kingdom	589,600	1,407,550	—	1,997,150
United States	15,361,273	—	—	15,361,273
Preferred Stocks (f)	—	95,546	—	95,546
Short-Term Investments (f)	875,862	—	—	875,862
Total	$20,206,994	$10,799,068	$—	$31,006,062

There have been no transfers between fair value measurement levels during the year ended December 31, 2017.

(f)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche Variable Series II — Deutsche Global Equity VIP

Statement of Assets and Liabilities
as of December 31, 2017

Assets
Investments in non-affiliated securities, at value (cost $20,956,544) — including $376,740 of securities loaned	$30,130,200
Investment in Deutsche Government & Agency Securities Portfolio (cost $395,119)*	395,119
Investment in Deutsche Central Cash Management Government Fund (cost $480,743)	480,743
Foreign currency, at value (cost $145,464)	146,740
Dividends receivable	8,457
Interest receivable	789
Foreign taxes recoverable	21,289
Other assets	956
Total assets	31,184,293

Liabilities
Payable upon return of securities loaned	395,119
Payable for Fund shares redeemed	71,259
Accrued management fee	19,405
Accrued Trustees’ fees	1,054
Other accrued expenses and payables	89,061
Total liabilities	575,898
Net assets, at value	$30,608,395

Net Assets Consist of
Undistributed net investment income	209,108
Net unrealized appreciation (depreciation) on:
Investments	9,173,656
Foreign currency	750
Accumulated net realized gain (loss)	(91,638)
Paid-in capital	21,316,519
Net assets, at value	$30,608,395
Class A
Net Asset Value, offering and redemption price per share ($30,608,395 ÷ 2,616,821 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.70
* Represents collateral on securities loaned.

Statement of Operations
for the year ended December 31, 2017

Investment Income
Income:
Dividends (net of foreign taxes withheld of $38,865)	$617,693
Income distributions — Deutsche Central Cash Management Government Fund	5,392
Securities lending income, net of borrower rebates	5,617
Total income	628,702
Expenses:
Management fee	283,683
Administration fee	43,644
Services to Shareholders	326
Custodian fee	22,782
Professional fees	73,321
Reports to shareholders	16,620
Trustees’ fees and expenses	4,247
Other	17,328
Total expenses before expense reductions	461,951
Expense reductions	(49,159)
Total expenses after expense reductions	412,792
Net investment income	215,910

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	5,312,794
Foreign currency	8,849
5,321,643
Change in net unrealized appreciation (depreciation) on:
Investments	3,909,848
Foreign currency	7,479
3,917,327
Net gain (loss)	9,238,970
Net increase (decrease) in net assets resulting from operations	$9,454,880

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series II — Deutsche Global Equity VIP	|	9

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2017	2016
Operations:
Net investment income (loss)	$215,910	$218,495
Net realized gain (loss)	5,321,643	1,040,800
Change in net unrealized appreciation (depreciation)	3,917,327	1,213,259
Net increase (decrease) in net assets resulting from operations	9,454,880	2,472,554
Distributions to shareholders from:
Net investment income:
Class A	(233,988)	(336,718)
Fund share transactions:
Class A
Proceeds from shares sold	1,174,131	1,414,193
Reinvestment of distributions	233,988	336,718
Cost of shares redeemed	(23,512,478)	(9,403,270)
Net increase (decrease) in net assets from Class A share transactions	(22,104,359)	(7,652,359)
Increase (decrease) in net assets	(12,883,467)	(5,516,523)
Net assets at beginning of year	43,491,862	49,008,385
Net assets at end of year (including undistributed net investment income of $209,108 and $215,993, respectively)	$30,608,395	$43,491,862

Other Information
Class A
Shares outstanding at beginning of period	4,587,493	5,446,357
Shares sold	110,161	152,025
Shares issued to shareholders in reinvestment of distributions	22,499	36,640
Shares redeemed	(2,103,332)	(1,047,529)
Net increase (decrease) in Class A shares	(1,970,672)	(858,864)
Shares outstanding at end of period	2,616,821	4,587,493

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche Variable Series II — Deutsche Global Equity VIP

Financial Highlights

	Years Ended December 31,
Class A	2017		2016		2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$9.48		$9.00		$9.21	$9.27	$7.96
Income (loss) from investment operations:
Net investment income[a]	.05		.04		.05	.06	.14
Net realized and unrealized gain (loss)	2.22		.51		(.21)	.04	1.37
Total from investment operations	2.27		.55		(.16)	.10	1.51
Less distributions from:
Net investment income	(.05)		(.07)		(.05)	(.16)	(.20)
Net asset value, end of period	$11.70		$9.48		$9.00	$9.21	$9.27
Total Return (%)	24.04	[b]	6.11	[b,c]	(1.75)[b]	1.14	19.31	[b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31		43		49	68	73
Ratio of expenses before expense reductions (%)[d]	1.06		1.03		1.00	.95	1.06
Ratio of expenses after expense reductions (%)[d]	.95		.95		.91	.95	.99
Ratio of net investment income (%)	.49		.49		.58	.59	1.69
Portfolio turnover rate (%)	19		46		79	78	139

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reimbursed.

[c]	Includes a reimbursement by the Advisor for a realized loss on a trade executed incorrectly, which otherwise would have reduced total return by 0.31%.

[d]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Deutsche Variable Series II — Deutsche Global Equity VIP	|	11

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Global Equity VIP (the “Fund”) is a diversified series of Deutsche Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of December 31, 2017, the

12	|	Deutsche Variable Series II — Deutsche Global Equity VIP

Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of December 31, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2017, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2017 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, expiration of capital loss carryforward and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Deutsche Variable Series II — Deutsche Global Equity VIP	|	13

At December 31, 2017, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$209,108
Unrealized appreciation (depreciation) on investments	$9,082,018

At December 31, 2017, the aggregate cost of investments for federal income tax purposes was $21,924,044. The net unrealized appreciation for all investments based on tax cost was $9,082,018. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $9,650,964 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $568,946.

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2017	2016
Distributions from ordinary income*	$233,988	$336,718

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2017, purchases and sales of investment transactions (excluding short-term investments) aggregated $8,256,563 and $30,064,274, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion	.650%
Next $1.75 billion	.635%
Next $1.75 billion	.620%
Over $5 billion	.605%

Accordingly, for the year ended December 31, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund’s average daily net assets.

For the period from January 1, 2017 through September 30, 2017, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A shares at 0.95%.

14	|	Deutsche Variable Series II — Deutsche Global Equity VIP

Effective October 1, 2017 through September 30, 2018, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A shares at 0.93%.

For the year ended December 31, 2017, fees waived and/or expenses reimbursed were $49,159.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2017, the Administration Fee was $43,644, of which $2,605 is unpaid.

Service Provider Fees. Deutsche AM Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2017, the amounts charged to the Fund by DSC aggregated $81, of which $20 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $9,727, of which $4,022 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended December 31, 2017, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $423.

D. Ownership of the Fund

At December 31, 2017, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 99%.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2017.

Deutsche Variable Series II — Deutsche Global Equity VIP	|	15

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and the Shareholders of Deutsche Global Equity VIP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Deutsche Global Equity VIP (the “Fund”) (one of the funds constituting the Deutsche Variable Series II ) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the Deutsche Variable Series II) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.

Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Deutsche family of funds since at least 1979, but we are unable to determine the specific year. Boston, Massachusetts
February 15, 2018

16	|	Deutsche Variable Series II — Deutsche Global Equity VIP

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2017 to December 31, 2017).

The tables illustrate your Fund’s expenses in two ways:

–	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2017

Actual Fund Return	Class A
Beginning Account Value 7/1/17	$1,000.00
Ending Account Value 12/31/17	$1,087.40
Expenses Paid per $1,000*	$4.95

Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/17	$1,000.00
Ending Account Value 12/31/17	$1,020.47
Expenses Paid per $1,000*	$4.79

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche Variable Series II — Deutsche Global Equity VIP	.94%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Deutsche Variable Series II — Deutsche Global Equity VIP	|	17

Tax Information	(Unaudited)

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2017, qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on “proxy voting” at the bottom of the page) — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

18	|	Deutsche Variable Series II — Deutsche Global Equity VIP

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche Global Equity VIP’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2017.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

Deutsche Variable Series II — Deutsche Global Equity VIP	|	19

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 2nd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2016.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

20	|	Deutsche Variable Series II — Deutsche Global Equity VIP

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche Variable Series II — Deutsche Global Equity VIP	|	21

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	89	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	92	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	89	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	89	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	89	—

22	|	Deutsche Variable Series II — Deutsche Global Equity VIP

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	89	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	89	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	89	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	89	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	89	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	89	—

Deutsche Variable Series II — Deutsche Global Equity VIP	|	23

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management; formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); Director, Deutsche AM Service Company (since 2017); Director and President, DB Investment Managers, Inc. (since 2017); formerly: Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly: Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] Deutsche Asset Management
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

[1]	The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

24	|	Deutsche Variable Series II — Deutsche Global Equity VIP

VS2GE-2 (R-025828-7 2/18)

December 31, 2017

Annual Report

Deutsche Variable Series II

Deutsche Global Income Builder VIP

Contents

3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
19	Statement of Assets and Liabilities
19	Statement of Operations
20	Statements of Changes in Net Assets
21	Financial Highlights
22	Notes to Financial Statements
31	Report of Independent Registered Public Accounting Firm
32	Information About Your Fund’s Expenses
33	Tax Information
33	Proxy Voting
34	Advisory Agreement Board Considerations and Fee Evaluation
37	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, fund management may favor an asset category that underperforms other assets or markets as a whole. Stocks may decline in value. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. Dividends are not guaranteed. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be adversely affected. Preferred stocks, a type of dividend-paying stock, present certain additional risks. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. The Fund may lend securities to approved institutions. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche Variable Series II — Deutsche Global Income Builder VIP

Performance Summary	December 31, 2017 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2017 is 0.66% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in Deutsche Global Income Builder VIP

The S&P® Target Risk Moderate Index is designed to measure the performance of S&P’s proprietary moderate target risk allocation model. The S&P® Target Risk Moderate Index seeks to provide significant exposure to fixed income, while also allocating a smaller portion of exposure to equities in order to seek current income, some capital preservation, and an opportunity for moderate to low capital appreciation.

The Blended Index consists of an equally weighted blend (50%/50%) of the MSCI World High Dividend Yield Index and Bloomberg Barclays U.S. Universal Index.

MSCI World High Dividend Yield Index includes securities that offer a meaningfully higher-than-average dividend yield relative to the MSCI World Index and pass dividend sustainability and persistence screens. The index offers broad market coverage, and is free-float market capitalization-weighted to ensure that its performance can be replicated in institutional and retail portfolios. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

Deutsche Global Income Builder VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,654	$12,268	$14,856	$16,506
	Average annual total return	16.54%	7.05%	8.24%	5.14%
S&P® Target Risk Moderate Index	Growth of $10,000	$11,178	$11,698	$13,502	$15,220
	Average annual total return	11.78%	5.37%	6.19%	4.29%
Blended Index	Growth of $10,000	$11,093	$11,689	$13,362	$15,441
	Average annual total return	10.93%	5.34%	5.97%	4.44%

The growth of $10,000 is cumulative.

Deutsche Variable Series II — Deutsche Global Income Builder VIP	|	3

Management Summary	December 31, 2017 (Unaudited)

The Fund returned 16.54% during the 12 months ended December 31, 2017 (Class A shares, unadjusted for contract charges), outperforming the 11.78% return of S&P® Target Risk Moderate Index. Its other benchmark — the Blended Index — gained 10.93%.

Our preference for equities over bonds was a key factor in the Fund’s outperformance. We held an average weighting of 65% of assets in stocks through the past 12 months, with a peak of 77% in November. This aspect of our positioning added meaningful value versus the 50-50 benchmark given that stocks outperformed bonds. The rationale for the overweight in equities was our view that the asset class offered a better risk/reward profile than bonds at a time of accelerating growth, tighter monetary policy and robust investor risk appetites.

Within the equity portfolio, relative performance was helped by positive individual security selection. We added the most value in energy, telecommunications services and industrials, whereas our stock picks in consumer sectors detracted. However, we lost some ground against the benchmark from our emphasis on relatively conservative, dividend-paying stocks at a time in which the growth style outpaced the broader market by a wide margin. At year end, the Fund had a globally diversified equity portfolio with overweights in Japan, the emerging markets and higher-quality U.S. large caps. (Diversification does not protect against a loss.) Late in the year, we boosted the Fund’s weighting in higher-dividend stocks both to maintain an attractive level of income and to capitalize on the relative weakness in dividend payers versus faster-growing companies. This move created more of a value tilt in the portfolio, a contrast to the growth-oriented posture it held for much of 2017.

In the bond portfolio, we maintained a focus on the credit-oriented segments of the market, including the emerging markets, high-yield bonds and the higher-yielding portions of the investment-grade space. We believed these categories offered a potential return advantage due to both the greater contribution from yield and their ability to benefit from strengthening economic growth, and that indeed proved to be the case in the past 12 months. While we continued to emphasize higher-yielding asset classes throughout the year, we moved to a more defensive approach later in the period given the meaningful decline in yield spreads since the beginning of 2016.

The Fund used derivatives in the annual period. We used equity futures and total return swaps to implement tactical decisions on equity sector overweight and underweights. These positions generated positive absolute results in the rising market. We used futures and options on the CBOE Volatility Index to manage the risk of stock-market volatility, and this strategy had a positive effect on returns. We also used credit derivatives to take tactical positions in the fixed income portfolio, and we used interest rate swaps, swaptions, and futures to help manage the Fund’s interest rate exposure. These positions contributed positively. In addition, the Fund used currency forward contracts to hedge the non-dollar exposures of its non-U.S. positions, which was a small detractor. Overall, the use of derivatives was a modest contributor.

We believe the Fund’s outperformance helps illustrate the value of our active strategy. Rather than simply taking a static 60/40 approach that seeks to match the weightings of the benchmarks, we actively adjust the Fund’s broader allocations and use an opportunistic approach that strives to capitalize on values as they emerge. We believe this multifaceted strategy can help the Fund achieve its goals of positive relative performance and above-average income by taking advantage of opportunities across the full spectrum of the global financial markets.

John D. Ryan, Managing Director

Darwei Kung, Managing Director

Di Kumble, CFA, Managing Director

Kevin Bliss, Director

Portfolio Managers

4	|	Deutsche Variable Series II — Deutsche Global Income Builder VIP

Prior to October 25, 2017, the portfolio management team was as follows:

Di Kumble, CFA, Managing Director

Gary Russell, CFA, Managing Director

John D. Ryan, Managing Director

Darwei Kung, Managing Director

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The S&P® Target Risk Moderate Index is designed to measure the performance of S&P’s proprietary moderate target risk allocation model. The S&P Target Risk Moderate Index seeks to provide significant exposure to fixed income, while also allocating a smaller portion of exposure to equities in order to seek current income, some capital preservation and an opportunity for moderate-to-low capital appreciation.

The Blended Index consists of an equally weighted blend (50%/50%) of the MSCI World High Dividend Yield Index and Barclays U.S. Universal Index.

The MSCI World High Dividend Yield Index includes securities that offer a meaningfully higher-than-average dividend yield relative to the MSCI World Index and pass dividend sustainability and persistence screens. The index offers broad market coverage, and is free-float market capitalization-weighted to ensure that its performance can be replicated in institutional and retail portfolios. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

The Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.

Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.

Yield spread refers to differences between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument.

Derivatives are contracts whose values can be based on a variety of instruments, including indices, currencies or securities. They can be utilized for a variety of reasons, including for hedging purposes, for risk management; for non-hedging purposes to seek to enhance potential gains, or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

Futures contracts are contractual agreements to buy or sell a particular commodity or financial instrument at a pre-determined price in the future. The CBOE Volatility Index (VIX Index) is a measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices. Options are financial derivatives that offer the right to buy or sell a security or financial asset at an agreed-upon price and during a certain period of time or on a specific date. A swap is a derivative in which two counterparties exchange cash flows of one party’s financial instrument for those of the other party’s financial instrument for a set period of time. A swaption is an option contract on a swap. Currency forward contracts are agreements between two parties to exchange two designated currencies at a specific time in the future.

Deutsche Variable Series II — Deutsche Global Income Builder VIP	|	5

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/17	12/31/16
Equity	62%	58%
Common Stocks	56%	58%
Preferred Stocks	6%	0%

Fixed Income	37%	41%
Government & Agency Obligations	6%	13%
Convertible Bonds	0%	0%
Corporate Bonds	13%	14%
Exchange-Traded Funds	10%	10%
Collateralized Mortgage Obligations	1%	1%
Commercial Mortgage-Backed Securities	1%	1%
Asset-Backed	1%	1%
Municipal Bonds and Notes	0%	0%
Mortgage-Backed Securities Pass-Throughs	1%	1%
Short-Term U.S. Treasury Obligations	4%	0%
Cash Equivalents	1%	1%
	100%	100%

Sector Diversification (As a % of Equities, Corporate Bonds, Preferred Securities and Convertible Bonds)	12/31/17	12/31/16
Financials	17%	20%
Information Technology	14%	13%
Consumer Discretionary	14%	12%
Energy	11%	13%
Industrials	10%	10%
Telecommunication Services	7%	6%
Real Estate	7%	3%
Health Care	6%	8%
Consumer Staples	6%	7%
Materials	4%	5%
Utilities	4%	3%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 7.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund’s current prospectus for more information.

6	|	Deutsche Variable Series II — Deutsche Global Income Builder VIP

Investment Portfolio	December 31, 2017

	Shares	Value ($)
Common Stocks 55.1%
Consumer Discretionary 7.4%
Auto Components 0.3%
Bridgestone Corp.	5,005	232,628
Nokian Renkaat Oyj	4,100	186,202

		418,830

Automobiles 1.4%
Daimler AG (Registered)	3,013	256,722
Ford Motor Co.	30,036	375,150
General Motors Co.	7,044	288,733
Honda Motor Co., Ltd.	7,450	255,272
Nissan Motor Co., Ltd.	36,185	360,771
Subaru Corp.	5,800	184,457
Toyota Motor Corp.	4,500	287,840

		2,008,945

Hotels, Restaurants & Leisure 1.3%
Carnival Corp.	3,620	240,259
Darden Restaurants, Inc.	2,464	236,593
Las Vegas Sands Corp.	3,860	268,232
McDonald’s Corp.	1,733	298,284
Sands China Ltd.	35,200	181,643
Starbucks Corp.	3,655	209,907
TUI AG	11,892	247,524
Yum! Brands, Inc.	2,190	178,726

		1,861,168

Household Durables 1.3%
Barratt Developments PLC	38,156	334,121
Berkeley Group Holdings PLC	4,978	282,175
Garmin Ltd.	4,539	270,388
Leggett & Platt, Inc.	4,092	195,311
Persimmon PLC	8,252	305,283
Sekisui House Ltd.	12,954	233,996
Taylor Wimpey PLC	120,281	335,544

		1,956,818

Internet & Direct Marketing Retail 0.4%
Amazon.com, Inc.*	200	233,894
Ctrip.com International Ltd. (ADR)*	3,700	163,170
JD.com, Inc. (ADR)*	4,200	173,964

		571,028

Media 1.5%
Comcast Corp. “A”	6,275	251,314
Eutelsat Communications SA	8,591	198,923
Interpublic Group of Companies, Inc.	9,195	185,371
Omnicom Group, Inc.	2,609	190,013
Pearson PLC	29,510	293,406
ProSiebenSat.1 Media SE	10,190	351,725
Shaw Communications, Inc. “B”	13,387	305,547
Time Warner, Inc.	1,844	168,671
Walt Disney Co.	1,600	172,016

		2,116,986

Multiline Retail 0.5%
Kohl’s Corp.	4,575	248,102
Marks & Spencer Group PLC	48,847	207,687

	Shares	Value ($)
Target Corp.	3,946	257,477

		713,266

Specialty Retail 0.4%
Hennes & Mauritz AB “B”	8,944	184,352
Home Depot, Inc.	1,454	275,577
Lowe’s Companies, Inc.	1,972	183,278

		643,207

Textiles, Apparel & Luxury Goods 0.3%
Tapestry, Inc.	5,189	229,509
VF Corp.	3,510	259,740

		489,249

Consumer Staples 4.1%
Beverages 0.8%
Ambev SA (ADR)	58,202	375,985
Coca-Cola Co.	9,698	444,944
PepsiCo, Inc.	2,644	317,069

		1,137,998

Food & Staples Retailing 0.8%
CVS Health Corp.	2,711	196,547
Lawson, Inc.	3,000	199,512
Sysco Corp.	4,011	243,588
Wal-Mart Stores, Inc.	3,201	316,099
Wesfarmers Ltd.	6,849	237,113

		1,192,859

Food Products 0.9%
General Mills, Inc.	3,789	224,650
Kellogg Co.	3,055	207,679
Kraft Heinz Co.	2,443	189,968
Nestle SA (Registered)	5,133	441,632
The Hershey Co.	2,049	232,582

		1,296,511

Household Products 0.6%
Colgate-Palmolive Co.	3,045	229,745
Kimberly-Clark Corp.	1,686	203,433
Procter & Gamble Co.	5,484	503,870

		937,048

Tobacco 1.0%
Altria Group, Inc.	5,475	390,970
British American Tobacco PLC	1,018	68,982
British American Tobacco PLC (ADR)	1,864	124,869
Imperial Brands PLC	4,772	203,979
Japan Tobacco, Inc.	6,477	208,445
Philip Morris International, Inc.	4,334	457,887

		1,455,132

Energy 4.8%
Energy Equipment & Services 0.1%
Schlumberger Ltd.	2,488	167,666

Oil, Gas & Consumable Fuels 4.7%
BP PLC	59,802	422,508
Chevron Corp.	3,662	458,446
Enagas SA	6,138	176,071
Enbridge, Inc.	5,395	210,993
Eni SpA	9,759	161,814

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series II — Deutsche Global Income Builder VIP	|	7

	Shares	Value ($)
Exxon Mobil Corp.	9,040	756,106
Gazprom PJSC (ADR)	93,610	412,820
JXTG Holdings, Inc.	35,685	230,220
Kinder Morgan, Inc.	9,231	166,804
LUKOIL PJSC (ADR)	9,296	535,914
Neste Oyj	2,660	170,336
Occidental Petroleum Corp.	3,666	270,038
ONEOK, Inc.	3,475	185,739
Pembina Pipeline Corp.	7,040	254,885
Phillips 66	2,753	278,466
Royal Dutch Shell PLC “A”	13,348	448,073
Royal Dutch Shell PLC “B”	11,028	374,420
Snam SpA	31,724	155,338
Statoil ASA	9,431	201,947
Suncor Energy, Inc.	4,626	169,841
TOTAL SA	4,978	274,981
TransCanada Corp.	4,710	229,242
Valero Energy Corp.	3,565	327,659

		6,872,661

Financials 7.9%
Banks 4.9%
Australia & New Zealand Banking Group Ltd.	10,142	227,185
Banco Bradesco SA (ADR)	16,348	167,404
Bank of Montreal	3,152	252,235
Bank of Nova Scotia	4,036	260,462
BB&T Corp.	4,217	209,669
Canadian Imperial Bank of Commerce	2,775	270,524
Commonwealth Bank of Australia	3,499	219,174
Danske Bank AS	5,876	229,024
Hang Seng Bank Ltd.	7,100	176,282
HSBC Holdings PLC	38,380	397,642
Intesa Sanpaolo SpA	47,758	159,189
Itau Unibanco Holding SA (ADR) (Preferred)	23,662	307,606
Japan Post Bank Co., Ltd.	15,900	206,702
JPMorgan Chase & Co.	3,400	363,596
KBC Group NV	2,377	203,211
Mizuho Financial Group, Inc.	118,673	215,284
National Australia Bank Ltd.	9,057	208,832
Nordea Bank AB	17,384	210,583
People’s United Financial, Inc.	12,896	241,155
PNC Financial Services Group, Inc.	1,450	209,220
Royal Bank of Canada	3,234	264,097
Sberbank of Russia PJSC (ADR)	21,686	369,313
Skandinaviska Enskilda Banken AB “A”	18,731	219,988
Sumitomo Mitsui Financial Group, Inc.	5,000	215,982
SunTrust Banks, Inc.	2,471	159,602
Swedbank AB “A”	9,281	224,068
Toronto-Dominion Bank	4,734	277,374
U.S. Bancorp.	4,373	234,305
Wells Fargo & Co.	4,668	283,208
Westpac Banking Corp.	8,851	216,048

		7,198,964

Capital Markets 0.3%
CME Group, Inc.	1,917	279,978
UBS Group AG (Registered)*	9,137	168,358

		448,336

	Shares	Value ($)
Insurance 2.5%
Ageas	5,239	256,187
Allianz SE (Registered)	1,179	271,389
Baloise Holding AG (Registered)	1,095	170,457
Japan Post Holdings Co., Ltd.	17,500	200,670
Legal & General Group PLC	68,412	252,576
MetLife, Inc.	3,353	169,528
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	1,141	247,663
Poste Italiane SpA 144A	25,538	192,368
Power Financial Corp.	5,950	163,495
Prudential Financial, Inc.	1,340	154,073
Sampo Oyj “A”	4,491	247,046
Swiss Life Holding AG (Registered)*	692	245,179
Swiss Re AG	3,705	347,306
The Travelers Companies, Inc.	1,849	250,798
UnipolSai Assicurazioni SpA	70,321	164,205
Zurich Insurance Group AG	997	303,535

		3,636,475

Thrifts & Mortgage Finance 0.2%
New York Community Bancorp., Inc.	16,896	219,986

Health Care 4.4%
Biotechnology 0.8%
AbbVie, Inc.	5,370	519,333
Amgen, Inc.	1,629	283,283
Gilead Sciences, Inc.	5,211	373,316

		1,175,932

Health Care Equipment & Supplies 0.1%
Medtronic PLC	2,704	218,348

Health Care Providers & Services 0.1%
UnitedHealth Group, Inc.	700	154,322

Pharmaceuticals 3.4%
Astellas Pharma, Inc.	17,200	219,225
AstraZeneca PLC	3,780	261,530
Bristol-Myers Squibb Co.	4,024	246,591
Daiichi Sankyo Co., Ltd.	9,600	250,282
Eli Lilly & Co.	2,754	232,603
GlaxoSmithKline PLC	26,716	476,278
Johnson & Johnson	5,504	769,019
Merck & Co., Inc.	6,511	366,374
Mitsubishi Tanabe Pharma Corp.	9,700	200,070
Novartis AG (Registered)	4,568	385,739
Otsuka Holdings Co., Ltd.	4,900	215,101
Pfizer, Inc.	16,243	588,321
Roche Holding AG (Genusschein)	1,160	293,619
Sanofi	2,245	193,491
Takeda Pharmaceutical Co., Ltd.	4,400	249,990

		4,948,233

Industrials 6.5%
Aerospace & Defense 1.0%
BAE Systems PLC	26,571	205,821
Boeing Co.	908	267,779
Harris Corp.	1,245	176,354
Lockheed Martin Corp.	856	274,819
Raytheon Co.	1,353	254,161
United Technologies Corp.	1,844	235,239

		1,414,173

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche Variable Series II — Deutsche Global Income Builder VIP

	Shares	Value ($)
Air Freight & Logistics 0.3%
Royal Mail PLC	31,817	194,563
United Parcel Service, Inc. “B”	2,074	247,117

		441,680

Building Products 0.1%
Johnson Controls International PLC	5,340	203,507

Commercial Services & Supplies 0.4%
Republic Services, Inc.	3,946	266,789
Waste Management, Inc.	3,418	294,974

		561,763

Construction & Engineering 0.5%
Kajima Corp.	21,000	202,144
Obayashi Corp.	21,200	256,772
Taisei Corp.	5,200	258,884

		717,800

Electrical Equipment 0.5%
ABB Ltd. (Registered)	9,637	258,456
Eaton Corp. PLC	2,948	232,922
Emerson Electric Co.	3,883	270,606

		761,984

Industrial Conglomerates 0.6%
3M Co.	1,514	356,350
General Electric Co.	14,596	254,700
Honeywell International, Inc.	2,012	308,561

		919,611

Machinery 1.2%
Caterpillar, Inc.	2,036	320,833
Cummins, Inc.	1,390	245,530
Deere & Co.	1,530	239,460
Illinois Tool Works, Inc.	1,550	258,618
Ingersoll-Rand PLC	2,470	220,299
Kone Oyj “B”	4,809	258,603
Stanley Black & Decker, Inc.	968	164,260

		1,707,603

Marine 0.2%
Kuehne + Nagel International AG (Registered)	1,330	235,555

Professional Services 0.5%
Adecco Group AG (Registered)	3,181	243,158
Nielsen Holdings PLC	6,511	237,000
SGS SA (Registered)	94	245,341

		725,499

Road & Rail 0.2%
Union Pacific Corp.	2,029	272,089

Trading Companies & Distributors 1.0%
Fastenal Co.	4,803	262,676
ITOCHU Corp.	12,139	226,708
Marubeni Corp.	35,049	253,828
Mitsubishi Corp.	8,400	232,402
Mitsui & Co., Ltd.	15,251	247,920
Sumitomo Corp.	15,966	271,485

		1,495,019

Information Technology 10.0%
Communications Equipment 0.4%
Cisco Systems, Inc.	7,562	289,625

	Shares	Value ($)
Motorola Solutions, Inc.	2,148	194,050
Nokia Oyj	34,482	161,498

		645,173

Electronic Equipment, Instruments & Components 0.5%
Corning, Inc.	5,383	172,202
FLIR Systems, Inc.	3,545	165,268
Kyocera Corp.	2,300	150,541
TE Connectivity Ltd.	1,682	159,857

		647,868

Internet Software & Services 2.1%
Alibaba Group Holding Ltd. (ADR)*	2,039	351,585
Alphabet, Inc. “A”*	200	210,680
Alphabet, Inc. “C”*	335	350,544
Baidu, Inc. (ADR)*	1,236	289,484
Facebook, Inc. “A”*	2,598	458,443
Mixi, Inc.	3,400	152,782
NetEase, Inc. (ADR)	1,552	535,549
Tencent Holdings Ltd. (ADR) (a)	10,493	544,796
Yahoo Japan Corp.	51,600	236,179

		3,130,042

IT Services 2.0%
Accenture PLC “A”	1,920	293,933
Automatic Data Processing, Inc.	2,305	270,123
Broadridge Financial Solutions, Inc.	3,043	275,635
DXC Technology Co.	1,701	161,425
Fidelity National Information Services, Inc.	2,626	247,080
Fiserv, Inc.*	1,250	163,913
International Business Machines Corp.	2,825	433,411
Mastercard, Inc. “A”	1,930	292,125
Paychex, Inc.	3,801	258,772
Visa, Inc. “A”	2,753	313,897
Western Union Co.	11,379	216,315

		2,926,629

Semiconductors & Semiconductor Equipment 1.8%
Analog Devices, Inc.	2,410	214,562
Disco Corp.	1,100	244,463
Intel Corp.	9,334	430,857
KLA-Tencor Corp.	2,178	228,842
Maxim Integrated Products, Inc.	4,828	252,408
Microchip Technology, Inc.	1,896	166,621
QUALCOMM, Inc.	4,181	267,668
Texas Instruments, Inc.	2,796	292,014
Tokyo Electron Ltd.	1,600	288,092
Xilinx, Inc.	3,397	229,026

		2,614,553

Software 1.5%
CA, Inc.	6,883	229,066
Dell Technologies, Inc. “V”*	2,065	167,843
Intuit, Inc.	1,676	264,439
Microsoft Corp.	14,014	1,198,758
Oracle Corp.	6,029	285,051

		2,145,157

Technology Hardware, Storage & Peripherals 1.7%
Apple, Inc.	7,790	1,318,302
Canon, Inc.	6,474	241,527
FUJIFILM Holdings Corp.	4,100	167,569

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series II — Deutsche Global Income Builder VIP	|	9

	Shares	Value ($)
HP, Inc.	7,776	163,374
Samsung Electronics Co., Ltd. (GDR)	226	270,748
Seagate Technology PLC	3,900	163,176
Xerox Corp.	5,338	155,603

		2,480,299

Materials 1.6%
Chemicals 0.9%
Air Products & Chemicals, Inc.	1,544	253,339
DowDuPont, Inc.	6,004	427,605
GEO Specialty Chemicals, Inc.* (b)	19,324	6,524
Givaudan SA (Registered)	107	247,378
LyondellBasell Industries NV “A”	2,544	280,654
Praxair, Inc.	1,304	201,703

		1,417,203

Containers & Packaging 0.2%
International Paper Co.	4,234	245,318

Metals & Mining 0.3%
MMC Norilsk Nickel PJSC (ADR)	21,913	414,375

Paper & Forest Products 0.2%
UPM-Kymmene Oyj	8,215	255,704

Real Estate 2.8%
Equity Real Estate Investment Trusts (REITs)
AvalonBay Communities, Inc.	1,111	198,214
Brixmor Property Group, Inc.	10,900	203,394
Crown Castle International Corp.	2,299	255,212
HCP, Inc.	6,254	163,104
Iron Mountain, Inc.	7,907	298,331
Japan Retail Fund Investment Corp.	101	185,258
Kimco Realty Corp.	10,900	197,835
National Retail Properties, Inc.	5,594	241,269
Prologis, Inc.	3,915	252,557
Public Storage	1,081	225,929
Realty Income Corp.	5,057	288,350
RioCan Real Estate Investment Trust	10,979	212,767
Simon Property Group, Inc.	1,000	171,740
Stockland	45,744	160,099
Ventas, Inc.	3,475	208,535
VEREIT, Inc.	54,591	425,264
Vicinity Centres	100,022	212,468
Welltower, Inc.	4,324	275,741

		4,176,067

Telecommunication Services 3.7%
Diversified Telecommunication Services 2.8%
AT&T, Inc.	21,730	844,862
BCE, Inc.	5,269	253,096
BT Group PLC	62,537	229,365
Deutsche Telekom AG (Registered)	12,163	216,529
Nippon Telegraph & Telephone Corp.	3,100	145,948
Proximus SA	4,927	161,813
Singapore Telecommunications Ltd.	85,445	228,707
Swisscom AG (Registered)	524	278,928
Telefonica Deutschland Holding AG	36,320	182,957
Telefonica SA	15,726	153,691

	Shares	Value ($)
Telenor ASA	13,305	285,224
Telia Co. AB	52,151	232,527
TELUS Corp.	6,688	253,367
Verizon Communications, Inc.	13,133	695,130

		4,162,144

Wireless Telecommunication Services 0.9%
NTT DoCoMo, Inc.	28,369	670,319
Tele2 AB “B”	14,364	176,585
Vodafone Group PLC	146,963	467,233

		1,314,137

Utilities 1.9%
Electric Utilities 1.3%
American Electric Power Co., Inc.	2,084	153,320
Duke Energy Corp.	2,621	220,452
Endesa SA	11,551	247,862
Entergy Corp.	1,950	158,710
Exelon Corp.	4,029	158,783
FirstEnergy Corp.	4,999	153,069
NextEra Energy, Inc.	986	154,003
PPL Corp.	5,688	176,044
Southern Co.	4,385	210,875
SSE PLC	11,751	209,593

		1,842,711

Multi-Utilities 0.6%
CenterPoint Energy, Inc.	5,490	155,696
Consolidated Edison, Inc.	1,765	149,937
Dominion Energy, Inc.	1,899	153,933
National Grid PLC	13,729	162,250
Public Service Enterprise Group, Inc.	3,199	164,749
WEC Energy Group, Inc.	2,406	159,831

		946,396
Total Common Stocks (Cost $66,046,600)		80,660,027

Preferred Stocks 5.7%
Financials 2.3%
Bank of America Corp. Series Y, 6.5%	15,000	405,300
BB&T Corp. 5.625%	10,000	270,000
Capital One Financial Corp. Series G, 5.2%	10,000	250,300
Citigroup, Inc. Series S, 6.3%	15,000	403,950
Fifth Third Bancorp. Series I, 6.625%	10,000	285,000
JPMorgan Chase & Co. Series AA, 6.1%	15,000	404,550
KeyCorp Series E, 6.125%	10,000	289,200
Morgan Stanley Series K, 5.85%	10,000	271,000
The Goldman Sachs Group, Inc. Series J, 5.5%	17,000	450,670
Wells Fargo & Co. Series Y, 5.625%	15,000	389,100

		3,419,070

Industrials 0.5%
General Electric Co. 4.7%	30,000	748,800

Real Estate 1.5%
AGNC Investment Corp. Series C, 7.0% (REIT)	14,427	371,063

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche Variable Series II — Deutsche Global Income Builder VIP

	Shares	Value ($)
AGNC Investment Corp. Series B, 7.75% (REIT)	18,000	465,120
Kimco Realty Corp. Series L, 5.125% (REIT)	15,000	371,100
Prologis, Inc. Series Q, 8.54% (REIT)	164	12,462
Simon Property Group, Inc. Series J, 8.375% (REIT)	8,000	572,080
VEREIT, Inc. Series F, 6.7% (REIT)	15,000	383,550

		2,175,375

Telecommunication Services 0.6%
Verizon Communications, Inc. 5.9%	30,000	791,400

Utilities 0.8%
Dominion Energy, Inc. Series A, 5.25%	30,000	767,100
Southern Co. 5.25%	15,000	381,750

		1,148,850
Total Preferred Stocks (Cost $8,377,556)		8,283,495

Right 0.0%
Consumer Staples
Safeway Casa Ley, Expiration Date 1/30/2018* (b) (Cost $7,611)	7,499	7,611

Warrant 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (b) (Cost $30,283)	170	4,595

	Principal Amount ($)(c)	Value ($)
Corporate Bonds 12.9%
Consumer Discretionary 2.8%
1011778 B.C. Unlimited Liability Co., 144A, 5.0%, 10/15/2025	200,000	201,500
Altice Financing SA, 144A, 7.5%, 5/15/2026	400,000	426,000
American Axle & Manufacturing, Inc., 144A, 6.25%, 4/1/2025 (a)	350,000	368,375
Asbury Automotive Group, Inc., 6.0%, 12/15/2024	300,000	312,360
Cablevision Systems Corp., 5.875%, 9/15/2022	300,000	295,500
CCO Holdings LLC, 144A, 5.875%, 5/1/2027	500,000	515,000
Charter Communications Operating LLC, 3.75%, 2/15/2028	160,000	153,313
CSC Holdings LLC:
144A, 5.5%, 4/15/2027	400,000	408,000
144A, 10.125%, 1/15/2023	200,000	225,250
Expedia, Inc., 3.8%, 2/15/2028	180,000	173,935
General Motors Co., 6.6%, 4/1/2036	30,000	36,552
Nordstrom, Inc.:
4.0%, 3/15/2027	65,000	64,756
5.0%, 1/15/2044	100,000	96,407
SFR Group SA, 144A, 7.375%, 5/1/2026	300,000	307,875

	Principal Amount ($)(c)	Value ($)
Toll Brothers Finance Corp., 4.875%, 11/15/2025	200,000	209,000
Virgin Media Secured Finance PLC, 144A, 5.25%, 1/15/2026	350,000	353,500

		4,147,323

Consumer Staples 0.5%
B&G Foods, Inc., 5.25%, 4/1/2025	100,000	101,715
BAT Capital Corp., 144A, 4.54%, 8/15/2047	75,000	78,968
FAGE International SA, 144A, 5.625%, 8/15/2026	300,000	289,500
Kraft Heinz Foods Co., 4.375%, 6/1/2046	210,000	208,016
Molson Coors Brewing Co., 4.2%, 7/15/2046	40,000	40,761

		718,960

Energy 3.4%
Canadian Natural Resources Ltd., 4.95%, 6/1/2047	60,000	67,148
Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/2025	200,000	216,750
Chesapeake Energy Corp., 144A, 8.0%, 1/15/2025	65,000	65,650
Continental Resources, Inc., 5.0%, 9/15/2022	400,000	406,000
Crestwood Midstream Partners LP, 6.25%, 4/1/2023	700,000	727,440
Enbridge, Inc., 5.5%, 7/15/2077	200,000	198,750
Energy Transfer Equity LP, 5.5%, 6/1/2027	100,000	102,000
Energy Transfer LP:
4.5%, 11/1/2023	40,000	41,358
5.95%, 10/1/2043	30,000	31,897
EnLink Midstream Partners LP, 5.45%, 6/1/2047	90,000	95,102
Halliburton Co., 4.85%, 11/15/2035	35,000	39,264
Hess Corp., 5.8%, 4/1/2047	75,000	83,459
Hilcorp Energy I LP, 144A, 5.75%, 10/1/2025	200,000	204,500
Kinder Morgan Energy Partners LP, 4.7%, 11/1/2042	110,000	106,489
MEG Energy Corp., 144A, 6.5%, 1/15/2025 (a)	200,000	197,500
Noble Energy, Inc., 3.85%, 1/15/2028	185,000	185,566
Noble Holding International Ltd., 5.75%, 3/16/2018	10,000	10,025
Oasis Petroleum, Inc., 6.875%, 3/15/2022	100,000	102,625
Plains All American Pipeline LP:
2.85%, 1/31/2023	55,000	52,628
4.3%, 1/31/2043	95,000	83,897
Range Resources Corp., 5.0%, 8/15/2022	200,000	199,000
Southwestern Energy Co., 7.75%, 10/1/2027	100,000	106,750
State Oil Co. of the Azerbaijan Republic, REG S, 4.75%, 3/13/2023	700,000	708,772
Sunoco Logistics Partners Operations LP, 5.3%, 4/1/2044	20,000	19,738
Sunoco LP, 6.375%, 4/1/2023	100,000	105,375

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series II — Deutsche Global Income Builder VIP	|	11

	Principal Amount ($)(c)	Value ($)
Targa Resources Partners LP, 5.375%, 2/1/2027	200,000	205,250
Weatherford International Ltd., 9.875%, 2/15/2024	200,000	212,500
WPX Energy, Inc.:
5.25%, 9/15/2024	200,000	199,310
6.0%, 1/15/2022	200,000	209,000

		4,983,743

Financials 2.0%
BPCE SA, 144A, 4.875%, 4/1/2026	700,000	749,711
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044	50,000	53,203
FS Investment Corp., 4.75%, 5/15/2022	70,000	72,064
HSBC Holdings PLC, 4.375%, 11/23/2026	200,000	208,804
KKR Group Finance Co. III LLC, 144A, 5.125%, 6/1/2044	30,000	33,255
Legg Mason, Inc., 5.625%, 1/15/2044	50,000	55,744
Nationwide Financial Services, Inc., 144A, 5.3%, 11/18/2044	40,000	47,451
Royal Bank of Scotland Group PLC, 7.5%, 8/10/2020	800,000	846,000
Swiss Re Treasury U.S. Corp., 144A, 4.25%, 12/6/2042	30,000	31,195
TC Ziraat Bankasi AS:
144A, 5.125%, 5/3/2022	200,000	198,290
144A, 5.125%, 9/29/2023	350,000	340,854
Voya Financial, Inc., 4.8%, 6/15/2046	45,000	50,126
Westpac Banking Corp., 5.0%, 9/21/2027	300,000	299,233

		2,985,930

Health Care 0.4%
Allergan Funding SCS, 4.75%, 3/15/2045	9,000	9,581
Celgene Corp., 5.0%, 8/15/2045	30,000	34,038
Express Scripts Holding Co., 4.8%, 7/15/2046	50,000	53,189
HCA, Inc., 4.5%, 2/15/2027	350,000	351,750
Mylan NV, 5.25%, 6/15/2046	55,000	60,264

		508,822

Industrials 0.6%
Bombardier, Inc., 144A, 6.0%, 10/15/2022	300,000	294,750
Park Aerospace Holdings Ltd., 144A, 5.25%, 8/15/2022	175,000	173,906
United Rentals North America, Inc., 5.875%, 9/15/2026	350,000	374,500

		843,156

Information Technology 0.3%
Dell International LLC, 144A, 8.1%, 7/15/2036	30,000	37,884
DXC Technology Co., 4.75%, 4/15/2027	210,000	223,316
Netflix, Inc., 4.375%, 11/15/2026	100,000	97,750
Pitney Bowes, Inc., 3.625%, 9/15/2020	45,000	44,550

	Principal Amount ($)(c)	Value ($)
Seagate HDD Cayman, 144A, 4.25%, 3/1/2022	90,000	91,098

		494,598

Materials 1.2%
AK Steel Corp., 7.0%, 3/15/2027 (a)	200,000	203,500
Ardagh Packaging Finance PLC, 144A, 7.25%, 5/15/2024	200,000	217,750
CF Industries, Inc., 144A, 4.5%, 12/1/2026	20,000	20,848
Constellium NV, 144A, 6.625%, 3/1/2025	250,000	263,438
Evraz Group SA, 144A, 5.375%, 3/20/2023	300,000	312,000
Glencore Funding LLC, 144A, 4.625%, 4/29/2024	20,000	21,116
United States Steel Corp., 6.875%, 8/15/2025	200,000	208,760
Vedanta Resources PLC, 144A, 7.125%, 5/31/2023	400,000	430,520

		1,677,932

Real Estate 0.5%
CBL & Associates LP:
(REIT), 5.25%, 12/1/2023	45,000	42,496
(REIT), 5.95%, 12/15/2026 (a)	110,000	102,330
Government Properties Income Trust, (REIT), 4.0%, 7/15/2022	150,000	150,907
Hospitality Properties Trust, (REIT), 3.95%, 1/15/2028	100,000	97,007
Omega Healthcare Investors, Inc.:
(REIT), 4.75%, 1/15/2028	110,000	109,039
(REIT), 4.95%, 4/1/2024	60,000	62,681
Select Income REIT:
(REIT), 4.15%, 2/1/2022	60,000	60,673
(REIT), 4.25%, 5/15/2024	45,000	44,633
VEREIT Operating Partnership LP, (REIT), 3.95%, 8/15/2027	125,000	123,572

		793,338

Telecommunication Services 1.0%
AT&T, Inc.:
4.5%, 5/15/2035	105,000	104,377
5.15%, 2/14/2050	115,000	116,434
CenturyLink, Inc., Series Y, 7.5%, 4/1/2024 (a)	300,000	299,250
Intelsat Jackson Holdings SA, 7.25%, 10/15/2020	600,000	564,000
Sprint Corp., 7.625%, 2/15/2025 (a)	300,000	314,250
Verizon Communications, Inc., 4.272%, 1/15/2036	60,000	59,688

		1,457,999

Utilities 0.2%
AmeriGas Partners LP, 5.75%, 5/20/2027	200,000	202,000
Electricite de France SA, 144A, 4.75%, 10/13/2035	95,000	104,903
Southern Power Co., Series F, 4.95%, 12/15/2046	29,000	31,810

		338,713
Total Corporate Bonds (Cost $18,930,128)		18,950,514

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche Variable Series II — Deutsche Global Income Builder VIP

	Principal Amount ($)(c)	Value ($)
Asset-Backed 0.6%
Miscellaneous
Dell Equipment Finance Trust, “D”, Series 2017-1, 144A, 3.44%, 4/24/2023	280,000	278,228
Domino’s Pizza Master Issuer LLC, “A23”, Series 2017-1A, 144A, 4.118%, 7/25/2047	339,150	346,503
Hilton Grand Vacations Trust, “B”, Series 2014-AA, 144A, 2.07%, 11/25/2026	159,414	156,796
Wendys Funding LLC, “A2I”, Series 2018-1A, 144A, 3.573%, 3/15/2048 (d)	160,000	159,950
Total Asset-Backed (Cost $938,513)		941,477

Mortgage-Backed Securities Pass-Throughs 1.1%
Federal Home Loan Mortgage Corp.:
3.5%, 5/1/2046	1,494,014	1,540,469
6.0%, 3/1/2038	4,067	4,557
Federal National Mortgage Association:
4.5%, 9/1/2035	7,299	7,771
6.0%, 1/1/2024	12,655	14,137
Total Mortgage-Backed Securities Pass-Throughs (Cost $1,567,526)		1,566,934

Commercial Mortgage-Backed Securities 0.9%
CHT Mortgage Trust, “D”, Series 2017-CSMO, 144A, 1-month USD-LIBOR + 2.250%, 3.63%**, 11/15/2036	300,000	300,561
CSAIL Commercial Mortgage Trust, “A4”, Series 2015-C4, 3.808%, 11/15/2048	300,000	313,630
FHLMC Multifamily Structured Pass-Through Certificates, “X1”, Series K043, Interest Only, 0.546%**, 12/25/2024	4,955,820	163,213
GMAC Commercial Mortgage Securities, Inc., “G”, Series 2004-C1, 144A, 5.455%, 3/10/2038	490,430	458,945
JPMBB Commercial Mortgage Securities Trust, “A3”, Series 2014-C19, 3.669%, 4/15/2047	125,000	129,410
Total Commercial Mortgage-Backed Securities (Cost $1,399,434)		1,365,759

Collateralized Mortgage Obligations 1.5%
Federal Home Loan Mortgage Corp.:
“HI”, Series 3979, Interest Only, 3.0%, 12/15/2026	261,886	20,397
“IK”, Series 4048, Interest Only, 3.0%, 5/15/2027	383,207	35,350

	Principal Amount ($)(c)	Value ($)
“H”, Series 4865, 4.0%, 8/15/2044	883,343	920,974
“LI”, Series 3720, Interest Only, 4.5%, 9/15/2025	524,967	55,224
“PI”, Series 3843, Interest Only, 4.5%, 5/15/2038	227,512	16,545
“C31”, Series 303, Interest Only, 4.5%, 12/15/2042	1,231,140	246,835
“H”, Series 2278, 6.5%, 1/15/2031	120	123
Federal National Mortgage Association:
“WO”, Series 2013-27, Principal Only, Zero Coupon, 12/25/2042	220,000	142,445
“4”, Series 406, Interest Only, 4.0%, 9/25/2040	107,895	21,279
“I”, Series 2003-84, Interest Only, 6.0%, 9/25/2033	119,600	20,180
Government National Mortgage Association:
“QI”, Series 2011-112, Interest Only, 4.0%, 5/16/2026	191,917	17,681
“PI”, Series 2015-40, Interest Only, 4.0%, 4/20/2044	267,923	30,956
“BI”, Series 2010-30, Interest Only, 4.5%, 7/20/2039	38,023	4,044
“PI”, Series 2014-108, Interest Only, 4.5%, 12/20/2039	70,221	12,170
“IP”, Series 2014-11, Interest Only, 4.5%, 1/20/2043	186,245	23,571
“IQ”, Series 2011-18, Interest Only, 5.5%, 1/16/2039	78,731	7,299
“IV”, Series 2009-69, Interest Only, 5.5%, 8/20/2039	204,480	34,615
“IN”, Series 2009-69, Interest Only, 5.5%, 8/20/2039	209,327	38,278
“IJ”, Series 2009-75, Interest Only, 6.0%, 8/16/2039	147,414	25,774
RESIMAC, “A2”, Series 2017-2, 1-month Bank Bill Swap Rate + 1.200%, 2.89%**, 1/15/2049	AUD 600,000	469,112
Total Collateralized Mortgage Obligations (Cost $1,850,875)		2,142,852

Government & Agency Obligations 5.7%
Other Government Related (e) 0.1%
Sberbank of Russia, 144A, 5.125%, 10/29/2022	200,000	206,420

Sovereign Bonds 4.9%
Export Credit Bank of Turkey, 144A, 5.375%, 10/24/2023	350,000	353,692

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series II — Deutsche Global Income Builder VIP	|	13

	Principal Amount ($)(c)	Value ($)
Government of Indonesia, Series FR56, 8.375%, 9/15/2026	IDR 21,340,000,000	1,777,127
Mexican Udibonos Inflation-Linked Bond, Series S, 2.0%, 6/9/2022	MXN 8,924,378	426,927
Republic of Angola, 144A, 9.5%, 11/12/2025	650,000	748,593
Republic of Argentina, Series NY, Step-up Coupon, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038	1,500,000	1,102,725
Republic of Hungary, Series 19/A, 6.5%, 6/24/2019	HUF 16,900,000	71,468
Republic of Namibia, 144A, 5.25%, 10/29/2025	550,000	560,395
Republic of Nigeria, 144A, 6.5%, 11/28/2027	200,000	208,405
Republic of Senegal, 144A, 6.25%, 7/30/2024	800,000	863,454
Republic of Zambia, 144A, 5.375%, 9/20/2022	500,000	487,780
United Mexican States, Series M, 5.75%, 3/5/2026	MXN 13,525,200	608,048

		7,208,614

U.S. Treasury Obligation 0.7%
U.S. Treasury Note, 0.75%, 4/30/2018	1,000,000	997,813
Total Government & Agency Obligations (Cost $8,053,727)		8,412,847

Municipal Bonds and Notes 0.1%
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018 (Cost $64,810)	64,810	65,043

Convertible Bond 0.2%
Materials
GEO Specialty Chemicals, Inc., 3-month USD-LIBOR + 14.0%, 15.709% PIK, 10/18/2025 (b) (Cost $247,405)	248,767	314,566

	Principal Amount ($)	Value ($)
Short-Term U.S. Treasury Obligations 4.3%
U.S. Treasury Bills:
1.18%***, 8/16/2018 (f)	3,338,000	3,304,891
1.381%***, 10/11/2018 (f) (g)	3,056,000	3,016,142
Total Short-Term U.S. Treasury Obligations (Cost $6,336,061)		6,321,033

	Shares	Value ($)
Exchange-Traded Funds 9.8%
SPDR Bloomberg Barclays High Yield Bond ETF (a)	115,000	4,222,800
VanEck Vectors JPMorgan EM Local Currency Bond ETF	270,000	5,124,600
Vanguard REIT ETF	60,500	5,020,290
Total Exchange-Traded Funds (Cost $14,182,078)		14,367,690

Securities Lending Collateral 2.2%
Deutsche Government & Agency Securities Portfolio “Deutsche Government Cash Institutional Shares”, 1.21% (h) (i) (Cost $3,253,298)	3,253,298	3,253,298

Cash Equivalents 1.1%
Deutsche Central Cash Management Government Fund, 1.30% (h) (Cost $1,616,434)	1,616,434	1,616,434

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $132,902,339)	101.2	148,274,175
Other Assets and Liabilities, Net	(1.2)	(1,754,932)
Net Assets	100.0	146,519,243

*	Non-income producing security.

**	Variable or floating rate security. These securities are shown at their current rate as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

***	Annualized yield at time of purchase; not a coupon rate.

(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2017 amounted to $3,154,529, which is 2.2% of net assets.

(b)	Investment was valued using significant unobservable inputs.

(c)	Principal amount stated in U.S. dollars unless otherwise noted.

(d)	When-issued security.

(e)	Government-backed debt issued by financial companies or government sponsored enterprises.

The accompanying notes are an integral part of the financial statements.

14	|	Deutsche Variable Series II — Deutsche Global Income Builder VIP

(f)	At December 31, 2017, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures and centrally cleared swap contracts.

(g)	At December 31, 2017, this security has been pledged, in whole or in part, as collateral for open over-the-counter derivatives.

(h)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(i)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

ASX: Australian Securities Exchange

CBOE: Chicago Board Options Exchange

EM: Emerging Markets

GDR: Global Depositary Receipt

Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

PJSC: Public Joint Stock Company

Principal Only: Principal Only (PO) bonds represent the “principal only” portion of payments on a pool of underlying mortgages or mortgage-backed securities.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

SPDR: Standard & Poor’s Depositary Receipt

At December 31, 2017, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
10 Year U.S. Treasury Note	USD	3/20/2018	39	4,870,639	4,837,828	(32,811)
Mini MSCI Emerging Market Index	USD	3/16/2018	169	9,489,440	9,833,265	343,825
Nikkei 225 Index	JPY	3/8/2018	405	8,106,290	8,177,280	70,990
U.S. Treasury Long Bond	USD	3/20/2018	5	766,416	765,000	(1,416)
Ultra 10 Year U.S. Treasury Note	USD	3/20/2018	73	9,793,557	9,750,062	(43,495)
Ultra Long U.S. Treasury Bond	USD	3/20/2018	11	1,832,985	1,844,219	11,234
Total net unrealized appreciation						348,327

At December 31, 2017, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
2 Year U.S. Treasury Note	USD	3/29/2018	31	6,651,381	6,637,390	13,991
3 Month Euro Euribor Interest Rate	EUR	12/17/2018	7	2,105,288	2,104,776	512
3 Month Euro Swiss Franc (Euroswiss) Interest Rate	CHF	12/17/2018	8	2,064,537	2,064,549	(12)
3 Month Euroyen	JPY	12/17/2018	10	2,216,868	2,216,996	(128)
3 Month Sterling (Short Sterling) Interest Rate	GBP	12/19/2018	13	2,174,449	2,176,881	(2,432)
5 Year U.S. Treasury Note	USD	3/29/2018	68	7,941,447	7,899,156	42,291
90 Day Eurodollar	USD	12/17/2018	9	2,202,840	2,201,738	1,102
ASX 90 Day Bank Accepted Bills	AUD	12/13/2018	11	8,541,660	8,540,007	1,653
CBOE SPX Volatility Index	USD	1/17/2018	90	1,264,355	1,032,750	231,605
Federal Republic of Germany Euro-Bund	EUR	3/8/2018	12	2,345,303	2,327,900	17,403
Total net unrealized appreciation						305,985

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series II — Deutsche Global Income Builder VIP	|	15

At December 31, 2017, open credit default swap contracts sold were as follows:

Centrally Cleared Swaps
Underlying Reference Obligation	Fixed Cash Flows Received/ Frequency	Expiration Date	Notional Amount (j)	Currency	Value ($)	Upfront Payments Paid ($)	Unrealized Appreciation ($)
Markit CDX North America High Yield Index	5.0%/ Quarterly	6/20/2017 6/20/2022	5,375,700	USD	480,544	335,694	144,850

(j)	The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

At December 31, 2017, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Cash Flows Paid by the Fund/Frequency	Cash Flows Received by the Fund/ Frequency	Effective/ Expiration Date	Notional Amount	Currency	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
Floating — 3-Month LIBOR/Quarterly	Fixed — 2.25%/ Semi-Annually	12/20/2017 12/20/2022	11,800,000	USD	774	258,887	(258,113)
Fixed — 2.5%/Semi-Annually	Floating — 3-Month LIBOR/Quarterly	12/20/2017 12/20/2027	12,600,000	USD	(95,225)	(494,876)	399,651
Fixed — 1.75%/Semi-Annually	Floating — 3-Month LIBOR/Quarterly	12/20/2017 12/20/2018	1,900,000	USD	2,243	(3,933)	6,176
Fixed — 2.75%/Semi-Annually	Floating — 3-Month LIBOR/Quarterly	12/20/2017 12/20/2047	3,000,000	USD	(119,832)	(78,275)	(41,557)
Fixed — 2.75%/Semi-Annually	Floating — 3-Month LIBOR/Quarterly	12/20/2017 12/20/2037	200,000	USD	(6,256)	(14,426)	8,170
Total net unrealized appreciation							114,327

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at September 30, 2017 is 1.694%.

At December 31, 2017, open total return swap contracts were as follows:

Bilateral Swaps — Long
Pay/Receive Return of the Reference Index	Fixed Cash Flows Paid	Frequency	Counterparty/ Expiration Date	Notional Amount ($)	Value ($)	Upfront Payments Paid ($)	Unrealized Appreciation ($)
MSCI World Net Total Return USD Index	1.339%	At Expiration	Goldman Sachs & Co. 3/14/2018	7,201,805	457,662	—	457,662
MSCI World Net Total Return USD Index	1.259%	At Expiration	Citigroup, Inc. 3/14/2018	7,301,985	459,405	—	459,405
Total unrealized appreciation							917,067

As of December 31, 2017, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	699,276	EUR	600,000	1/10/2018	20,934	Credit Agricole
USD	2,896,512	EUR	2,430,000	1/10/2018	20,337	State Street Bank & Trust Co.
MXN	12,800,000	USD	664,083	1/24/2018	15,579	HSBC Holdings PLC
USD	2,831,128	CAD	3,600,000	1/29/2018	34,042	Canadian Imperial Bank of Commerce
USD	4,614,618	EUR	3,860,000	2/28/2018	31,750	Credit Agricole
Total unrealized appreciation					122,642

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	600,000	USD	703,690	1/10/2018	(16,520)	Credit Agricole
EUR	2,430,000	USD	2,865,993	1/10/2018	(50,856)	State Street Bank & Trust Co.
CAD	3,600,000	USD	2,802,653	1/29/2018	(62,516)	Citigroup, Inc.
AUD	600,000	USD	462,750	2/6/2018	(5,410)	National Australia Bank Ltd.

The accompanying notes are an integral part of the financial statements.

16	|	Deutsche Variable Series II — Deutsche Global Income Builder VIP

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
GBP	2,250,000	USD	2,987,269	2/28/2018	(55,973)	JPMorgan Chase Securities, Inc.
EUR	3,860,000	USD	4,565,828	2/28/2018	(80,541)	Credit Agricole
AUD	2,910,000	USD	2,202,058	3/1/2018	(68,279)	Citigroup, Inc.
EUR	2,750,000	USD	3,304,542	4/3/2018	(13,359)	Barclays Bank PLC
Total unrealized depreciation					(353,454)

Currency Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
USD	United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts, credit default swap contracts, interest rate swap contracts, total return swap contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (k)
Consumer Discretionary	$5,859,226	$4,920,271	$—	$10,779,497
Consumer Staples	4,659,885	1,359,663	—	6,019,548
Energy	4,424,619	2,615,708	—	7,040,327
Financials	5,107,628	6,396,133	—	11,503,761
Health Care	3,751,510	2,745,325	—	6,496,835
Industrials	5,864,643	3,591,640	—	9,456,283
Information Technology	12,947,070	1,642,651	—	14,589,721
Materials	1,822,994	503,082	6,524	2,332,600
Real Estate	3,618,242	557,825	—	4,176,067
Telecommunication Services	2,046,455	3,429,826	—	5,476,281
Utilities	2,169,402	619,705	—	2,789,107
Preferred Stocks (k)	8,283,495	—	—	8,283,495
Right	—	—	7,611	7,611
Warrant	—	—	4,595	4,595
Fixed Income Investments (k)
Corporate Bonds	—	18,950,514	—	18,950,514
Asset-Backed	—	941,477	—	941,477
Mortgage-Backed Securities Pass-Throughs	—	1,566,934	—	1,566,934
Commercial Mortgage-Backed Securities	—	1,365,759	—	1,365,759
Collateralized Mortgage Obligations	—	2,142,852	—	2,142,852
Government & Agency Obligations	—	8,412,847	—	8,412,847
Municipal Bonds and Notes	—	65,043	—	65,043
Convertible Bond	—	—	314,566	314,566
Short-Term U.S. Treasury Obligations	—	6,321,033	—	6,321,033
Exchange-Traded Funds	14,367,690	—	—	14,367,690
Short-Term Investments (k)	4,869,732	—	—	4,869,732
Derivatives (l)
Futures Contracts	734,606	—	—	734,606
Credit Default Swap Contracts	—	144,850	—	144,850
Interest Rate Swap Contracts	—	413,997	—	413,997
Total Return Swap Contracts	—	917,067	—	917,067
Forward Foreign Currency Contracts	—	122,642	—	122,642
Total	$80,527,197	$69,746,844	$333,296	$150,607,337

The accompanying notes are an integral part of the financial statements.

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Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (l)
Futures Contracts	$(80,294)	$—	$—	$(80,294)
Interest Rate Swap Contracts	—	(299,670)	—	(299,670)
Forward Foreign Currency Contracts	—	(353,454)	—	(353,454)
Total	$(80,294)	$(653,124)	$—	$(733,418)

There have been no transfers between fair value measurement levels during the year ended December 31, 2017.

(k)	See Investment Portfolio for additional detailed categorizations.

(l)	Derivatives include unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts, interest rate swap contracts, total return swap contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

18	|	Deutsche Variable Series II — Deutsche Global Income Builder VIP

Statement of Assets and Liabilities

as of December 31, 2017

Assets
Investments in non-affiliated securities, at value (cost $128,032,607) — including $3,154,529 of securities loaned	$143,404,443
Investment in Deutsche Government & Agency Securities Portfolio (cost $3,253,298)*	3,253,298
Investments in Deutsche Central Cash Management Government Fund (cost $1,616,434)	1,616,434
Cash	146,198
Foreign currency, at value (cost $373,775)	369,831
Cash held as collateral for bilateral swap contracts	290,000
Receivable for Fund shares sold	1,472
Dividends receivable	232,231
Interest receivable	453,873
Receivable for variation margin on futures contracts	9,933
Unrealized appreciation on bilateral swap contracts	917,067
Unrealized appreciation on forward foreign currency exchange contracts	122,642
Foreign taxes recoverable	94,383
Other assets	3,305
Total assets	150,915,110

Liabilities
Payable upon return of securities loaned	3,253,298
Payable for investments purchased — when-issued security	160,000
Payable upon return of deposit for bilateral swap contracts	290,000
Payable for Fund shares redeemed	97,746
Payable for variation margin on centrally cleared swaps	18,407
Unrealized depreciation on forward foreign currency exchange contracts	353,454
Accrued management fee	45,845
Accrued Trustees’ fees	2,798
Other accrued expenses and payables	174,319
Total liabilities	4,395,867
Net assets, at value	$146,519,243

Net Assets Consist of
Undistributed net investment income	4,363,984
Net unrealized appreciation (depreciation) on:
Investments	15,371,836
Swap contracts	1,176,244
Futures	654,312
Foreign currency	(1,130)
Forward foreign currency contracts	(230,812)
Accumulated net realized gain (loss)	11,838,154
Paid-in capital	113,346,655
Net assets, at value	$146,519,243
Class A
Net Asset Value, offering and redemption price per share ($146,519,243 ÷ 5,517,134 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$26.56

*	Represents collateral on securities loaned.

     Statement of Operations

for the year ended December 31, 2017

Investment Income
Income:
Dividends (net of foreign taxes withheld of $181,510)	$4,250,725
Interest (net of foreign taxes withheld of $11,747)	1,864,014
Income distributions — Deutsche Central Cash Management Government Fund	35,123
Securities lending income, net of borrower rebates	71,713
Total income	6,221,575
Expenses:
Management fee	662,352
Administration fee	179,014
Services to shareholders	823
Custodian fee	55,014
Professional fees	99,398
Reports to shareholders	32,255
Trustees’ fees and expenses	11,142
Pricing Service fee	67,051
Other	15,103
Total expenses	1,122,152
Net investment income	5,099,423

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	15,344,722
Swap contracts	1,303,473
Futures	2,313,924
Written options	89,550
Forward foreign currency contracts	(126,399)
Foreign currency	13,180
18,938,450
Change in net unrealized appreciation (depreciation) on:
Investments	4,190,563
Swap contracts	(269,564)
Futures	869,583
Forward foreign currency contracts	(1,421,320)
Foreign currency	8,320
3,377,582
Net gain (loss)	22,316,032
Net increase (decrease) in net assets resulting from operations	$27,415,455

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series II — Deutsche Global Income Builder VIP	|	19

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2017	2016
Operations:
Net investment income	$5,099,423	$5,058,747
Net realized gain (loss)	18,938,450	(200,045)
Change in net unrealized appreciation (depreciation)	3,377,582	7,339,499
Net increase (decrease) in net assets resulting from operations	27,415,455	12,198,201
Distributions to shareholders from:
Net investment income:
Class A	(5,628,068)	(7,851,269)
Fund share transactions:
Class A
Proceeds from shares sold	3,259,753	3,626,943
Shares issued to shareholders in reinvestment of distributions	5,628,068	7,851,269
Payments for shares redeemed	(69,176,010)	(32,401,979)
Net increase (decrease) in net assets from Class A share transactions	(60,288,189)	(20,923,767)
Increase (decrease) in net assets	(38,500,802)	(16,576,835)
Net assets at beginning of period	185,020,045	201,596,880
Net assets at end of period (including undistributed net investment income of $4,363,984 and $4,038,796, respectively)	$146,519,243	$185,020,045

Other Information
Class A
Shares outstanding at beginning of period	7,873,905	8,792,358
Shares sold	130,993	157,470
Shares issued to shareholders in reinvestment of distributions	233,530	348,017
Shares redeemed	(2,721,294)	(1,423,940)
Net increase (decrease) in Class A shares	(2,356,771)	(918,453)
Shares outstanding at end of period	5,517,134	7,873,905

The accompanying notes are an integral part of the financial statements.

20	|	Deutsche Variable Series II — Deutsche Global Income Builder VIP

Financial Highlights

	Years Ended December 31,
Class A	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$23.50	$22.93	$24.62	$27.30	$23.90
Income (loss) from investment operations:
Net investment income[a]	.71	.61	.68	.72	.78
Net realized and unrealized gain (loss)	3.10	.91	(.97)	.25	3.14
Total from investment operations	3.81	1.52	(.29)	.97	3.92
Less distributions from:
Net investment income	(.75)	(.95)	(.76)	(.85)	(.52)
Net realized gains	—	—	(.64)	(2.80)	—
Total distributions	(.75)	(.95)	(1.40)	(3.65)	(.52)
Net asset value, end of period	$26.56	$23.50	$22.93	$24.62	$27.30
Total Return (%)	16.54	6.81	(1.44)[b]	3.83	16.63

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	147	185	202	247	269
Ratio of expenses before expense reductions (%)[c]	.63	.62	.60	.62	.60
Ratio of expenses after expense reductions (%)[c]	.63	.62	.58	.62	.60
Ratio of net investment income (loss) (%)	2.85	2.66	2.85	2.83	3.07
Portfolio turnover rate (%)	122	135	92	88	182

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Deutsche Variable Series II — Deutsche Global Income Builder VIP	|	21

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Global Income Builder VIP (the “Fund”) is a diversified series of Deutsche Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and Exchange-Traded Funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any

22	|	Deutsche Variable Series II — Deutsche Global Income Builder VIP

contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of December 31, 2017, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of December 31, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2017, the Fund had securities on loan, which were classified as common stocks, corporate bonds and exchange-traded funds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements as of December 31, 2017
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$561,215	$—	$—	$—	$561,215
Corporate Bonds	1,435,833	—	—	—	1,435,833
Exchange-Traded Fund	1,256,250	—	—	—	1,256,250
Total Borrowings	$3,253,298	$—	$—	$—	$3,253,298

Gross amount of recognized liabilities for securities lending transactions:					$3,253,298

Deutsche Variable Series II — Deutsche Global Income Builder VIP	|	23

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable based upon the current interpretation of the tax rules and regulations. Estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2017 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2017, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$9,638,614
Undistributed Long-Term Capital Gains	$8,282,808
Unrealized appreciation (depreciation) on investments	$15,203,530

At December 31, 2017, the aggregate cost of investments for federal income tax purposes was $133,213,485. The net unrealized appreciation for all investments based on tax cost was $15,203,530. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $17,066,142 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $1,862,612.

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2017	2016
Distributions from ordinary income*	$5,628,068	$7,851,269

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

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Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended December 31, 2017, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of December 31, 2017 is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2017, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $27,000,000 to $31,640,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no

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credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended December 31, 2017, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer’s credit quality characteristics and to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of December 31, 2017 is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2017, the investment on the credit default swap contracts sold had a total notional value of generally indicative of a range from approximately $376,000 to $7,700,000.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. One counterparty pays out the total return of the reference security or index underlying the total return swap, and in return receives a fixed or variable rate. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return. For the year ended December 31, 2017, the Fund entered into total return swap transactions as a means of gaining exposure to a particular asset class without investing directly in such asset class.

A summary of the open total return swap contracts as of December 31, 2017 is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2017, the investment in total return swap contracts had a total notional amount generally indicative of a range from $0 to approximately $18,005,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2017, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains. In addition, the Fund entered into equity index futures as a means of gaining exposure to the equity asset class without investing directly into such asset class and to manage the risk of stock market volatility.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2017 is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2017, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $28,712,000 to $57,111,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $5,939,000 to $45,430,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a

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designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the year ended December 31, 2017, the Fund entered into options contracts in order to manage the risk of stock market volatility. In addition, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. For exchange traded contracts, the counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open written or purchased option contracts as of December 31, 2017. For the year ended December 31, 2017, the investment in written option contracts had a total value generally indicative of a range from $0 to $346,000 and purchased option contracts with total values ranging from $0 to $206,000.

Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2017, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2017 is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2017, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $20,559,000 to $74,338,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $11,042,000 to $60,988,000.

The following tables summarize the value of the Fund’s derivative instruments held as of December 31, 2017 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)(b)	$—	$917,067	$646,420	$1,563,487
Interest Rate Contracts (a)	—	413,997	88,186	502,183
Credit Contracts (a)	—	144,850	—	144,850
Foreign Exchange Contracts (b)	122,642	—	—	122,642
	$122,642	$1,475,914	$734,606	$2,333,162

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b)	Unrealized appreciation on forward foreign currency contracts and bilateral swap contracts

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Liability Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (c)	$—	$(299,670)	$(80,294)	$(379,964)
Foreign Exchange Contracts (d)	(353,454)	—	—	(353,454)
	$(353,454)	$(299,670)	$(80,294)	$(733,418)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(c)	Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(d)	Unrealized depreciation on forward foreign currency contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2017 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (e)	$(98,354)	$(123,200)	$—	$—	$2,170,721	$1,949,167
Interest Rate Contracts (e)	—	212,750	—	745,242	143,203	1,101,195
Credit Contracts (e)	—	—	—	558,231	—	558,231
Foreign Exchange Contracts (f)	—	—	(126,399)	—	—	(126,399)
	$(98,354)	$89,550	$(126,399)	$1,303,473	$2,313,924	$3,482,194

Each of the above derivatives is located in the following Statement of Operations accounts:

(e)	Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively

(f)	Net realized gain (loss) from forward foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (g)	$—	$917,067	$701,962	$1,619,029
Interest Rate Contracts (g)	—	(1,085,115)	167,621	(917,494)
Credit Contracts (g)	—	(101,516)	—	(101,516)
Foreign Exchange Contracts (h)	(1,421,320)	—	—	(1,421,320)
	$(1,421,320)	$(269,564)	$869,583	$(821,301)
Each of the above derivatives is located in the following Statement of Operations accounts:

(g)	Change in net unrealized appreciation (depreciation) on swap contracts and futures, respectively

(h)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts

As of December 31, 2017, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Received (i)	Net Amount of Derivative Assets
Canadian Imperial Bank of Commerce	$34,042	$—	$—	$34,042
Citigroup, Inc.	459,405	(130,795)	—	328,610
Credit Agricole	52,684	(52,684)	—	—
Goldman Sachs & Co.	457,662	—	(290,000)	167,662
HSBC Holdings PLC	15,579	—	—	15,579
State Street Bank & Trust Co.	20,337	(20,337)	—	—
	$1,039,709	$(203,816)	$(290,000)	$545,893

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Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged (i)	Net Amount of Derivative Liabilities
Barclays Bank PLC	$13,359	$—	$—	$13,359
Citigroup, Inc.	130,795	(130,795)	—	—
Credit Agricole	97,061	(52,684)	—	44,377
JPMorgan Chase Securities, Inc.	55,973	—	(45,400)	10,573
National Australia Bank Ltd.	5,410	—	—	5,410
State Street Bank & Trust Co.	50,856	(20,337)	—	30,519
	$353,454	$(203,816)	$(45,400)	$104,238

(i)	The actual collateral received and/or pledged may be more than the amounts shown.

C. Purchases and Sales of Securities

During the year ended December 31, 2017, purchases and sales of investment transactions (excluding short-term investments and U.S. Treasury obligations) aggregated $177,815,611 and $225,761,653, respectively. Purchases and sales of U.S. Treasury obligations aggregated $28,865,086 and $42,437,313, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.

Effective March 1, 2017, Deutsche Alternative Asset Management (Global) Limited (DAAM Global), also an indirect, wholly owned subsidiary of Deutsche Bank AG, serves as subadvisor for the Fund and, as such, provides portfolio manager services to the Fund. Pursuant to a sub-advisory agreement between DIMA and DAAM Global, DIMA, not the Fund, compensates DAAM Global for the services it provides to the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.370%
Next $750 million	.345%
Over $1 billion	.310%

Accordingly, for the year ended December 31, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waiver/reimbursements) of 0.37% of the Fund’s average daily net assets.

For the period from January 1, 2017 through September 30, 2017, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A shares at 0.73%.

Effective October 1, 2017 through September 30, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A shares at 0.69%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2017, the Administration Fee was $179,014, of which $12,391 is unpaid.

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Service Provider Fees. Deutsche AM Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2017, the amounts charged to the Fund by DSC aggregated $428, of which $106 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $12,948, of which $4,819 unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2017, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $5,398.

E. Ownership of the Fund

At December 31, 2017, one participating insurance company was owner of record of 10% or more of the total outstanding shares of the Fund, owning 71%.

F. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2017.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and the Shareholders of Deutsche Global Income Builder VIP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Deutsche Global Income Builder VIP (the “Fund”) (one of the funds constituting the Deutsche Variable Series II ) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the Deutsche Variable Series II) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.

Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Deutsche family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 15, 2018

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Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2017 to December 31, 2017).

The tables illustrate your Fund’s expenses in two ways:

–	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2017

Actual Fund Return	Class A
Beginning Account Value 7/1/17	$1,000.00
Ending Account Value 12/31/17	$1,084.50
Expenses Paid per $1,000*	$3.31

Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/17	$1,000.00
Ending Account Value 12/31/17	$1,022.03
Expenses Paid per $1,000*	$3.21

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche Variable Series II — Deutsche Global Income Builder VIP	.63%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

32	|	Deutsche Variable Series II — Deutsche Global Income Builder VIP

Tax Information	(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $9,111,000 as capital gain dividends for its year ended December 31, 2017.

For corporate shareholders, 18% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2017 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on “proxy voting” at the bottom of the page) — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche Variable Series II — Deutsche Global Income Builder VIP	|	33

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche Global Income Builder VIP’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2017. DIMA has also entered into a sub-advisory agreement with Deutsche Alternative Asset Management (Global) Limited (“DAAM Global”), an affiliate of DIMA, that has an initial term through September 30, 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA and DAAM Global are part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and DAAM Global’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that DIMA and DAAM Global provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisers, including DAAM Global. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an

34	|	Deutsche Variable Series II — Deutsche Global Income Builder VIP

independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 2nd quartile, 2nd quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2016.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board noted that DIMA pays a sub-advisory fee to DAAM Global out of its fee. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and DAAM Global.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar

Deutsche Variable Series II — Deutsche Global Income Builder VIP	|	35

allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

36	|	Deutsche Variable Series II — Deutsche Global Income Builder VIP

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	89	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	92	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	89	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	89	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	89	—

Deutsche Variable Series II — Deutsche Global Income Builder VIP	|	37

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	89	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	89	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	89	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	89	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	89	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	89	—

38	|	Deutsche Variable Series II — Deutsche Global Income Builder VIP

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management; formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); Director, Deutsche AM Service Company (since 2017); Director and President, DB Investment Managers, Inc. (since 2017); formerly: Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly: Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] Deutsche Asset Management
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

[1]	The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche Variable Series II — Deutsche Global Income Builder VIP	|	39

VS2GIB-2 (R-025825-7 2/18)

December 31, 2017

Annual Report

Deutsche Variable Series II

Deutsche Government & Agency Securities VIP

Contents

3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
12	Statement of Assets and Liabilities
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
23	Report of Independent Registered Public Accounting Firm
24	Information About Your Fund’s Expenses
25	Tax Information
25	Proxy Voting
26	Advisory Agreement Board Considerations and Fee Evaluation
29	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The “full faith and credit” guarantee of the US government applies to the timely repayment of interest, and does not eliminate market risk. Because of the rising US government debt burden, it is possible that the US government may not be able to meet its financial obligations or that securities issued by the US government may experience credit downgrades. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche Variable Series II — Deutsche Government & Agency Securities VIP

Performance Summary	December 31, 2017 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2017 are 0.86% and 1.21% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in Deutsche Government & Agency Securities VIP

The Bloomberg Barclays GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

Deutsche Government & Agency Securities VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,167	$10,282	$10,497	$14,038
	Average annual total return	1.67%	0.93%	0.97%	3.45%
Bloomberg Barclays GNMA Index	Growth of $10,000	$10,186	$10,489	$10,879	$14,579
	Average annual total return	1.86%	1.60%	1.70%	3.84%

Deutsche Government & Agency Securities VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,131	$10,173	$10,330	$13,576
	Average annual total return	1.31%	0.57%	0.65%	3.10%
Bloomberg Barclays GNMA Index	Growth of $10,000	$10,186	$10,489	$10,879	$14,579
	Average annual total return	1.86%	1.60%	1.70%	3.84%

The growth of $10,000 is cumulative.

Deutsche Variable Series II — Deutsche Government & Agency Securities VIP	|	3

Management Summary	December 31, 2017 (Unaudited)

During the 12-month period ended December 31, 2017, the Fund provided a total return of 1.67% (Class A shares, unadjusted for contract charges) compared with the 1.86% return of its benchmark, the Bloomberg Barclays GNMA Index.

Entering 2017, investor sentiment was supported by optimism over the prospects for higher growth with Republicans holding the White House and both houses of Congress. Economically sensitive, credit-oriented segments of the bond market outperformed more interest rate-sensitive, higher-quality issues for much of the year. In October 2017, the U.S. Federal Reserve (the Fed) begin the gradual tapering of its mortgage-backed security and Treasury holdings. The plan to reduce the Fed’s balance sheet had been extensively foreshadowed, so the actual launch of tapering had a muted impact on longer-term bond yields. As 2017 drew to a close, against a backdrop of strengthened employment conditions and robust corporate profits, the passage of a tax reform bill that included a significant reduction in corporate tax rates led to stepped up expectations for Fed rate hikes. In December, the Fed implemented its third quarter-point rate hike of the year by increasing the upper band of its benchmark short-term lending rate from 1.25% to 1.50%.

For the 12 months ended December 31, 2017, the U.S. Treasury yield curve flattened as short term yields rose and longer-term rates declined. To illustrate, the two-year Treasury yield went from 1.20% to 1.91%, the five-year from 1.93% to 2.23%, the 10-year from 2.45% to 2.43%, the 20-year from 2.79% to 2.60% and the 30-year from 3.05% to 2.75%.

2017 was a difficult year for the GNMA sector, as faster prepayment and heavy supply undermined sentiment. We reduced GNMA exposure throughout the year in exchange for conventional mortgage-backed securities and other high-quality, out-of-benchmark sectors such as U.S. Treasuries, which proved beneficial to performance.

The Fund also maintained a position in collateralized mortgage obligations with favorable prepayment characteristics, which helped drive incremental yield for the Fund. The Fund tactically shifted its positioning along the yield curve throughout the period, while maintaining a strategic bias toward a flattening yield curve that favored longer maturities. High-coupon GNMAs lagged over the 12 months, and we reduced the Fund’s overweight to the sector while maintaining exposure to bonds that we believe could have upside potential if interest rate levels rise. Derivatives, which were used for tactical positioning with respect to non-U.S. dollar exposures, had a positive effect on performance when coupled with corresponding currency hedges. Derivatives were also used for hedging U.S. interest rate exposure with minimal impact on performance.

We expect a continued flattening of the yield curve given that the Fed is hinting at three or four hikes in the coming year. The positive sentiment is expected to carry forward into the new year, possibly suppressing demand for GNMA securities as investors seek higher yields in a steadily improving economy. However, with spreads having narrowed across asset classes, the relative value equation is pointing back in favor of the high-quality segments of the U.S. fixed income market. The backdrop is further complicated by the Fed’s tapering and ultimately vanishing reinvestment into the mortgage-backed securities market. We therefore believe maintaining off-index exposures to liquid instruments such as sovereign bonds, agency CMOs and ABS securities could help mitigate volatility in the coming year.

Gregory M. Staples, CFA, Managing Director

Scott Agi, CFA, Director

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4	|	Deutsche Variable Series II — Deutsche Government & Agency Securities VIP

Terms to Know

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

The Bloomberg Barclays GNMA Index is an unmanaged, market-value-weighted measure of all fixed rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Mortgage-backed securities (MBS) are bonds that are secured by mortgage debt. Collateralized mortgage obligations (CMOs) are mortgage-backed securities with separate pools for different classes of bondholders. Asset-backed securities (ABS) are bonds backed by receivables from consumer debt such as credit cards, home equity loans and auto loans.

Coupon is the interest rate, expressed as an annual percentage of face value, which a bond issuer promises to pay until maturity.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons including for hedging purposes; for risk management; for non-hedging purposes to seek to enhance potential gains; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

Deutsche Variable Series II — Deutsche Government & Agency Securities VIP	|	5

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Net Assets)	12/31/17	12/31/16
Mortgage-Backed Securities Pass-Throughs	80%	94%
Collateralized Mortgage Obligations	22%	16%
Government & Agency Obligations	16%	7%
Asset-Backed	5%	—
Commercial Mortgage-Backed Securities	3%	1%
Corporate Bonds	1%	2%
Cash Equivalents and Other Assets and Liabilities, net	–27%	–20%
	100%	100%

Coupons*	12/31/17	12/31/16
Less than 3.5%	35%	27%
3.5%–4.49%	42%	35%
4.5%–5.49%	15%	20%
5.5%–6.49%	5%	17%
6.5%–7.49%	3%	1%
7.5% and Greater	0%	0%
	100%	100%

Interest Rate Sensitivity	12/31/17	12/31/16
Effective Maturity	9.9 years	9.9 years
Effective Duration	4.0 years	4.2 years

*	Excludes Cash Equivalents and U.S. Treasury Bills.

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 6.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund’s current prospectus for more information.

6	|	Deutsche Variable Series II — Deutsche Government & Agency Securities VIP

Investment Portfolio	December 31, 2017

	Principal Amount ($)(a)	Value ($)
Mortgage-Backed Securities Pass-Throughs 79.9%
Federal Home Loan Mortgage Corp.:
3.0%, with various maturities from 9/1/2047 until 1/1/2048 (b)	3,175,532	3,176,080
3.5%, 1/1/2048 (b)	1,500,000	1,540,391
Federal National Mortgage Association:
3.0%, 10/1/2047	989,643	990,147
3.5%, with various maturities from 3/1/2045 until 1/1/2048 (b)	4,883,906	5,023,618
Government National Mortgage Association:
3.0%, 1/1/2048 (b)	2,900,000	2,926,281
3.5%, with various maturities from 4/15/2042 until 1/1/2048 (b)	8,952,364	9,285,020
4.0%, with various maturities from 9/20/2040 until 8/15/2047 (b)	3,317,415	3,500,974
4.5%, with various maturities from 6/20/2033 until 6/20/2047	3,345,367	3,562,313
4.55%, 1/15/2041	154,256	163,348
4.625%, 5/15/2041	99,772	105,623
5.0%, with various maturities from 12/15/2032 until 8/15/2040	885,521	961,290
5.5%, with various maturities from 1/15/2034 until 6/15/2042	1,421,926	1,580,577
6.0%, with various maturities from 5/20/2034 until 12/20/2038	401,050	451,867
6.5%, with various maturities from 9/15/2036 until 2/15/2039	326,796	369,347
7.0%, with various maturities from 2/20/2027 until 11/15/2038	97,847	100,187
7.5%, 10/20/2031	3,416	3,859
Total Mortgage-Backed Securities Pass-Throughs (Cost $34,006,374)		33,740,922

Asset-Backed 4.9%
Automobile Receivables 0.4%
AmeriCredit Automobile Receivables Trust, “A3”, Series 2017-1, 1.87%, 8/18/2021	170,000	169,455

Credit Card Receivables 0.7%
Chase Issuance Trust, “A”, Series 2017-A2, 1-month USD-LIBOR + 0.400%, 1.877%*, 3/15/2024	300,000	301,729

	Principal Amount ($)(a)	Value ($)
Miscellaneous 3.8%
Atrium XIII, “A1”, Series 13A, 144A, 3-month USD-LIBOR + 1.180%, 2.621%*, 11/21/2030	310,000	310,181
Carbone CLO Ltd., “A1”, Series 2017-1A, 144A, 3-month USD-LIBOR + 1.140%, 2.809%*, 1/20/2031	380,000	380,148
Domino’s Pizza Master Issuer LLC, “A23”, Series 2017-1A, 144A, 4.118%, 7/25/2047	448,875	458,606
Goldentree Loan Management U.S. CLO Ltd., “A”, Series 2017-2A, 144A, 3-month USD-LIBOR + 1.150%, 2.724%*, 11/28/2030	450,000	451,356

		1,600,291
Total Asset-Backed (Cost $2,058,869)		2,071,475

Collateralized Mortgage Obligations 22.1%
Federal Home Loan Mortgage Corp.:
“OA”, Series 3179, Principal Only, Zero Coupon, 7/15/2036	80,585	71,416
“22”, Series 243, Interest Only, 2.589%*, 6/15/2021	16,070	198
“YI”, Series 3936, Interest Only, 3.0%, 6/15/2025	18,087	340
“AI”, Series 4016, Interest Only, 3.0%, 9/15/2025	413,351	17,262
“WI”, Series 3939, Interest Only, 3.0%, 10/15/2025	124,962	4,373
“EI”, Series 3953, Interest Only, 3.0%, 11/15/2025	194,824	6,575
“IO”, Series 3974, Interest Only, 3.0%, 12/15/2025	78,663	4,445
“DI”, Series 4010, Interest Only, 3.0%, 2/15/2027	68,655	5,211
“IK”, Series 4048, Interest Only, 3.0%, 5/15/2027	766,414	70,701
“CZ”, Series 4113, 3.0%, 9/15/2042	314,642	294,297
“PL”, Series 4627, 3.0%, 10/15/2046	500,000	486,898
“IK”, Series 3754, Interest Only, 3.5%, 6/15/2025	321,530	16,727
“PI”, Series 3940, Interest Only, 4.0%, 2/15/2041	289,976	42,897
“C1”, Series 329, Interest Only, 4.0%, 12/15/2041	855,852	161,532
“UA”, Series 4298, 4.0%, 2/15/2054	76,882	76,246
“C32”, Series 303, Interest Only, 4.5%, 12/15/2042	876,617	172,100
“C28”, Series 303, Interest Only, 4.5%, 1/15/2043	1,044,120	226,636
“MI”, Series 3871, Interest Only, 6.0%, 4/15/2040	42,658	3,356
“IJ”, Series 4472, Interest Only, 6.0%, 11/15/2043	356,720	81,864
“A”, Series 172, Interest Only, 6.5%, 1/1/2024	7,619	1,043

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series II — Deutsche Government & Agency Securities VIP	|	7

	Principal Amount ($)(a)	Value ($)
“C22”, Series 324, Interest Only, 6.5%, 4/15/2039	492,382	125,211
Federal National Mortgage Association:
“DI”, Series 2011-136, Interest Only, 3.0%, 1/25/2026	67,676	3,588
“IB”, Series 2013-35, Interest Only, 3.0%, 4/25/2033	526,350	74,144
“Z”, Series 2013-44, 3.0%, 5/25/2043	96,441	90,444
“HI”, Series 2010-123, Interest Only, 3.5%, 3/25/2024	23,966	188
“KI”, Series 2011-72, Interest Only, 3.5%, 3/25/2025	55,450	230
“IO”, Series 2012-146, Interest Only, 3.5%, 1/25/2043	1,116,661	212,914
“4”, Series 406, Interest Only, 4.0%, 9/25/2040	215,791	42,558
“25”, Series 351, Interest Only, 4.5%, 5/25/2019	15,922	282
“21”, Series 334, Interest Only, 5.0%, 3/25/2018	10	0
“20”, Series 334, Interest Only, 5.0%, 3/25/2018	28	0
“23”, Series 339, Interest Only, 5.0%, 6/25/2018	1,027	3
“26”, Series 381, Interest Only, 5.0%, 12/25/2020	9,550	394
“IO”, Series 2016-26, Interest Only, 5.0%, 5/25/2046	951,380	186,591
“30”, Series 381, Interest Only, 5.5%, 11/25/2019	41,359	1,470
“PI”, Series 2009-14, Interest Only, 5.5%, 3/25/2024	1,291,661	77,282
“UI”, Series 2010-126, Interest Only, 5.5%, 10/25/2040	379,043	75,407
“IO”, Series 2014-70, Interest Only, 5.5%, 10/25/2044	502,789	109,674
“BI”, Series 2015-97, Interest Only, 5.5%, 1/25/2046	422,543	92,878
“WI”, Series 2011-59, Interest Only, 6.0%, 5/25/2040	67,171	3,246
“101”, Series 383, Interest Only, 6.5%, 9/25/2022	314,297	29,701
“YT”, Series 2013-35, 6.5%, 9/25/2032	543,786	622,616
Government National Mortgage Association:
“WF”, Series 2015-80, 1-month USD-LIBOR + 0.250%, 1.741%* , 1/16/2044	1,711,468	1,713,585
“PB”, Series 2012-90, 2.5%, 7/20/2042	515,988	460,443
“ZB”, Series 2016-161, 3.0%, 11/20/2046	842,107	800,582
“JI”, Series 2013-10, Interest Only, 3.5%, 1/20/2043	512,861	102,935
“ID”, Series 2013-70, Interest Only, 3.5%, 5/20/2043	244,486	44,922
“BI”, Series 2014-22, Interest Only, 4.0%, 2/20/2029	430,319	40,847
“IP”, Series 2015-50, Interest Only, 4.0%, 9/20/2040	916,440	72,343
“PI”, Series 2015-40, Interest Only, 4.0%, 4/20/2044	267,923	30,957
“LI”, Series 2009-104, Interest Only, 4.5%, 12/16/2018	13,339	121

	Principal Amount ($)(a)	Value ($)
“NI”, Series 2010-44, Interest Only, 4.5%, 10/20/2037	10,295	9
“CI”, Series 2010-87, Interest Only, 4.5%, 11/20/2038	1,251,588	65,659
“PI”, Series 2014-108, Interest Only, 4.5%, 12/20/2039	217,067	37,619
“MI”, Series 2010-169, Interest Only, 4.5%, 8/20/2040	266,082	31,356
“IP”, Series 2014-115, Interest Only, 4.5%, 2/20/2044	148,002	27,302
“GZ”, Series 2005-24, 5.0%, 3/20/2035	632,896	727,207
“MZ”, Series 2009-98, 5.0%, 10/16/2039	1,277,578	1,518,363
“AI”, Series 2008-46, Interest Only, 5.5%, 5/16/2023	15,389	331
“GI”, Series 2003-19, Interest Only, 5.5%, 3/16/2033	337,891	65,412
“IB”, Series 2010-130, Interest Only, 5.5%, 2/20/2038	82,459	14,722
“IA”, Series 2012-64, Interest Only, 5.5%, 5/16/2042	202,447	49,085
“DI”, Series 2009-10, Interest Only, 6.0%, 4/16/2038	127,495	19,509
“IP”, Series 2009-118, Interest Only, 6.5%, 12/16/2039	34,557	8,903
“IC”, Series 1997-4, Interest Only, 7.5%, 3/16/2027	281,457	2,085
Total Collateralized Mortgage Obligations (Cost $8,875,907)		9,327,235

Commercial Mortgage-Backed Securities 2.7%
CHT Mortgage Trust, “A”, Series 2017-CSMO,144A, 1-month USD-LIBOR + 0.880%, 2.31%*, 11/15/2036	400,000	400,623
Fannie Mae Grantor Trust, “A”, Series 2017-T1, 2.898%, 6/25/2027	499,893	496,577
FHLMC Multifamily Structured Pass-Through Securities, “X1”, Series K055, Interest Only, 1.368%*, 3/25/2026	2,483,267	229,097
Total Commercial Mortgage-Backed Securities (Cost $1,128,914)		1,126,297

Corporate Bond 1.2%
Financials
Bank of Montreal, 144A, 2.5%, 1/11/2022 (Cost $498,554)	500,000	499,305

Government & Agency Obligations 11.6%
Sovereign Bonds 2.2%
French Republic Government Bond OAT, 144A, REG S, 1.75%, 5/25/2066	EUR 370,262	420,571
Kingdom of Sweden, Series 1053, 3.5%, 3/30/2039	SEK 3,090,000	516,874

		937,445

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche Variable Series II — Deutsche Government & Agency Securities VIP

	Principal Amount ($)(a)	Value ($)
U.S. Government Sponsored Agency 5.9%
Federal Home Loan Bank, 1.875%, 11/29/2021	2,500,000	2,479,115

U.S. Treasury Obligations 3.5%
U.S. Treasury Inflation-Indexed Bond, 0.875%, 2/15/2047	370,012	384,497
U.S. Treasury Note, 2.25%, 11/15/2027	1,100,000	1,084,488

		1,468,985
Total Government & Agency Obligations (Cost $4,823,676)		4,885,545

Short-Term U.S. Treasury Obligations 4.4%
U.S. Treasury Bills:
1.18% **, 8/16/2018 (c)	880,000	871,271
1.378% **, 10/11/2018 (c) (d)	1,000,000	986,958
Total Short-Term U.S. Treasury Obligations (Cost $1,862,624)		1,858,229

	Shares	Value ($)
Cash Equivalents 0.0%
Deutsche Central Cash Management Government Fund, 1.30% (e) (Cost $10,252)	10,252	10,252

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $53,265,170)	126.8	53,519,260
Other Assets and Liabilities, Net	(26.8)	(11,297,006)
Net Assets	100.0	42,222,254

*	Variable or floating rate security. These securities are shown at their current rate as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

**	Annualized yield at time of purchase; not a coupon rate.

(a)	Principal amount stated in U.S. dollars unless otherwise noted.

(b)	When-issued, delayed delivery or forward commitment securities included.

(c)	At December 31, 2017, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(d)	At December 31, 2017, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(e)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate

Principal Only: Principal Only (PO) bonds represent the “principal only” portion of payments on a pool of underlying mortgages or mortgage-backed securities.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At December 31, 2017, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
10 Year U.S. Treasury Note	USD	3/20/2018	3	374,507	372,141	(2,366)
Ultra 10 Year U.S. Treasury Note	USD	3/20/2018	16	2,133,472	2,137,000	3,528
Total net unrealized appreciation						1,162

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series II — Deutsche Government & Agency Securities VIP	|	9

At December 31, 2017, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
Euro-OAT French Government Bond	EUR	3/8/2018	9	1,695,265	1,675,734	19,531
Federal Republic of Germany Euro-Bund	EUR	3/8/2018	8	1,563,919	1,551,933	11,986
U.S. Treasury Long Bond	USD	3/20/2018	5	766,357	765,000	1,357
Total unrealized appreciation						32,874

At December 31, 2017, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Cash Flows Paid by the Fund/Frequency	Cash Flows Received by the Fund/Frequency	Effective/ Expiration Date	Notional Amount	Currency	Upfront Payments Paid ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Fixed — 0.228% Annually	Floating — 3-Month STIBOR Quarterly	7/18/2017 7/18/2021	16,600,000	SEK	—	(7,002)	(7,002)
Fixed — 2.239% Semi-Annually	Floating — 3-Month LIBOR Quarterly	3/21/2018 3/21/2023	1,700,000	USD	—	3,065	3,065
Fixed — 2.589% Semi-Annually	Floating — 3-Month LIBOR Quarterly	3/21/2018 3/21/2038	400,000	USD	—	(3,142)	(3,142)
Fixed — 1.698% Semi-Annually	Floating — 3-Month LIBOR Quarterly	12/20/2017 12/20/2019	5,700,000	USD	—	40,066	40,066
Fixed — 2.34% Semi-Annually	Floating — 3-Month LIBOR Quarterly	12/20/2017 12/20/2027	1,300,000	USD	1,682	5,920	4,238
Fixed — 2.45% Semi-Annually	Floating — 3-Month LIBOR Quarterly	12/20/2017 12/20/2032	1,100,000	USD	—	4,658	4,658
Fixed — 2.522% Semi-Annually	Floating — 3-Month LIBOR Quarterly	12/20/2017 12/20/2037	700,000	USD	—	420	420
Total net unrealized appreciation							42,303

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at December 31, 2017 is 1.694%. STIBOR: Stockholm Interbank Offered Rate 3-Month; STIBOR rate at December 31, 2017 is -0.47%.

At December 31, 2017, open total return swap contracts were as follows:

Bilateral Swaps
Pay/Receive Return of the Reference Index	Fixed Cash Flows Received/ Frequency	Counterparty/ Expiration Date	Notional Amount	Currency	Upfront Payments Paid ($)	Value ($)	Unrealized Appreciation ($)
Long Positions
Markit IOS INDEX FN30.400.10	4.0%/Monthly	Goldman Sachs & Co. 1/12/2041	401,623	USD	—	480	480

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche Variable Series II — Deutsche Government & Agency Securities VIP

As of December 31, 2017, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	1,036,536	EUR	879,000	1/4/2018	18,383	Citigroup, Inc.
SEK	4,185,000	USD	518,452	1/18/2018	7,696	Danske Bank AS
USD	929,103	EUR	796,031	1/24/2018	27,459	JPMorgan Chase Securities, Inc.
CAD	526,422	NZD	600,000	1/30/2018	6,057	Canadian Imperial Bank of Commerce
Total unrealized appreciation					59,595

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	879,000	USD	1,038,007	1/4/2018	(16,912)	Citigroup, Inc.
EUR	348,000	USD	412,509	1/24/2018	(5,670)	HSBC Holdings PLC
EUR	789,719	USD	935,688	1/24/2018	(13,290)	JPMorgan Chase Securities, Inc.
Total unrealized depreciation					(35,872)

Currency Abbreviations

CAD	Canadian Dollar
EUR	Euro
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts, interest rate swap contracts, total return swap contracts and forward foreign currency contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (f)
Mortgage-Backed Securities Pass-Throughs	$—	$33,740,922	$—	$33,740,922
Asset-Backed	—	2,071,475	—	2,071,475
Collateralized Mortgage Obligations	—	9,327,235	—	9,327,235
Commercial Mortgage-Backed Securities	—	1,126,297	—	1,126,297
Corporate Bond	—	499,305	—	499,305
Government & Agency Obligations	—	4,885,545	—	4,885,545
Short-Term U.S. Treasury Obligations	—	1,858,229	—	1,858,229
Short-Term Investments	10,252	—	—	10,252
Derivatives (g)
Futures Contracts	36,402	—	—	36,402
Interest Rate Swap Contracts	—	52,447	—	52,447
Total Return Swap Contracts	—	480	—	480
Forward Foreign Currency Contracts	—	59,595	—	59,595
Total	$46,654	$53,621,530	$—	$53,668,184

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (g)
Futures Contracts	$(2,366)	$—	$—	$(2,366)
Interest Rate Swap Contracts	—	(10,144)	—	(10,144)
Forward Foreign Currency Contracts	—	(35,872)	—	(35,872)
Total	$(2,366)	$(46,016)	$—	$(48,382)

There have been no transfers between fair value measurement levels during the year ended December 31, 2017.

(f)	See Investment Portfolio for additional detailed categorizations.

(g)	Derivatives include unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts, total return swap contracts and forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series II — Deutsche Government & Agency Securities VIP	|	11

Statement of Assets and Liabilities

as of December 31, 2017

Assets
Investments in non-affiliated securities, at value (cost $53,254,918)	$53,509,008
Investment in Deutsche Central Cash Management Government Fund (cost $10,252)	10,252
Cash	1,887,920
Foreign currency, at value (cost $23,582)	23,641
Receivable for investments sold — forward commitments	5,204,018
Receivable for Fund shares sold	9,251
Interest receivable	253,428
Receivable for variation margin on futures contracts	20,008
Unrealized appreciation on bilateral swap contracts	480
Unrealized appreciation on forward foreign currency exchange contracts	59,595
Other assets	1,106
Total assets	60,978,707

Liabilities
Payable for investments purchased — forward commitments	17,516,123
Line of credit loan payable	1,050,000
Payable for Fund shares redeemed	6,478
Payable for variation margin on centrally cleared swaps	24,267
Unrealized depreciation on forward foreign currency exchange contracts	35,872
Accrued management fee	7,196
Accrued Trustees’ fees	1,569
Other accrued expenses and payables	114,948
Total liabilities	18,756,453
Net assets, at value	$42,222,254

Net Assets Consist of
Undistributed net investment income	1,051,322
Unrealized appreciation (depreciation) on:
Investments	254,090
Swap contracts	42,783
Futures	34,036
Foreign currency	231
Forward foreign currency contracts	23,723
Accumulated net realized gain (loss)	(65,240)
Paid-in capital	40,881,309
Net assets, at value	$42,222,254
Class A
Net Asset Value, offering and redemption price per share ($40,373,381 ÷ 3,619,812 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.15
Class B
Net Asset Value, offering and redemption price per share ($1,848,873 ÷ 165,975 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.14

     Statement of Operations

for the year ended December 31, 2017

Investment Income
Income:
Interest	$1,256,209
Income distributions — Deutsche Central Cash Management Government Fund	36,267
Securities lending income, net of borrower rebates	78
Total income	1,292,554
Expenses:
Management fee	220,390
Administration fee	48,976
Services to shareholders	801
Record keeping fees (Class B)	2,047
Distribution service fees (Class B)	5,337
Custodian fee	24,284
Professional fees	83,328
Reports to shareholders	20,469
Trustees’ fees and expenses	4,712
Interest expense	510
Other	20,335
Total expenses before expense reductions	431,189
Expense reductions	(126,723)
Total expenses after expense reductions	304,466
Net investment income	988,088

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,268,050
Swap contracts	(116,392)
Futures	(316,318)
Forward foreign currency contracts	17,199
Foreign currency	(1,221)
Payments by affiliates (see Note G)	480
851,798
Change in net unrealized appreciation (depreciation) on:
Investments	(1,172,326)
Swap contracts	148,395
Futures	25,841
Forward foreign currency contracts	18,968
Foreign currency	101
(979,021)
Net gain (loss)	(127,223)
Net increase (decrease) in net assets resulting from operations	$860,865

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche Variable Series II — Deutsche Government & Agency Securities VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2017	2016
Operations:
Net investment income	$988,088	$1,359,001
Net realized gain (loss)	851,798	(370,572)
Change in net unrealized appreciation (depreciation)	(979,021)	(170,481)
Net increase (decrease) in net assets resulting from operations	860,865	817,948
Distributions to shareholders from:
Net investment income:
Class A	(1,241,081)	(1,846,498)
Class B	(46,826)	(72,152)
Total distributions	(1,287,907)	(1,918,650)
Fund share transactions:
Class A
Proceeds from shares sold	3,259,096	2,898,041
Reinvestment of distributions	1,241,081	1,846,498
Payments for shares redeemed	(15,457,312)	(18,364,955)
Net increase (decrease) in net assets from Class A share transactions	(10,957,135)	(13,620,416)
Class B
Proceeds from shares sold	67,053	226,087
Reinvestment of distributions	46,826	72,152
Payments for shares redeemed	(642,815)	(503,123)
Net increase (decrease) in net assets from Class B share transactions	(528,936)	(204,884)
Increase (decrease) in net assets	(11,913,113)	(14,926,002)
Net assets at beginning of period	54,135,367	69,061,369
Net assets at end of period (including undistributed net investment income of $1,051,322 and $1,284,868, respectively)	$42,222,254	$54,135,367

Other Information
Class A
Shares outstanding at beginning of period	4,598,638	5,786,470
Shares sold	291,446	253,037
Shares issued to shareholders in reinvestment of distributions	112,315	163,697
Shares redeemed	(1,382,587)	(1,604,566)
Net increase (decrease) in Class A shares	(978,826)	(1,187,832)
Shares outstanding at end of period	3,619,812	4,598,638
Class B
Shares outstanding at beginning of period	213,112	231,100
Shares sold	6,013	19,740
Shares issued to shareholders in reinvestment of distributions	4,234	6,391
Shares redeemed	(57,384)	(44,119)
Net increase (decrease) in Class B shares	(47,137)	(17,988)
Shares outstanding at end of period	165,975	213,112

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series II — Deutsche Government & Agency Securities VIP	|	13

Financial Highlights

	Years Ended December 31,
Class A	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$11.25	$11.48	$11.80	$11.47	$12.69
Income (loss) from investment operations:
Net investment income[a]	.23	.25	.27	.29	.24
Net realized and unrealized gain (loss)	(.04)	(.13)	(.26)	.31	(.59)
Total from investment operations	.19	.12	.01	.60	(.35)
Less distributions from:
Net investment income	(.29)	(.35)	(.33)	(.27)	(.37)
Net realized gains	—	—	—	—	(.50)
Total distributions	(.29)	(.35)	(.33)	(.27)	(.87)
Net asset value, end of period	$11.15	$11.25	$11.48	$11.80	$11.47
Total Return (%)[b]	1.67	1.06	.06	5.29	(3.04)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40	52	66	87	96
Ratio of expenses before expense reductions (%)[c]	.87	.86	.74	.72	.71
Ratio of expenses after expense reductions (%)[c]	.61	.58	.68	.70	.67
Ratio of net investment income (%)	2.03	2.22	2.33	2.49	2.05
Portfolio turnover rate (%)	588	521	376	393	794

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

	Years Ended December 31,
Class B	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$11.24	$11.46	$11.79	$11.46	$12.67
Income (loss) from investment operations:
Net investment income[a]	.19	.21	.23	.25	.20
Net realized and unrealized gain (loss)	(.04)	(.12)	(.27)	.31	(.59)
Total from investment operations	.15	.09	(.04)	.56	(.39)
Less distributions from:
Net investment income	(.25)	(.31)	(.29)	(.23)	(.32)
Net realized gains	—	—	—	—	(.50)
Total distributions	(.25)	(.31)	(.29)	(.23)	(.82)
Net asset value, end of period	$11.14	$11.24	$11.46	$11.79	$11.46
Total Return (%)[b]	1.31	.79	(.36)	4.95	(3.25)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	3	3	4
Ratio of expenses before expense reductions (%)[c]	1.21	1.21	1.09	1.06	1.06
Ratio of expenses after expense reductions (%)[c]	.95	.93	1.03	1.03	.99
Ratio of net investment income (%)	1.69	1.88	1.99	2.16	1.71
Portfolio turnover rate (%)	588	521	376	393	794

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

14	|	Deutsche Variable Series II — Deutsche Government & Agency Securities VIP

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Government & Agency Securities VIP (the “Fund”) is a diversified series of Deutsche Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which

Deutsche Variable Series II — Deutsche Government & Agency Securities VIP	|	15

the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds, including Deutsche Government & Agency Securities Portfolio, managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of December 31, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2017, the Fund had no securities on loan.

Forward Commitments. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may sell the forward commitment security before the settlement date or enter into a new commitment to extend the delivery date into the future. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund or the counterparty may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued, delayed delivery or forward commitment transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Such transactions may also have the effect of leverage on the Fund and may cause the Fund to be more volatile. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

16	|	Deutsche Variable Series II — Deutsche Government & Agency Securities VIP

At December 31, 2017, the Fund had net tax basis capital loss carryforwards of approximately $29,000 of short-term losses, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2017 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, investments in swap contracts, forward currency contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2017, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$1,070,799
Capital loss carryforward	$(29,000)
Unrealized appreciation (depreciation) on investments	$299,145

At December 31, 2017, the aggregate cost of investments for federal income tax purposes was $53,267,143. The net unrealized appreciation for all investments based on tax cost was $299,145. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $973,045 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $673,900.

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2017	2016
Distributions from ordinary income*	$1,287,907	$1,918,650

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the Fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In

Deutsche Variable Series II — Deutsche Government & Agency Securities VIP	|	17

connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. One counterparty pays out the total return of the reference security or index underlying the total return swap, and in return receives a fixed or variable rate. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return. For the year ended December 31, 2017, the Fund entered into total return swap transactions as a means of gaining exposure to a particular asset class without investing directly in such asset class.

A summary of the open total return swap contracts as of December 31, 2017 is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2017, the investment in total return swap contracts had a total notional amount generally indicative of a range from $402,000 to $963,000.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended December 31, 2017, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

A summary of the open interest rate swap contracts as of December 31, 2017 is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2017, the investment in interest rate swap contracts had a total USD equivalent notional amount generally indicative of a range from $2,396,000 to $13,364,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2017, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2017, is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2017, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $1,632,000 to

18	|	Deutsche Variable Series II — Deutsche Government & Agency Securities VIP

$7,595,000 and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $3,993,000 to $11,623,000.

Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2017, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2017 is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2017, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $1,646,000 to $6,789,000 and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $962,000 to $2,884,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $4,050,000.

The following tables summarize the value of the Fund’s derivative instruments held as of December 31, 2017 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$—	$52,927	$36,402	$89,329
Foreign Exchange Contracts (c)	59,595	—	—	59,595
	$59,595	$52,927	$36,402	$148,924

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative appreciation of swap contracts and futures as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b)	Unrealized appreciation on bilateral swap contracts

(c)	Unrealized appreciation on forward foreign currency contracts

Liability Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (d)	$—	$(10,144)	$(2,366)	$(12,510)
Foreign Exchange Contracts (e)	(35,872)	—	—	(35,872)
	$(35,872)	$(10,144)	$(2,366)	$(48,382)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(d)	Includes cumulative depreciation of swap contracts and futures as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(e)	Unrealized depreciation on forward foreign currency contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2017 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (f)	$—	$(116,392)	$(316,318)	$(432,710)
Foreign Exchange Contracts (g)	17,199	—	—	17,199
	$17,199	$(116,392)	$(316,318)	$(415,511)

Each of the above derivatives is located in the following Statement of Operations accounts:

(f)	Net realized gain (loss) on swap contracts and futures, respectively

(g)	Net realized gain (loss) from forward foreign currency contracts

Deutsche Variable Series II — Deutsche Government & Agency Securities VIP	|	19

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (h)	$—	$148,395	$25,841	$174,236
Foreign Exchange Contracts (i)	18,968	—	—	18,968
	$18,968	$148,395	$25,841	$193,204

Each of the above derivatives is located in the following Statement of Operations accounts:

(h)	Change in net unrealized appreciation (depreciation) from swap contracts and futures, respectively

(i)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts

As of December 31, 2017, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Canadian Imperial Bank of Commerce	$6,057	$—	$—	$6,057
Citigroup, Inc.	18,383	(16,912)	—	1,471
Danske Bank AS	7,696	—	—	7,696
Goldman Sachs & Co.	480	—	—	480
JPMorgan Chase Securities, Inc.	27,459	(13,290)	—	14,169
	$60,075	$(30,202)	$—	$29,873

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Citigroup, Inc.	$16,912	$(16,912)	$—	$—
HSBC Holdings PLC	5,670	—	—	5,670
JPMorgan Chase Securities, Inc.	13,290	(13,290)	—	—
	$35,872	$(30,202)	$—	$5,670

C. Purchases and Sales of Securities

During the year ended December 31, 2017, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $354,519,795 and $361,479,195, respectively. Purchases and sales of U.S. Treasury securities aggregated $8,167,615 and $7,686,425, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

20	|	Deutsche Variable Series II — Deutsche Government & Agency Securities VIP

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.450%
Next $750 million	.430%
Next $1.5 billion	.410%
Next $2.5 billion	.400%
Next $2.5 billion	.380%
Next $2.5 billion	.360%
Next $2.5 billion	.340%
Over $12.5 billion	.320%

Accordingly, for the year ended December 31, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.45% of the Fund’s average daily net assets.

For the period from January 1, 2017 through April 30, 2017, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.58%
Class B	.93%

For the period from May 1, 2017 through September 30, 2017, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.65%
Class B	1.00%

Effective October 1, 2017 through September 30, 2018, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.56%
Class B	.91%

For the year ended December 31, 2017, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$121,210
Class B	5,513
$126,723

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2017, the Administration Fee was $48,976, of which $3,579 is unpaid.

Service Provider Fees. Deutsche AM Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2017, the amounts charged to the Fund by DSC were as follows:

Deutsche Variable Series II — Deutsche Government & Agency Securities VIP	|	21

	Total Aggregated	Unpaid at December 31, 2017
Class A	$251	$63
Class B	51	13
	$302	$76

Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, Deutsche AM Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2017, the Distribution Service Fee aggregated $5,337, of which $392 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $12,999, of which $5,907 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2017, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $6.

E. Ownership of the Fund

At December 31, 2017, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 48% and 37%. One participating insurance company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 94%.

F. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

At December 31, 2017, the Fund had a $1,050,000 outstanding loan. Interest expense incurred on the borrowings was $510 for the period ended December 31, 2017. The average dollar amount of the borrowings was $503,846 the weighted average interest rate on these borrowings was 2.84%, and the Fund had a loan outstanding for thirteen days throughout the period. The borrowings were valued at cost, which approximates fair value.

G. Payments by Affiliates

During the year ended December 31, 2017, the Advisor agreed to reimburse the Fund $480 for losses incurred on trades executed incorrectly. The amount reimbursed was less than .01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.

22	|	Deutsche Variable Series II — Deutsche Government & Agency Securities VIP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and Shareholders of Deutsche Government & Agency Securities VIP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Deutsche Government & Agency Securities VIP (the “Fund”) (one of the funds constituting the Deutsche Variable Series II ) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the Deutsche Variable Series II) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.

Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Deutsche family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 15, 2018

Deutsche Variable Series II — Deutsche Government & Agency Securities VIP	|	23

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2017 to December 31, 2017).

The tables illustrate your Fund’s expenses in two ways:

–	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2017

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/17	$1,000.00	$1,000.00
Ending Account Value 12/31/17	$1,004.50	$1,002.70
Expenses Paid per $1,000*	$3.08	$4.85

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/17	$1,000.00	$1,000.00
Ending Account Value 12/31/17	$1,022.13	$1,020.37
Expenses Paid per $1,000*	$3.11	$4.89

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series II — Deutsche Government & Agency Securities VIP	.61%	.96%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

24	|	Deutsche Variable Series II — Deutsche Government & Agency Securities VIP

Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on “proxy voting” at the bottom of the page) — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche Variable Series II — Deutsche Government & Agency Securities VIP	|	25

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche Government & Agency Securities VIP’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2017.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

26	|	Deutsche Variable Series II — Deutsche Government & Agency Securities VIP

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 3rd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2016.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and

Deutsche Variable Series II — Deutsche Government & Agency Securities VIP	|	27

services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

28	|	Deutsche Variable Series II — Deutsche Government & Agency Securities VIP

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	89	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	92	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	89	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	89	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	89	—

Deutsche Variable Series II — Deutsche Government & Agency Securities VIP	|	29

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	89	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	89	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	89	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	89	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	89	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	89	—

30	|	Deutsche Variable Series II — Deutsche Government & Agency Securities VIP

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management; formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); Director, Deutsche AM Service Company (since 2017); Director and President, DB Investment Managers, Inc. (since 2017); formerly: Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly: Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] Deutsche Asset Management
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

[1]	The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche Variable Series II — Deutsche Government & Agency Securities VIP	|	31

VS2GAS-2 (R-025831-7 2/18)

December 31, 2017

Annual Report

Deutsche Variable Series II

Deutsche Government Money Market VIP

Contents

3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
9	Statement of Assets and Liabilities
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Financial Highlights
12	Notes to Financial Statements
15	Report of Independent Registered Public Accounting Firm
16	Information About Your Fund’s Expenses
17	Tax Information
17	Other Information
18	Advisory Agreement Board Considerations and Fee Evaluation
21	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the Fund’s $1.00 share price. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the Fund may have a significant adverse effect on the share price of the Fund. Please read the prospectus for specific details regarding the Fund’s risk profile.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche Variable Series II — Deutsche Government Money Market VIP

Performance Summary	December 31, 2017 (Unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

7-Day Current Yield
December 31, 2017	.83%
December 31, 2016	.04%*

*	The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements, the 7-day current yield would have been lower.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the Fund over a 7-day period expressed as an annual percentage rate of the Fund’s shares outstanding.

Deutsche Variable Series II — Deutsche Government Money Market VIP	|	3

Management Summary	December 31, 2017 (Unaudited)

During the 12-month period ended December 31, 2017, the Fund provided a total return of 0.45% (Class A shares, unadjusted for contract charges). All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.

Over the past 12 months ended December 31, 2017, short-term rates moved up based on a growing U.S. economy and evolving U.S. Federal Reserve Board (the Fed) statements and actions. Following a tumultuous election season in 2016, the first quarter of 2017 saw continued market improvements in anticipation of economically friendly fiscal policy initiatives from the incoming administration. While these policy expectations were eventually tempered, equity markets continued to climb, and hawkish statements from the Fed had investors pricing in a more aggressive Fed rate policy in 2017. Though the Fed did raise short-term rates at its March meeting, the accompanying statement was more restrained in tone, and short-term rate expectations moderated. Despite softening inflation data in the second quarter, a strong U.S. labor market prompted the Fed to raise short-term rates again in June, keeping its forward rate forecast unchanged and stating that the central bank would soon begin to unwind its significant holdings in Treasury and mortgage securities. By the end of the summer, the money market yield curve had flattened in reaction to political uncertainty in Washington, D.C. and the lack of any sign of an uptick in U.S. inflation. As we moved into the fourth quarter, concerns were expressed regarding the expiration of the government’s debt ceiling, with accompanying volatility in rates in October, but Congress was able to keep the government operating with a short-term agreement with the administration. This cleared the way for the market to increase its projection for economic growth in 2018. The economy continued to perform well, with unemployment at 4.1%. Yields moved higher in reaction to the Fed’s December rate hike, its third such move in 2017.

We were able to maintain what we believe to be a competitive yield for the Fund during the annual period ended December 31, 2017. The Fund held a large percentage of portfolio assets in agency and Treasury floating-rate securities linked to LIBOR to take advantage of an incremental rise in those rates. At the same time, the Fund invested in overnight agency repurchase agreements for liquidity and looked for yield opportunities from three- to six-month agency and Treasury securities.

In 2018, a number of factors could combine to push short-term rates higher. First, under the new federal tax law approved late last year, we may see some repatriation of corporate assets back to the United States, which could cause a decline in demand for money market instruments and push rates higher in response. Second, a tightening U.S. labor market could cause inflation to reawaken to some degree, and thus exert additional upward pressure on rates. Our current forecast is for two to three short-term rate hikes by the Fed in 2018. However, some analysts believe that Jerome Powell’s assumption of the Fed Chairmanship in March may tilt the U.S. central bank into a more hawkish stance regarding the normalization of short-term rates.

A group of investment professionals is responsible for the day-to-day management of the Fund. These investment professionals have a broad range of experience managing money market funds.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4	|	Deutsche Variable Series II — Deutsche Government Money Market VIP

Terms to Know

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Floating-rate securities are debt instruments with floating-rate coupons that generally reset every 30 to 90 days. While floating-rate securities are senior to equity and fixed-income securities, there is no guaranteed return of principal in case of default. Floating-rate issues often have less interest-rate risk than other fixed-income investments. Floating-rate securities are most often secured assets, generally senior to a company’s secured debt, and can be transferred to debt holders, resulting in potential downside risk.

LIBOR, or the London Interbank Offered Rate, is a widely used benchmark for short-term taxable interest rates.

A repurchase agreement, or “overnight repo,” is an agreement between a seller and a buyer, usually of government securities, where the seller agrees to repurchase the securities at a given price and usually at a stated time. Repos are widely used money market instruments that serve as an interest-bearing, short-term “parking place” for large sums of money.

Deutsche Variable Series II — Deutsche Government Money Market VIP	|	5

Portfolio Summary	December 31, 2017 (Unaudited)

Asset Allocation (As a % of Investment Portfolio)	12/31/17	12/31/16
Government & Agency Obligations	76%	58%
Repurchase Agreements	24%	42%
	100%	100%

Weighted Average Maturity	12/31/17	12/31/16
Deutsche Variable Series II — Deutsche Government Money Market VIP	26 days	29 days
Government & Agency Retail Money Fund Average*	30 days	36 days

*	The Fund is compared to its respective iMoneyNet Category: Government & Agency Retail Money Fund Average — Category includes the most broadly based of the government retail funds. These funds may invest in U.S. Treasury securities, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Weighted average maturity, also known as effective maturity, is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 7.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC’s Web site at sec.gov, and they may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund’s current prospectus for more information.

6	|	Deutsche Variable Series II — Deutsche Government Money Market VIP

Investment Portfolio	December 31, 2017

	Principal Amount ($)	Value ($)
Government & Agency Obligations 76.0%
U.S. Government Sponsored Agencies 51.1%
Federal Farm Credit Bank:
1-month LIBOR minus 0.180%, 1.192%*, 3/2/2018	1,000,000	1,000,000
1-month LIBOR minus 0.065%, 1.436%*, 7/20/2018	1,200,000	1,200,000
1-month LIBOR minus 0.115%, 1.437%*, 7/23/2018	1,500,000	1,499,965
1-month LIBOR minus 0.130%, 1.439%*, 4/29/2019	3,500,000	3,500,000
1-month LIBOR minus 0.095%, 1.44%*, 7/25/2019	1,000,000	999,980
1-month LIBOR plus 0.040%, 1.472%*, 1/10/2019	500,000	500,362
3-month Treasury Money Market Yield plus 0.280%, 1.73%*, 11/13/2018	1,500,000	1,500,000
Federal Home Loan Bank:
3-month LIBOR minus 0.380%, 1.023%*, 2/9/2018	2,000,000	2,000,000
1.156%**, 1/31/2018	1,000,000	999,050
1-month LIBOR minus 0.170%, 1.191%*, 2/1/2018	4,500,000	4,500,000
1-month LIBOR minus 0.180%, 1.192%*, 2/2/2018	1,500,000	1,500,000
1-month LIBOR minus 0.160%, 1.247%*, 2/8/2018	1,000,000	999,994
3-month LIBOR minus 0.150%, 1.269%*, 2/16/2018	1,750,000	1,749,955
1-month LIBOR minus 0.080%, 1.292%*, 2/4/2019	800,000	800,000
1-month LIBOR minus 0.190%, 1.301%*, 2/16/2018	2,750,000	2,749,956
3-month LIBOR minus 0.160%, 1.302%*, 2/26/2018	1,000,000	1,000,064
1.305%**, 2/2/2018	1,000,000	998,856
1-month LIBOR minus 0.160%, 1.317%*, 5/15/2018	600,000	600,000
1.318%**, 3/5/2018	500,000	498,863
3-month LIBOR minus 0.160%, 1.321%*, 5/30/2018	1,000,000	1,000,000
1-month LIBOR minus 0.110%, 1.322%*, 10/11/2018	3,500,000	3,501,048
1-month LIBOR minus 0.145%, 1.332%*, 8/15/2018	600,000	600,000
1-month LIBOR minus 0.160%, 1.335%*, 7/19/2018	1,500,000	1,500,000
1-month LIBOR minus 0.150%, 1.341%*, 7/16/2018	2,000,000	2,000,000
1-month LIBOR minus 0.135%, 1.356%*, 5/17/2018	2,500,000	2,500,000
1.375%, 3/9/2018	1,185,000	1,185,382
1-month LIBOR minus 0.125%, 1.376%*, 8/20/2018	2,000,000	2,000,000
1-month LIBOR minus 0.025%, 1.382%*, 3/8/2018	750,000	750,000
1-month LIBOR minus 0.165%, 1.387%*, 1/23/2018	1,000,000	1,000,000
1.489%**, 6/8/2018	500,000	496,776
Federal Home Loan Mortgage Corp.:
1.095%**, 2/6/2018	1,200,000	1,198,704

	Principal Amount ($)	Value ($)
3-month LIBOR minus 0.250%, 1.1%*, 10/10/2018	1,000,000	1,000,000
1.125%**, 2/20/2018	1,500,000	1,497,687
3-month LIBOR minus 0.280%, 1.13%*, 8/10/2018	500,000	500,000
1.186%**, 3/14/2018	1,000,000	997,660
3-month LIBOR minus 0.200%, 1.246%*, 2/22/2018	1,000,000	1,000,000
1-month LIBOR minus 0.170%, 1.302%*, 6/14/2018	1,000,000	1,000,000
1-month LIBOR minus 0.080%, 1.392%*, 2/14/2019	2,000,000	2,000,000
Federal National Mortgage Association:
1.308%**, 3/22/2018	1,000,000	997,133
3-month LIBOR minus 0.030%, 1.326%*, 1/11/2018	1,500,000	1,500,131

		56,821,566

U.S. Treasury Obligations 24.9%
U.S. Treasury Bills:
Zero Coupon**, 4/5/2018	650,000	647,657
Zero Coupon**, 4/5/2018	650,000	647,655
1.118%**, 2/22/2018	2,000,000	1,996,814
1.151%**, 3/8/2018	2,500,000	2,494,798
1.156%**, 3/15/2018	1,000,000	997,415
1.291%**, 3/22/2018	750,000	747,874
1.293%**, 3/15/2018	1,000,000	997,688
1.293%**, 3/15/2018	1,000,000	997,415
1.294%**, 3/22/2018	2,250,000	2,243,623
1.305%**, 3/8/2018	2,000,000	1,995,281
3.022%**, 5/31/2018	1,200,000	1,192,692
U.S. Treasury Floating Rate Notes:
3-month Treasury Money Market Yield plus 0.070%, 1.52%*, 4/30/2019	1,000,000	1,000,249
3-month Treasury Money Market Yield plus 0.170%, 1.62%*, 10/31/2018	2,050,000	2,053,803
3-month Treasury Money Market Yield plus 0.190%, 1.64%*, 4/30/2018	3,225,000	3,225,663
3-month Treasury Money Market Yield plus 0.272%, 1.722%*, 1/31/2018	6,500,000	6,501,080

		27,739,707
Total Government & Agency Obligations (Cost $84,561,273)		84,561,273

Repurchase Agreements 24.0%
Wells Fargo Bank, 1.41%, dated 12/29/2017, to be repurchased at $26,650,175 on 1/2/2018(a) (Cost $26,646,000)	26,646,000	26,646,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $111,207,273)	100.0	111,207,273
Other Assets and Liabilities, Net	0.0	12,689
Net Assets	100.0	111,219,962

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series II — Deutsche Government Money Market VIP	|	7

*	Floating rate security. These securities are shown at their current rate as of December 31, 2017.

**	Annualized yield at time of purchase; not a coupon rate.

(a)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
21,021,823	Federal Home Loan Mortgage Corp.	3.0-4.0	12/1/2032-11/1/2047	21,821,638
5,211,755	Federal National Mortgage Association	3.0-3.5	12/1/2032-11/1/2047	5,357,282
Total Collateral Value				27,178,920

LIBOR: London Interbank Offered Rate

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities (b)	$—	$84,561,273	$—	$84,561,273
Repurchase Agreement	—	26,646,000	—	26,646,000
Total	$—	$111,207,273	$—	$111,207,273

There have been no transfers between fair value measurement levels during the year ended December 31, 2017.

(b)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche Variable Series II — Deutsche Government Money Market VIP

Statement of Assets and Liabilities

As of December 31, 2017

Assets
Investments in securities, valued at amortized cost	$84,561,273
Repurchased agreement, valued at amortized cost	26,646,000
Cash	729
Receivable for investments sold	1,292,303
Receivable for Fund shares sold	167,590
Interest receivable	85,375
Other assets	2,229
Total assets	112,755,499

Liabilities
Payable for investments purchased	1,295,312
Payable for Fund shares redeemed	38,476
Distributions payable	35,080
Accrued management fee	22,112
Accrued Trustees’ fees	2,709
Other accrued expenses and payables	141,848
Total liabilities	1,535,537
Net assets, at value	$111,219,962

Net Assets Consist of
Undistributed net investment income	14,912
Accumulated net realized gain (loss)	53
Paid-in capital	111,204,997
Net assets, at value	$111,219,962
Class A Net Asset Value
Net asset value, offering and redemption price per share ($111,219,962 ÷ 111,288,713 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00

     Statement of Operations

For the year ended December 31, 2017

Investment Income
Income:
Interest	$1,131,133
Expenses:
Management fee	284,839
Administration fee	121,208
Services to shareholders	2,878
Custodian fee	9,259
Professional fees	55,902
Reports to shareholders	94,217
Trustees’ fees and expenses	8,430
Other	6,574
Total expenses	583,307
Net investment income	547,826

Net realized gain (loss) from investments	53
Net increase (decrease) in net assets resulting from operations	$547,879

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series II — Deutsche Government Money Market VIP	|	9

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2017	2016
Operations:
Net investment income (loss)	$547,826	$63,700
Net realized gain (loss)	53	14,243
Net increase (decrease) in net assets resulting from operations	547,879	77,943
Distributions to shareholders from:
Net investment income
Class A	(547,829)	(63,706)
Fund share transactions:
Class A
Proceeds from shares sold	111,220,770	122,352,015
Reinvestment of distributions	514,778	62,278
Cost of shares redeemed	(122,921,320)	(134,243,063)
Net increase (decrease) in net assets from Class A share transactions	(11,185,772)	(11,828,770)
Increase (decrease) in net assets	(11,185,722)	(11,814,533)
Net assets at beginning of period	122,405,684	134,220,217
Net assets at end of year (including undistributed net investment income of $14,912 and $ 14,915, respectively)	$111,219,962	$122,405,684

Other Information
Class A
Shares outstanding at beginning of period	122,474,485	134,303,255
Shares sold	111,220,770	122,352,015
Shares issued to shareholders in reinvestment of distributions	514,778	62,278
Shares redeemed	(122,921,320)	(134,243,063)
Net increase (decrease) in Class A shares	(11,185,772)	(11,828,770)
Shares outstanding at end of period	111,288,713	122,474,485

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche Variable Series II — Deutsche Government Money Market VIP

Financial Highlights

			Years Ended December 31,
Class A	2017		2016		2015		2014		2013

Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from investment operations:
Net investment income	.005	*	.001	[b]	.000	*	.000	*	.000	*
Net realized gain (loss)	.000	*	.000	*	(.000	)*	.000	*	.000	*
Total from investment operations	.005	*	.001		.000	*	.000	*	.000	*
Less distributions from:
Net investment income	(.005	)*	(.001)		(.000	)*	(.000	)*	(.000	)*
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return (%)	.45		.05	[a,b]	.01	[a]	.01	[a]	.01	[a]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	111		122		134		177		174
Ratio of expenses before expense reductions (%)[c]	.48		.51		.49		.49		.49
Ratio of expenses after expense reductions (%)[c]	.48		.44		.25		.18		.20
Ratio of net investment income (%)	.45		.05	[b]	.01		.01		.01

a	Total return would have been lower had certain expenses not been reduced.

[b]	Includes a non-recurring payment for overbilling of prior years’ custodian out-of-pocket fees. Excluding this payment, net investment income per share, total return, and ratio of net investment income to average net assets would have been reduced by $0.0004, 0.04%, and 0.04%, respectively.

[c]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Amount is less than $.0005.

Deutsche Variable Series II — Deutsche Government Money Market VIP	|	11

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Government Money Market VIP (the “Fund”) is a diversified series of Deutsche Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Repurchase Agreements. The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank or another designated sub-custodian holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund’s claim on the collateral may be subject to legal proceedings.

As of December 31, 2017 the Fund held repurchase agreements with a gross value of $26,646,000. The value of the related collateral exceeded the value of the repurchase agreements at period end. The detail of the related collateral is included in the footnotes following the Fund’s Investment Portfolio.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

From November 1, 2017 through December 31, 2017, the Fund elects to defer qualified late year losses of $53 of net short-term realized capital losses and treat them as arising in the fiscal year ending December 31, 2018.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2017 and has determined that no positions for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

12	|	Deutsche Variable Series II — Deutsche Government Money Market VIP

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book to tax differences for the Fund.

At December 31, 2017, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$14,912

At December 31, 2017, the aggregate cost of investments for federal income tax purposes was $111,207,273.

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2017	2016
Distributions from ordinary income	$547,829	$63,706

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays the Advisor a monthly management fee based on its average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million	.235%
Next $500 million	.220%
Next $1.0 billion	.205%
Over $2.0 billion	.190%

For the period from January 1, 2017 through September 30, 2018, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.51%.

Accordingly, for the year ended December 31, 2017 the fee pursuant to the Investment Management Agreement aggregated $284,839, of which $22,112 is unpaid, resulting in an annual effective rate of 0.235% of the Fund’s average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2017 the Administration Fee was $121,208, of which $9,409 is unpaid.

Service Provider Fees. Deutsche AM Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the

Deutsche Variable Series II — Deutsche Government Money Market VIP	|	13

shareholder servicing fee it receives from the Fund. For the year ended December 31, 2017 the amounts charged to the Fund by DSC aggregated $2,613, of which $609 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2017 the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $8,734, of which $4,009 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

C. Ownership of the Fund

At December 31, 2017 three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 47%, 20% and 16%.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate, plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2017.

14	|	Deutsche Variable Series II — Deutsche Government Money Market VIP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and the Shareholders of Deutsche Government Money Market VIP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Deutsche Government Money Market VIP (the “Fund”) (one of the funds constituting the Deutsche Variable Series II) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the Deutsche Variable Series II) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.

Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Deutsche family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 15, 2018

Deutsche Variable Series II — Deutsche Government Money Market VIP	|	15

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2017 to December 31, 2017).

The tables illustrate your Fund’s expenses in two ways:

–	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months December 31, 2017

Actual Fund Return	Class A
Beginning Account Value 7/1/17	$1,000.00
Ending Account Value 12/31/17	$1,003.20
Expenses Paid per $1,000*	$2.42

Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/17	$1,000.00
Ending Account Value 12/31/17	$1,022.79
Expenses Paid per $1,000*	$2.45

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche Variable Series II — Deutsche Government Money Market VIP	.48%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

16	|	Deutsche Variable Series II — Deutsche Government Money Market VIP

Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Other Information

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on “proxy voting” at the bottom of the page) — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche Variable Series II — Deutsche Government Money Market VIP	|	17

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche Government Money Market VIP’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2017.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled using information supplied by iMoneyNet, an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-

18	|	Deutsche Variable Series II — Deutsche Government Money Market VIP

and three-year periods ended December 31, 2016, the Fund’s gross performance (Class A shares) was in the 1st quartile of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board considered that the Fund’s management fee was reduced by 0.05% at all breakpoint levels in connection with the restructuring of the Fund into a government money market fund in 2016. The Board noted that the Fund’s Class A shares total (net) operating expenses were higher than the median (4th quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board noted the expense limitation agreed to by DIMA. The Board also noted the voluntary fee waivers implemented by DIMA to ensure the Fund maintained a positive yield. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Deutsche Variable Series II — Deutsche Government Money Market VIP	|	19

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

20	|	Deutsche Variable Series II — Deutsche Government Money Market VIP

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	89	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	92	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	89	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	89	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	89	—

Deutsche Variable Series II — Deutsche Government Money Market VIP	|	21

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	89	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	89	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	89	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	89	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	89	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	89	—

22	|	Deutsche Variable Series II — Deutsche Government Money Market VIP

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management; formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); Director, Deutsche AM Service Company (since 2017); Director and President, DB Investment Managers, Inc. (since 2017); formerly: Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly: Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] Deutsche Asset Management
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

[1]	The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche Variable Series II — Deutsche Government Money Market VIP	|	23

VS2GMM-2 (R-025834-7 2/18)

December 31, 2017

Annual Report

Deutsche Variable Series II

Deutsche High Income VIP

Contents

3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
14	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
25	Report of Independent Registered Public Accounting Firm
26	Information About Your Fund’s Expenses
27	Tax Information
27	Proxy Voting
28	Advisory Agreement Board Considerations and Fee Evaluation
31	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche Variable Series II — Deutsche High Income VIP

Performance Summary	December 31, 2017 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2017 are 0.80% and 1.21% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in Deutsche High Income VIP

ICE BofA Merrill Lynch US High Yield Master II Constrained Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

Deutsche High Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,751	$11,595	$12,697	$18,390
	Average annual total return	7.51%	5.06%	4.89%	6.28%
ICE BofA Merrill Lynch US High Yield Master II Constrained Index	Growth of $10,000	$10,748	$12,046	$13,263	$21,501
	Average annual total return	7.48%	6.40%	5.81%	7.96%

Deutsche High Income VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,721	$11,482	$12,487	$17,860
	Average annual total return	7.21%	4.72%	4.54%	5.97%
ICE BofA Merrill Lynch US High Yield Master II Constrained Index	Growth of $10,000	$10,748	$12,046	$13,263	$21,501
	Average annual total return	7.48%	6.40%	5.81%	7.96%

The growth of $10,000 is cumulative.

Deutsche Variable Series II — Deutsche High Income VIP	|	3

Management Summary	December 31, 2017 (Unaudited)

High-yield bonds gained 7.48% in 2017 — based on the performance of the ICE BofA Merrill Lynch US High Yield Master II Constrained Index — as the combination of synchronized global economic expansion, a continuation of accommodative central bank policies, and a further recovery in commodity prices were all broadly supportive of the high-yield market. The Fund produced a strong absolute return of 7.51% (Class A shares, unadjusted for contract charges), and finished slightly ahead the benchmark.

We continued to look for security-specific opportunities where the yields provided favorable compensation for the underlying risks. Although our primary emphasis is on bottom-up credit research and individual issue selection, the Fund’s broader allocations can also have an impact on performance. During the past year, for instance, an overweight positions in the mining and chemicals industries contributed positively. However, underweights in the banking and oil field services industries detracted. From a ratings perspective, an underweight in lower-rated issues — including those rated CCC and below — detracted.

At the individual security level, the metals and mining company Teck Resources Ltd. was among the leading contributors to fund performance. The bonds were supported by a recovery in commodity prices, the company’s successful debt-reduction initiative, and an upgrade to its credit rating. NRG Energy, Inc., a power generation firm, was an additional outperformer as its management cut costs and used asset sales to reduce debt, improve efficiency and cut ties to underperforming businesses. The bonds of the pharmaceutical development and distribution company Valeant Pharmaceuticals International, Inc. made a strong contribution as well. Following a change in senior management, Valeant stabilized its business lines and used the proceeds from asset sales to repay debt and reduce leverage.

The Fund’s positioning in the bonds of satellite services provider Intelsat Jackson Holdings SA detracted from results. The company took a number of steps to improve its financial condition, including refinancing its near-term debt maturities. However, the prices the company’s secured bonds — where the Fund had the largest position — did not improve as strongly as the company’s unsecured notes, where the Fund was underweight. The wireline telecommunications services provider Frontier Communications Corp. was another notable detractor. The bonds traded weaker during the year as Frontier had higher-than-anticipated subscriber losses and diminished cash flows, which subsequently caused the rating agencies to downgrade its debt. An underweight position in Tenet Healthcare Corp., an owner and operator of hospitals and long-term care facilities, hurt performance. The debt traded stronger as the company improved its financial results and concerns about disruptive changes to the Affordable Care Act began to fade.

The Fund employed derivatives to hedge its modest euro exposure back into U.S. dollars, which detracted given the rally in the European currency. We also used credit default swaps (“CDS”) to gain exposure to an individual issuer. The CDS rose in value, slightly benefiting performance, and we have since closed the position. While we use derivatives periodically for specific purposes, they are not a core aspect of our strategy.

We retain a favorable view on the high-yield market. We consider forecasts for continuing global economic growth, combined with the consistent and measured shift away from an accommodative stance by the major central banks, as being supportive for the asset class. The use of new-issuance proceeds continues to be dominated by refinancing, which has reduced concerns about near-term maturities for high-yield issuers and contributed to decreasing default expectations. Recent economic data has been largely upbeat, which has been a further positive for the default outlook. Not least, we believe absolute yields could remain attractive enough to fuel continued investor demand. Potential disruptions to this outlook include the possibility of faster-than-expected U.S. Federal Reserve tightening and lingering geopolitical/macroeconomic issues. Additionally, we are concerned about the risk that increased issuance of lower-quality debt could lead to a meaningful market disruption once the cycle turns and credit conditions tighten. With this as the backdrop, we continued to use our bottom-up, research-based approach to identify securities that we believe offer the best risk-adjusted relative values.

Gary Russell, CFA, Managing Director

Thomas R. Bouchard, Director

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4	|	Deutsche Variable Series II — Deutsche High Income VIP

Terms to Know

The ICE BofA Merrill Lynch US High Yield Master II Constrained Index tracks the performance of U.S. dollar-denominated below-investment-grade corporate debt publicly issued in the U.S. domestic market.

Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Overweight means a fund holds a higher weighting in a given sector or individual security compared with its benchmark index; underweight means a fund holds a lower weighting.

Contribution and detraction incorporate both an investment’s total return and its weighting in the fund.

Derivatives are contracts whose values can be based on a variety of instruments, including indices, currencies or securities. They can be utilized for a variety of reasons, including for hedging purposes, for risk management; for non-hedging purposes to seek to enhance potential gains, or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

A swap is an exchange of cash flows that are dependent on the price of an underlying commodity.

Deutsche Variable Series II — Deutsche High Income VIP	|	5

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/17	12/31/16
Corporate Bonds	93%	93%
Cash Equivalents	4%	5%
Convertible Bond	3%	1%
Common Stocks	0%	0%
Warrant	0%	0%
Government & Agency Obligations	—	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/17	12/31/16
Consumer Discretionary	23%	27%
Energy	23%	18%
Materials	18%	16%
Telecommunication Services	10%	13%
Health Care	7%	6%
Industrials	7%	7%
Utilities	4%	4%
Information Technology	3%	3%
Consumer Staples	2%	2%
Real Estate	2%	2%
Financials	1%	2%
	100%	100%

Quality (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/17	12/31/16
AAA	—	1%
BBB	5%	9%
BB	54%	57%
B	34%	30%
CCC	3%	3%
Not Rated	4%	0%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 7.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund’s current prospectus for more information.

6	|	Deutsche Variable Series II — Deutsche High Income VIP

Investment Portfolio	December 31, 2017

	Principal Amount ($)(a)		Value ($)
Corporate Bonds 91.7%
Consumer Discretionary 21.7%
1011778 B.C. Unlimited Liability Co.:
144A, 4.25%, 5/15/2024		135,000	134,663
144A, 5.0%, 10/15/2025		190,000	191,425
Adient Global Holdings Ltd.:
REG S, 3.5%, 8/15/2024	EUR	285,000	364,889
144A, 4.875%, 8/15/2026		340,000	349,350
Ally Financial, Inc., 5.75%, 11/20/2025 (b)		110,000	119,900
Altice Financing SA, 144A, 7.5%, 5/15/2026		570,000	607,050
Altice U.S. Finance I Corp., 144A, 5.5%, 5/15/2026		175,000	178,281
American Axle & Manufacturing, Inc.:
144A, 6.25%, 4/1/2025 (b)		110,000	115,775
144A, 6.5%, 4/1/2027 (b)		100,000	105,875
Asbury Automotive Group, Inc., 6.0%, 12/15/2024		320,000	333,184
Ashton Woods U.S.A. LLC, 144A, 6.75%, 8/1/2025		325,000	324,594
Boyd Gaming Corp., 6.875%, 5/15/2023		100,000	106,000
CalAtlantic Group, Inc., 5.0%, 6/15/2027		50,000	51,875
Carlson Travel, Inc., 144A, 9.5%, 12/15/2024		400,000	322,000
CCO Holdings LLC:
144A, 5.0%, 2/1/2028		310,000	301,475
144A, 5.125%, 5/1/2027		250,000	246,250
144A, 5.5%, 5/1/2026		210,000	215,250
144A, 5.875%, 4/1/2024		170,000	177,225
144A, 5.875%, 5/1/2027		350,000	360,500
Cequel Communications Holdings I LLC, 144A, 5.125%, 12/15/2021		437,000	438,092
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		180,000	181,350
Series B, 6.5%, 11/15/2022		265,000	268,975
Series A, 7.625%, 3/15/2020		80,000	78,300
CRC Escrow Issuer LLC, 144A, 5.25%, 10/15/2025		230,000	231,725
CSC Holdings LLC:
144A, 5.5%, 4/15/2027		545,000	555,900
144A, 10.125%, 1/15/2023		200,000	225,250
144A, 10.875%, 10/15/2025		230,000	273,700
Cumberland Farms, Inc., 144A, 6.75%, 5/1/2025		48,000	50,880
Dana Financing Luxembourg Sarl:
144A, 5.75%, 4/15/2025		315,000	331,931
144A, 6.5%, 6/1/2026		280,000	303,450
Dana, Inc., 5.5%, 12/15/2024		130,000	137,313
DISH DBS Corp.:
5.875%, 7/15/2022		435,000	437,175
5.875%, 11/15/2024		75,000	73,031
6.75%, 6/1/2021		165,000	173,250
Eldorado Resorts, Inc., 6.0%, 4/1/2025		260,000	271,700

	Principal Amount ($)(a)	Value ($)
Fiat Chrysler Automobiles NV, 5.25%, 4/15/2023	245,000	256,490
Group 1 Automotive, Inc., 5.0%, 6/1/2022	330,000	339,900
HD Supply, Inc., 144A, 5.75%, 4/15/2024	85,000	90,313
Mattel, Inc., 144A, 6.75%, 12/31/2025	105,000	106,412
Mediacom Broadband LLC, 6.375%, 4/1/2023	165,000	169,537
NCL Corp., Ltd., 144A, 4.75%, 12/15/2021	115,000	119,025
Penn National Gaming, Inc., 144A, 5.625%, 1/15/2027	80,000	83,000
Penske Automotive Group, Inc., 5.5%, 5/15/2026	165,000	167,425
PetSmart, Inc., 144A, 5.875%, 6/1/2025	65,000	49,888
Rivers Pittsburgh Borrower LP, 144A, 6.125%, 8/15/2021	50,000	49,625
Scientific Games International, Inc., 144A, 7.0%, 1/1/2022	510,000	537,412
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021	90,000	91,350
SFR Group SA, 144A, 7.375%, 5/1/2026	610,000	626,012
Sonic Automotive, Inc., 6.125%, 3/15/2027	55,000	54,588
Staples, Inc., 144A, 8.5%, 9/15/2025	110,000	101,750
Suburban Propane Partners LP, 5.75%, 3/1/2025	105,000	103,688
Tesla, Inc., 144A, 5.3%, 8/15/2025 (b)	75,000	71,625
Toll Brothers Finance Corp., 4.875%, 3/15/2027	325,000	337,187
TRI Pointe Group, Inc., 5.25%, 6/1/2027	135,000	138,470
UPCB Finance IV Ltd., 144A, 5.375%, 1/15/2025	355,000	357,449
Viking Cruises Ltd., 144A, 5.875%, 9/15/2027	155,000	157,713
Virgin Media Secured Finance PLC:
144A, 5.25%, 1/15/2026	200,000	202,000
144A, 5.5%, 8/15/2026	215,000	220,375
WMG Acquisition Corp., 144A, 5.0%, 8/1/2023	75,000	77,625

		13,146,442

Consumer Staples 2.1%
Chobani LLC, 144A, 7.5%, 4/15/2025	35,000	37,100
FAGE International SA, 144A, 5.625%, 8/15/2026	220,000	212,300
JBS Investments GmbH, 144A, 7.25%, 4/3/2024	296,000	290,820
JBS U.S.A. LUX SA, 144A, 5.75%, 6/15/2025	210,000	202,125
Pilgrim’s Pride Corp.:
144A, 5.75%, 3/15/2025	50,000	51,688
144A, 5.875%, 9/30/2027	150,000	154,500

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series II — Deutsche High Income VIP	|	7

	Principal Amount ($)(a)	Value ($)
Post Holdings, Inc.:
144A, 5.625%, 1/15/2028	40,000	40,212
144A, 5.75%, 3/1/2027	215,000	218,762
Simmons Foods, Inc., 144A, 5.75%, 11/1/2024	100,000	99,375

		1,306,882

Energy 21.6%
Antero Midstream Partners LP, 5.375%, 9/15/2024	125,000	128,750
Antero Resources Corp.:
5.375%, 11/1/2021	180,000	184,500
5.625%, 6/1/2023	45,000	46,800
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022	295,000	307,537
Carrizo Oil & Gas, Inc.:
6.25%, 4/15/2023 (b)	85,000	88,188
8.25%, 7/15/2025	100,000	109,875
Cheniere Corpus Christi Holdings LLC:
5.125%, 6/30/2027	230,000	237,912
5.875%, 3/31/2025	165,000	178,819
7.0%, 6/30/2024	470,000	534,919
Cheniere Energy Partners LP, 144A, 5.25%, 10/1/2025	150,000	152,625
Chesapeake Energy Corp.:
144A, 8.0%, 12/15/2022	174,000	187,703
144A, 8.0%, 1/15/2025	165,000	166,650
144A, 8.0%, 6/15/2027 (b)	315,000	302,400
Continental Resources, Inc.:
3.8%, 6/1/2024	290,000	286,737
144A, 4.375%, 1/15/2028	75,000	74,040
4.5%, 4/15/2023	255,000	260,100
5.0%, 9/15/2022	413,000	419,195
Crestwood Midstream Partners LP:
5.75%, 4/1/2025	125,000	129,063
6.25%, 4/1/2023	290,000	301,368
CrownRock LP, 144A, 5.625%, 10/15/2025	165,000	165,825
Diamondback Energy, Inc., 4.75%, 11/1/2024	125,000	125,469
Endeavor Energy Resources LP:
144A, 5.5%, 1/30/2026	35,000	35,613
144A, 5.75%, 1/30/2028	35,000	35,945
Energy Transfer Equity LP, 5.5%, 6/1/2027	420,000	428,400
Extraction Oil & Gas, Inc., 144A, 7.375%, 5/15/2024	70,000	74,725
Genesis Energy LP:
6.25%, 5/15/2026	215,000	214,194
6.5%, 10/1/2025	305,000	309,575
Gulfport Energy Corp.:
6.0%, 10/15/2024	60,000	60,000
6.375%, 5/15/2025	100,000	100,500
144A, 6.375%, 1/15/2026	150,000	150,375
Hess Infrastructure Partners LP, 144A, 5.625%, 2/15/2026	130,000	134,225
Hilcorp Energy I LP:
144A, 5.0%, 12/1/2024	105,000	103,950
144A, 5.75%, 10/1/2025	245,000	250,512
Holly Energy Partners LP, 144A, 6.0%, 8/1/2024	225,000	234,562

	Principal Amount ($)(a)	Value ($)
Jonah Energy LLC, 144A, 7.25%, 10/15/2025	95,000	95,713
Laredo Petroleum, Inc.:
5.625%, 1/15/2022	70,000	70,700
6.25%, 3/15/2023	215,000	222,589
MEG Energy Corp.:
144A, 6.375%, 1/30/2023	215,000	182,750
144A, 6.5%, 1/15/2025 (b)	234,000	231,075
Murphy Oil Corp., 5.75%, 8/15/2025	110,000	112,475
Murphy Oil U.S.A., Inc., 5.625%, 5/1/2027	65,000	68,263
Nabors Industries, Inc., 5.5%, 1/15/2023 (b)	70,000	67,900
Newfield Exploration Co., 5.375%, 1/1/2026	245,000	259,087
NGPL PipeCo LLC, 144A, 4.875%, 8/15/2027	285,000	295,687
NuStar Logistics LP, 5.625%, 4/28/2027	236,000	240,130
Oasis Petroleum, Inc.:
6.875%, 3/15/2022	145,000	148,806
6.875%, 1/15/2023	60,000	61,350
Parsley Energy LLC:
144A, 5.25%, 8/15/2025	55,000	55,138
144A, 5.375%, 1/15/2025	85,000	85,850
144A, 5.625%, 10/15/2027	120,000	122,700
PDC Energy, Inc., 6.125%, 9/15/2024	150,000	155,250
Peabody Energy Corp.:
144A, 6.0%, 3/31/2022	20,000	20,750
144A, 6.375%, 3/31/2025	175,000	182,000
Precision Drilling Corp., 144A, 7.125%, 1/15/2026	110,000	112,200
QEP Resources, Inc., 5.625%, 3/1/2026	130,000	131,788
Range Resources Corp.:
4.875%, 5/15/2025	125,000	120,625
5.0%, 8/15/2022	255,000	253,725
5.875%, 7/1/2022	140,000	142,800
Seven Generations Energy Ltd., 144A, 5.375%, 9/30/2025	80,000	80,800
Southwestern Energy Co., 7.75%, 10/1/2027	215,000	229,512
Summit Midstream Holdings LLC, 5.75%, 4/15/2025	60,000	60,503
Sunoco LP, 6.375%, 4/1/2023	425,000	447,844
Targa Resources Partners LP:
144A, 5.0%, 1/15/2028	235,000	234,412
5.375%, 2/1/2027	260,000	266,825
TerraForm Power Operating LLC, 144A, 5.0%, 1/31/2028	115,000	113,850
Trinidad Drilling Ltd., 144A, 6.625%, 2/15/2025	50,000	47,500
Weatherford International Ltd.:
4.5%, 4/15/2022 (b)	240,000	217,200
8.25%, 6/15/2023	70,000	70,700
Whiting Petroleum Corp.:
5.0%, 3/15/2019	100,000	102,550
5.75%, 3/15/2021 (b)	285,000	292,481
144A, 6.625%, 1/15/2026	220,000	224,400

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche Variable Series II — Deutsche High Income VIP

	Principal Amount ($)(a)	Value ($)
WildHorse Resource Development Corp., 6.875%, 2/1/2025	50,000	51,125
WPX Energy, Inc.:
5.25%, 9/15/2024	145,000	144,500
6.0%, 1/15/2022	215,000	224,675
7.5%, 8/1/2020	71,000	76,858
8.25%, 8/1/2023	215,000	244,025

		13,090,162

Financials 0.6%
Lincoln Finance Ltd., 144A, 7.375%, 4/15/2021	105,000	109,463
Seminole Tribe of Florida, Inc., 144A, 7.804%, 10/1/2020	170,000	171,700
Tempo Acquisition LLC, 144A, 6.75%, 6/1/2025	75,000	75,750

		356,913

Health Care 6.7%
Avantor, Inc., 144A, 6.0%, 10/1/2024	70,000	69,738
DaVita, Inc.:
5.0%, 5/1/2025	110,000	109,967
5.125%, 7/15/2024	110,000	111,100
Endo Dac, 144A, 6.0%, 7/15/2023	195,000	153,075
HCA, Inc.:
4.5%, 2/15/2027	363,000	364,815
4.75%, 5/1/2023	360,000	370,800
5.25%, 6/15/2026	280,000	296,800
5.875%, 2/15/2026	190,000	200,925
Hologic, Inc., 144A, 5.25%, 7/15/2022	65,000	67,275
LifePoint Health, Inc., 5.5%, 12/1/2021	90,000	91,800
Mallinckrodt International Finance SA, 144A, 5.625%, 10/15/2023	100,000	85,000
Tenet Healthcare Corp., 144A, 5.125%, 5/1/2025	100,000	97,500
Valeant Pharmaceuticals International, Inc.:
144A, 5.375%, 3/15/2020	259,000	259,324
144A, 5.5%, 11/1/2025	85,000	86,487
144A, 5.875%, 5/15/2023	170,000	157,675
144A, 6.125%, 4/15/2025	150,000	137,250
144A, 6.5%, 3/15/2022	105,000	110,250
144A, 7.0%, 3/15/2024	255,000	272,850
144A, 7.5%, 7/15/2021	545,000	554,537
144A, 9.0%, 12/15/2025	375,000	390,825
West Street Merger Sub, Inc., 144A, 6.375%, 9/1/2025	70,000	70,175

		4,058,168

Industrials 6.6%
Bombardier, Inc.:
144A, 5.75%, 3/15/2022	230,000	225,400
144A, 6.0%, 10/15/2022	190,000	186,675
144A, 7.5%, 12/1/2024	85,000	86,275
Booz Allen Hamilton, Inc., 144A, 5.125%, 5/1/2025	25,000	25,063
Covanta Holding Corp.:
5.875%, 3/1/2024	160,000	162,400
5.875%, 7/1/2025	85,000	85,425

	Principal Amount ($)(a)	Value ($)
DAE Funding LLC:
144A, 4.5%, 8/1/2022	8,000	7,860
144A, 5.0%, 8/1/2024	25,000	24,688
GFL Environmental, Inc., 144A, 5.625%, 5/1/2022	85,000	88,188
Itron, Inc., 144A, 5.0%, 1/15/2026	60,000	60,225
Jeld-Wen, Inc.:
144A, 4.625%, 12/15/2025	70,000	70,525
144A, 4.875%, 12/15/2027	105,000	106,050
Masonite International Corp., 144A, 5.625%, 3/15/2023	195,000	203,833
Moog, Inc., 144A, 5.25%, 12/1/2022	120,000	124,200
Novelis Corp.:
144A, 5.875%, 9/30/2026	230,000	234,600
144A, 6.25%, 8/15/2024	140,000	146,650
Oshkosh Corp., 5.375%, 3/1/2025	20,000	21,225
Park Aerospace Holdings Ltd.:
144A, 4.5%, 3/15/2023	310,000	296,050
144A, 5.25%, 8/15/2022	180,000	178,875
144A, 5.5%, 2/15/2024	245,000	243,162
Ply Gem Industries, Inc., 6.5%, 2/1/2022	200,000	206,500
Prime Security Services Borrower LLC, 144A, 9.25%, 5/15/2023	20,000	22,200
RBS Global, Inc., 144A, 4.875%, 12/15/2025	70,000	70,700
Standard Industries, Inc., 144A, 4.75%, 1/15/2028	155,000	155,358
Summit Materials LLC:
144A, 5.125%, 6/1/2025	30,000	30,600
6.125%, 7/15/2023	200,000	208,000
8.5%, 4/15/2022	70,000	77,525
Tennant Co., 144A, 5.625%, 5/1/2025	30,000	31,500
The Brink’s Co., 144A, 4.625%, 10/15/2027	125,000	122,500
United Rentals North America, Inc.:
4.875%, 1/15/2028	310,000	311,550
5.5%, 5/15/2027	40,000	42,100
5.875%, 9/15/2026	8,000	8,560
WESCO Distribution, Inc., 5.375%, 6/15/2024	140,000	143,850

		4,008,312

Information Technology 3.3%
Cardtronics, Inc., 144A, 5.5%, 5/1/2025	95,000	85,738
Change Healthcare Holdings LLC, 144A, 5.75%, 3/1/2025	210,000	210,000
Dell International LLC, 144A, 5.875%, 6/15/2021	110,000	114,125
First Data Corp., 144A, 7.0%, 12/1/2023	380,000	401,850
j2 Cloud Services LLC, 144A, 6.0%, 7/15/2025	125,000	131,562
Match Group, Inc., 144A, 5.0%, 12/15/2027	90,000	91,350
Netflix, Inc.:
4.375%, 11/15/2026	180,000	175,950
5.875%, 2/15/2025	120,000	127,500
Riverbed Technology, Inc., 144A, 8.875%, 3/1/2023	110,000	103,813

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series II — Deutsche High Income VIP	|	9

	Principal Amount ($)(a)	Value ($)
TTM Technologies, Inc., 144A, 5.625%, 10/1/2025	155,000	158,875
Western Digital Corp.:
144A, 7.375%, 4/1/2023	255,000	275,081
10.5%, 4/1/2024	123,000	142,526

		2,018,370

Materials 13.8%
AK Steel Corp.:
6.375%, 10/15/2025	365,000	361,350
7.0%, 3/15/2027	625,000	635,937
7.5%, 7/15/2023	145,000	156,963
Ardagh Packaging Finance PLC:
144A, 6.0%, 2/15/2025	440,000	463,100
144A, 7.25%, 5/15/2024	290,000	315,737
Berry Global, Inc., 5.5%, 5/15/2022	315,000	324,450
BWAY Holding Co., 144A, 5.5%, 4/15/2024	355,000	369,200
Cascades, Inc., 144A, 5.5%, 7/15/2022	26,000	26,715
Chemours Co.:
5.375%, 5/15/2027	115,000	119,025
6.625%, 5/15/2023	190,000	200,925
7.0%, 5/15/2025	60,000	65,100
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025	125,000	125,625
Constellium NV:
144A, 4.625%, 5/15/2021	EUR 150,000	183,530
144A, 5.75%, 5/15/2024	250,000	255,000
144A, 6.625%, 3/1/2025	250,000	263,438
Cornerstone Chemical Co., 144A, 6.75%, 8/15/2024	125,000	124,844
FMG Resources (August 2006) Pty Ltd., 144A, 5.125%, 5/15/2024 (b)	100,000	101,250
Freeport-McMoRan, Inc.:
3.55%, 3/1/2022	120,000	118,650
3.875%, 3/15/2023	115,000	114,425
4.0%, 11/14/2021	180,000	180,000
5.4%, 11/14/2034	160,000	162,800
5.45%, 3/15/2043	65,000	64,919
6.875%, 2/15/2023	145,000	158,050
Hexion, Inc.:
6.625%, 4/15/2020	230,000	206,425
144A, 10.375%, 2/1/2022	40,000	37,225
Hudbay Minerals, Inc.:
144A, 7.25%, 1/15/2023	175,000	185,500
144A, 7.625%, 1/15/2025	50,000	54,750
Kaiser Aluminum Corp., 5.875%, 5/15/2024	145,000	154,063
Mercer International, Inc., 6.5%, 2/1/2024	110,000	116,875
Multi-Color Corp., 144A, 4.875%, 11/1/2025	35,000	35,131
NOVA Chemicals Corp.:
144A, 4.875%, 6/1/2024	365,000	364,087
144A, 5.25%, 6/1/2027	240,000	239,400
Plastipak Holdings, Inc., 144A, 6.25%, 10/15/2025	160,000	163,600
Platform Specialty Products Corp., 144A, 5.875%, 12/1/2025	301,000	298,742

	Principal Amount ($)(a)	Value ($)
Reynolds Group Issuer, Inc.:
144A, 5.125%, 7/15/2023	290,000	300,150
144A, 7.0%, 7/15/2024	35,000	37,450
Sealed Air Corp., 144A, 5.125%, 12/1/2024	40,000	42,800
Teck Resources Ltd.:
6.125%, 10/1/2035	105,000	117,600
6.25%, 7/15/2041	165,000	188,925
Tronox Finance PLC, 144A, 5.75%, 10/1/2025	100,000	102,750
United States Steel Corp.:
6.875%, 8/15/2025	295,000	307,921
144A, 8.375%, 7/1/2021	294,000	319,137
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021	65,000	68,331
144A, 5.625%, 10/1/2024	125,000	134,844

		8,366,739

Real Estate 2.1%
CyrusOne LP:
144A, (REIT), 5.0%, 3/15/2024	90,000	93,375
144A, (REIT), 5.375%, 3/15/2027	200,000	210,000
Howard Hughes Corp., 144A, 5.375%, 3/15/2025	365,000	374,125
Iron Mountain, Inc., 144A, (REIT), 5.25%, 3/15/2028	115,000	114,425
MGM Growth Properties Operating Partnership LP, 144A, (REIT), 4.5%, 1/15/2028	110,000	107,800
MPT Operating Partnership LP:
(REIT), 5.0%, 10/15/2027	145,000	147,719
(REIT), 5.25%, 8/1/2026	35,000	36,225
(REIT), 6.375%, 3/1/2024	170,000	179,775

		1,263,444

Telecommunication Services 9.6%
CenturyLink, Inc.:
Series V, 5.625%, 4/1/2020	180,000	181,350
Series W, 6.75%, 12/1/2023	180,000	176,400
Series Y, 7.5%, 4/1/2024 (b)	270,000	269,325
CommScope Technologies LLC, 144A, 5.0%, 3/15/2027	100,000	100,000
Frontier Communications Corp.:
6.25%, 9/15/2021	465,000	330,150
7.125%, 1/15/2023	440,000	292,600
Hughes Satellite Systems Corp., 7.625%, 6/15/2021	165,000	182,325
Intelsat Jackson Holdings SA:
7.25%, 10/15/2020	215,000	202,100
144A, 8.0%, 2/15/2024	327,000	344,167
144A, 9.75%, 7/15/2025	190,000	182,875
SoftBank Group Corp., REG S, 6.0%, 7/30/2025	230,000	244,246
Sprint Capital Corp.:
6.875%, 11/15/2028	85,000	85,531
8.75%, 3/15/2032	235,000	266,725
Sprint Communications, Inc., 7.0%, 8/15/2020	125,000	132,500
Sprint Corp.:
7.125%, 6/15/2024	885,000	900,487
7.625%, 2/15/2025 (b)	270,000	282,825

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche Variable Series II — Deutsche High Income VIP

	Principal Amount ($)(a)	Value ($)
T-Mobile U.S.A., Inc.:
6.0%, 4/15/2024	324,000	343,440
6.375%, 3/1/2025	362,000	387,340
6.5%, 1/15/2026	10,000	10,913
Telesat Canada, 144A, 8.875%, 11/15/2024	130,000	145,600
ViaSat, Inc., 144A, 5.625%, 9/15/2025	55,000	55,413
Zayo Group LLC:
144A, 5.75%, 1/15/2027	240,000	244,800
6.0%, 4/1/2023	185,000	192,687
6.375%, 5/15/2025	281,000	297,158

		5,850,957

Utilities 3.6%
AmeriGas Partners LP:
5.5%, 5/20/2025	235,000	237,350
5.75%, 5/20/2027	220,000	222,200
Calpine Corp.:
144A, 5.25%, 6/1/2026	90,000	88,201
5.75%, 1/15/2025	45,000	42,525
Dynegy, Inc.:
7.375%, 11/1/2022	195,000	205,725
7.625%, 11/1/2024	75,000	80,437
144A, 8.125%, 1/30/2026	80,000	87,400
NextEra Energy Operating Partners LP, 144A, 4.5%, 9/15/2027	115,000	114,425
NGL Energy Partners LP, 5.125%, 7/15/2019	140,000	142,450
NRG Energy, Inc.:
144A, 5.75%, 1/15/2028	200,000	202,000
6.25%, 7/15/2022	725,000	754,000

		2,176,713
Total Corporate Bonds (Cost $54,824,443)		55,643,102

Convertible Bonds 3.3%
Consumer Discretionary 0.1%
DISH Network Corp., 144A, 2.375%, 3/15/2024	35,000	33,622

Materials 3.2%
GEO Specialty Chemicals, Inc., 3-month USD-LIBOR + 14.0%, 15.709% PIK, 10/18/2025* (c)	1,542,668	1,950,703
Total Convertible Bonds (Cost $1,569,260)		1,984,325

	Shares	Value ($)
Common Stocks 0.1%
Industrials 0.0%
Quad Graphics, Inc.	249	5,628

Materials 0.1%
GEO Specialty Chemicals, Inc.** (c)	144,027	48,623
GEO Specialty Chemicals, Inc. 144A** (c)	2,206	745

		49,368
Total Common Stocks (Cost $292,150)		54,996

Warrant 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029** (c) (Cost $244,286)	1,100	29,732

Securities Lending Collateral 2.8%
Deutsche Government & Agency Securities Portfolio “Deutsche Government Cash Institutional Shares”, 1.21% (d) (e) (Cost $1,697,463)	1,697,463	1,697,463

Cash Equivalents 3.7%
Deutsche Central Cash Management Government Fund, 1.30% (d) (Cost $2,240,926)	2,240,926	2,240,926

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $60,868,528)	101.6	61,650,544
Other Assets and Liabilities, Net	(1.6)	(952,415)
Net Assets	100.0	60,698,129

*	Variable or floating rate security. These securities are shown at their current rate as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions,
**	Non-income producing security.

(a)	Principal amount stated in U.S. dollars unless otherwise noted.

(b)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2017 amounted to $1,634,608, which is 2.7% of net assets.

(c)	Investment was valued using significant unobservable inputs.

(d)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series II — Deutsche High Income VIP	|	11

As of December 31, 2017, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	468,564	USD	556,358	1/31/2018	(6,916)	Bank of America

Currency Abbreviations

EUR	Euro
USD	United States Dollar

For information on the Fund’s policy and additional disclosures regarding forward foreign currency contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (e)
Corporate Bonds	$—	$55,643,102	$—	$55,643,102
Convertible Bond	—	33,622	1,950,703	1,984,325
Common Stocks (e)	5,628	—	49,368	54,996
Warrant	—	—	29,732	29,732
Short-Term Investments (e)	3,938,389	—	—	3,938,389
Total	$3,944,017	$55,676,724	$2,029,803	$61,650,544

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (f)
Forward Foreign Currency Exchange Contracts	$—	$(6,916)	$—	$(6,916)
Total	$—	$(6,916)	$—	$(6,916)

There have been no transfers between fair value measurement levels during the year ended December 31, 2017.

(e)	See Investment Portfolio for additional detailed categorizations.

(f)	Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund’s Level 3 investments for which significant unobservable inputs were used in determining value:

	Convertible Bonds	Common Stocks	Warrant	Total
Balance as of December 31, 2016	$1,459,104	$57,426	$4,994	$1,521,524
Realized gains (loss)	—	—	—	—
Change in unrealized appreciation (depreciation)	367,752	(8,058)	24,738	384,432
Amortization of premium/accretion of discount	7,619	—	—	7,619
Purchases	1,614,966	—	—	1,614,966
(Sales)	(1,498,738)	—	—	(1,498,738)
Transfer into Level 3	—	—	—	—
Transfer (out) of Level 3	—	—	—	—
Balance as of December 31, 2017	$1,950,703	$49,368	$29,732	$2,029,803
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2017	$367,752	$(8,058)	$24,738	$384,432

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche Variable Series II — Deutsche High Income VIP

Quantitative Disclosure About Significant Unobservable Inputs
Asset Class	Fair Value at 12/31/17	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Common Stocks
Materials	$49,368	Market Approach	EV/EBITDA Multiple	6.69%
			Discount to public comparables	20%
			Discount for lack of marketability	20%
Warrant
Materials	$29,732	Black Scholes Option Pricing Model	Implied Volatility of Option	20.62%
			Illiquidity Discount	20%
Convertible Bonds
Materials	$1,950,703	Market Approach	EV/EBITDA Multiple	6.69%
			Discount to public comparables	20%
			Discount for lack of marketability	20%

Qualitative Disclosure About Unobservable Inputs

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund’s equity and convertible bond investments include enterprise value (EV) to earnings before interest, taxes, depreciation and amortization (EBITDA) ratio with a discount for lack of marketability. A significant change in the EV to EBITDA ratio may result in a significant change in the fair value measurement, while a significant change in the discount for lack of marketability is unlikely to result in a materially higher or lower fair value measurement.

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund’s warrants include volatility and discount for lack of marketability. A change in the volatility of the underlying asset as an input to the Black-Scholes model may have a significant change in the fair value measurement. A significant change in the discount for lack of marketability is unlikely to have a material impact to the fair value measurement.

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series II — Deutsche High Income VIP	|	13

Statement of Assets and Liabilities

as of December 31, 2017

Assets
Investments in non-affiliated securities, at value (cost $56,930,139) — including $1,634,608 of securities loaned	$57,712,155
Investment in Deutsche Government & Agency Securities Portfolio (cost $1,697,463)*	1,697,463
Investment in Deutsche Central Cash Management Government Fund (cost $2,240,926)	2,240,926
Cash	10,000
Foreign currency, at value (cost $10,181)	10,161
Receivable for Fund shares sold	3,616
Interest receivable	921,122
Other assets	1,901
Total assets	62,597,344

Liabilities
Payable upon return of securities loaned	1,697,463
Payable for Fund shares redeemed	44,038
Unrealized depreciation on forward foreign currency contracts	6,916
Accrued management fee	22,285
Accrued Trustees’ fees	1,985
Other accrued expenses and payables	126,528
Total liabilities	1,899,215
Net assets, at value	$60,698,129

Net Assets Consist of
Undistributed net investment income	4,654,101
Net unrealized appreciation (depreciation) on:
Investments	782,016
Foreign currency	61
Forward foreign currency contracts	(6,916)
Accumulated net realized gain (loss)	(6,336,893)
Paid-in capital	61,605,760
Net assets, at value	$60,698,129

Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($60,559,310 ÷ 9,527,083 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$6.36
Class B
Net Asset Value, offering and redemption price per share ($138,819 ÷ 21,761 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$6.38

*	Represents collateral on securities loaned.

     Statement of Operations

for the year ended December 31, 2017

Investment Income
Income:
Interest	$5,224,571
Income distributions — Deutsche Central Cash Management Government Fund	44,200
Securities lending income, net of borrower rebates	53,436
Total income	5,322,207
Expenses:
Management fee	466,632
Administration fee	93,326
Services to Shareholders	930
Record keeping fee (Class B)	750
Distribution service fees (Class B)	1,690
Custodian fee	5,067
Professional fees	93,629
Reports to shareholders	29,692
Trustees’ fees and expenses	6,993
Other	35,267
Total expenses before expense reductions	733,976
Expense reductions	(61,676)
Total expenses after expense reductions	672,300
Net investment income	4,649,907

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,367,956
Swap contracts	208,389
Forward foreign currency contracts	(86,685)
Foreign currency	5,356
3,495,016
Change in net unrealized appreciation (depreciation) on:
Investments	(936,036)
Swap contracts	(36,516)
Forward foreign currency contracts	(2,359)
Foreign currency	(510)
(975,421)
Net gain (loss)	2,519,595
Net increase (decrease) in net assets resulting from operations	$7,169,502

The accompanying notes are an integral part of the financial statements.

14	|	Deutsche Variable Series II — Deutsche High Income VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2017	2016
Operations:
Net investment income (loss)	$4,649,907	$5,440,363
Net realized gain (loss)	3,495,016	(3,163,765)
Change in net unrealized appreciation (depreciation)	(975,421)	9,890,493
Net increase (decrease) in net assets resulting from operations	7,169,502	12,167,091
Distributions to shareholders from:
Net investment income:
Class A	(5,780,980)	(6,259,405)
Class B	(94,574)	(122,558)
Total distributions	(5,875,554)	(6,381,963)
Fund share transactions:
Class A
Proceeds from shares sold	12,759,797	15,011,086
Reinvestment of distributions	5,780,980	6,259,405
Cost of shares redeemed	(58,823,711)	(28,525,830)
Net increase (decrease) in net assets from Class A share transactions	(40,282,934)	(7,255,339)
Class B
Proceeds from shares sold	120,675	5,848,785
Reinvestment of distributions	94,574	122,558
Cost of shares redeemed	(1,640,132)	(7,539,910)
Net increase (decrease) in net assets from Class B share transactions	(1,424,883)	(1,568,567)
Increase (decrease) in net assets	(40,413,869)	(3,038,778)
Net assets at beginning of year	101,111,998	104,150,776
Net assets at end of year (including undistributed net investment income of $4,654,101 and $5,781,669, respectively)	$60,698,129	$101,111,998

Other Information
Class A
Shares outstanding at beginning of period	15,845,238	17,025,372
Shares sold	2,017,781	2,525,843
Shares issued to shareholders in reinvestment of distributions	946,151	1,081,072
Shares redeemed	(9,282,087)	(4,787,049)
Net increase (decrease) in Class A shares	(6,318,155)	(1,180,134)
Shares outstanding at end of period	9,527,083	15,845,238
Class B
Shares outstanding at beginning of period	254,095	530,185
Shares sold	18,818	990,197
Shares issued to shareholders in reinvestment of distributions	15,403	21,094
Shares redeemed	(266,555)	(1,287,381)
Net increase (decrease) in Class B shares	(232,334)	(276,090)
Shares outstanding at end of period	21,761	254,095

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series II — Deutsche High Income VIP	|	15

Financial Highlights

	Years Ended December 31,
Class A	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$6.28	$5.93	$6.60	$6.96	$6.93
Income (loss) from investment operations:
Net investment income[a]	.31	.32	.32	.36	.39
Net realized and unrealized gain (loss)	.15	.41	(.58)	(.25)	.14
Total from investment operations	.46	.73	(.26)	.11	.53
Less distributions from:
Net investment income	(.38)	(.38)	(.41)	(.47)	(.50)
Net asset value, end of period	$6.36	$6.28	$5.93	$6.60	$6.96
Total Return (%)[b]	7.51	12.87	(4.44)	1.47	7.91

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	61	100	101	135	165
Ratio of expenses before expense reductions (%)[c]	.78	.80	.75	.75	.73
Ratio of expenses after expense reductions (%)[c]	.72	.72	.72	.73	.72
Ratio of net investment income (%)	4.98	5.38	5.09	5.21	5.69
Portfolio turnover rate (%)	71	77	47	52	58

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

	Years Ended December 31,
Class B	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$6.30	$5.94	$6.63	$6.99	$6.97
Income (loss) from investment operations:
Net investment income[a]	.31	.31	.32	.35	.36
Net realized and unrealized gain (loss)	.13	.41	(.61)	(.26)	.15
Total from investment operations	.44	.72	(.29)	.09	.51
Less distributions from:
Net investment income	(.36)	(.36)	(.40)	(.45)	(.49)
Net asset value, end of period	$6.38	$6.30	$5.94	$6.63	$6.99
Total Return (%)[b]	7.21	12.67	(4.95)	1.22	7.44

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	2	3	.03	.32
Ratio of expenses before expense reductions (%)[c]	1.15	1.21	1.14	1.13	1.10
Ratio of expenses after expense reductions (%)[c]	.98	.98	1.02	.97	.97
Ratio of net investment income (%)	4.88	5.15	4.86	5.09	5.29
Portfolio turnover rate (%)	71	77	47	52	58

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

16	|	Deutsche Variable Series II — Deutsche High Income VIP

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche High Income VIP (the “Fund”) is a diversified series of Deutsche Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts and/or the appropriate stock exchange

Deutsche Variable Series II — Deutsche High Income VIP	|	17

(for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of December 31, 2017, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of December 31, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2017, the Fund had securities on loan, which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund or the counterparty may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transaction from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

18	|	Deutsche Variable Series II — Deutsche High Income VIP

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At December 31, 2017, the Fund had a net tax basis capital loss carryforward of approximately $6,337,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($500,000) and long-term losses ($5,837,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2017 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in swap contracts, expiration of capital loss carryforward and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2017, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$4,647,185
Capital loss carryforwards	$(6,337,000)
Unrealized appreciation (depreciation) on investments	$782,016

At December 31, 2017, the aggregate cost of investments for federal income tax purposes was $60,868,528. The net unrealized appreciation for all investments based on tax cost was $782,016. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $2,074,675 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $1,292,659.

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2017	2016
Distributions from ordinary income*	$5,875,554	$6,381,963

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund, with the exception of securities in default of principal.

Deutsche Variable Series II — Deutsche High Income VIP	|	19

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended December 31, 2017, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer’s credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

There were no open credit default swap contracts as of December 31, 2017. For the year ended December 31, 2017, the Fund’s investment in credit default swap contracts sold had a total notional value generally indicative of a range from $0 to approximately $6,450,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2017, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies

20	|	Deutsche Variable Series II — Deutsche High Income VIP

and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2017 is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2017, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $498,000 to $885,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $217,000.

The following table summarizes the value of the Fund’s derivative instruments held as of December 31, 2017 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Liability Derivative	Forward Contract
Foreign Exchange Contracts (a)	$(6,916)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a)	Unrealized depreciation on foreign forward currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2017 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (b)	$—	$208,389	$208,389
Foreign Exchange Contracts (c)	(86,685)	—	(86,685)
	$(86,685)	$208,389	$121,704

Each of the above derivatives is located in the following Statement of Operations accounts:

(b)	Net realized gain (loss) from swap contracts

(c)	Net realized gain loss from forward foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Total
Credit Contracts (d)	$—	$(36,516)	$(36,516)
Foreign Exchange Contracts (e)	(2,359)	—	(2,359)
	$(2,359)	$(36,516)	$(38,875)

Each of the above derivatives is located in the following Statement of Operations accounts:

(d)	Change in net unrealized appreciation (depreciation) on swap contracts

(e)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts

As of December 31, 2017, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following table:

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Bank of America	$6,916	$—	$—	$6,916

Deutsche Variable Series II — Deutsche High Income VIP	|	21

C. Purchases and Sales of Securities

During the year ended December 31, 2017, purchases and sales of investment transactions (excluding short-term investments and U.S. Treasury securities) aggregated $61,238,762 and $100,943,488, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.500%
Next $750 million	.470%
Next $1.5 billion	.450%
Next $2.5 billion	.430%
Next $2.5 billion	.400%
Next $2.5 billion	.380%
Next $2.5 billion	.360%
Over $12.5 billion	.340%

Accordingly, for the year ended December 31, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.50% of the Fund’s average daily net assets.

For the period from January 1, 2017 through April 30, 2017, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.72%
Class B	.98%

For the period from May 1, 2017 through September 30, 2017, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.73%
Class B	1.06%

For the period from October 1, 2017 through September 30, 2018, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.69%
Class B	.97%

For the year ended December 31, 2017, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$60,489
Class B	1,187
$61,676

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays

22	|	Deutsche Variable Series II — Deutsche High Income VIP

DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2017, the Administration Fee was $93,326 of which $5,181 is unpaid.

Service Provider Fees. Deutsche AM Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2017, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2017
Class A	$282	$70
Class B	49	13
	$331	$83

Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, Deutsche AM Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2017, the Distribution Service Fee was $1,690, of which $33 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $14,313, of which $6,967 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended December 31, 2017, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $4,023.

E. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

Deutsche Variable Series II — Deutsche High Income VIP	|	23

F. Ownership of the Fund

At December 31, 2017, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 75% and 17%. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 87% and 11%.

G. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2017.

24	|	Deutsche Variable Series II — Deutsche High Income VIP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and the Shareholders of Deutsche High Income VIP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Deutsche High Income VIP (the “Fund) (one of the portfolios constituting the Deutsche Variable Series II) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the Deutsche Variable Series II) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.

Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Deutsche family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 15, 2018

Deutsche Variable Series II — Deutsche High Income VIP	|	25

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2017 to December 31, 2017).

The tables illustrate your Fund’s expenses in two ways:

–	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2017

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/17	$1,000.00	$1,000.00
Ending Account Value 12/31/17	$1,029.10	$1,029.00
Expenses Paid per $1,000*	$3.63	$4.65

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/17	$1,000.00	$1,000.00
Ending Account Value 12/31/17	$1,021.63	$1,020.62
Expenses Paid per $1,000*	$3.62	$4.63

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series II — Deutsche High Income VIP	.71%	.91%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

26	|	Deutsche Variable Series II — Deutsche High Income VIP

Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on “proxy voting” at the bottom of the page) — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche Variable Series II — Deutsche High Income VIP	|	27

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche High Income VIP’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2017.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

28	|	Deutsche Variable Series II — Deutsche High Income VIP

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2016. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first eight months of 2017. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided

Deutsche Variable Series II — Deutsche High Income VIP	|	29

to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

30	|	Deutsche Variable Series II — Deutsche High Income VIP

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	89	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	92	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	89	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	89	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	89	—

Deutsche Variable Series II — Deutsche High Income VIP	|	31

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	89	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	89	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	89	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	89	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	89	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	89	—

32	|	Deutsche Variable Series II — Deutsche High Income VIP

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management; formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); Director, Deutsche AM Service Company (since 2017); Director and President, DB Investment Managers, Inc. (since 2017); formerly: Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly: Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] Deutsche Asset Management
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

[1]	The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche Variable Series II — Deutsche High Income VIP	|	33

VS2HI-2 (R-025832-7 2/18)

December 31, 2017

Annual Report

Deutsche Variable Series II

Deutsche International Growth VIP

(formerly Deutsche Global Growth VIP)

Contents

3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements
18	Report of Independent Registered Public Accounting Firm
19	Information About Your Fund’s Expenses
20	Tax Information
20	Proxy Voting
21	Advisory Agreement Board Considerations and Fee Evaluation
24	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche Variable Series II — Deutsche International Growth VIP

Performance Summary	December 31, 2017 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2017 are 1.36% and 1.68% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

On October 1, 2017, the comparative broad-based index changed from the MSCI World Index to the MSCI All Country World Index ex USA. The Advisor believes that the MSCI World Index ex USA is more suitable for performance comparison given the fund’s investment strategy change.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in Deutsche Global Growth VIP

The MSCI All Country World ex-USA Index is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World ex-USA Index includes both developed and emerging markets.

The MSCI World Index captures large and mid cap representation across 23 Developed Markets countries.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The growth of $10,000 is cumulative.

Comparative Results

Deutsche International Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,547	$12,853	$15,709	$13,623
	Average annual total return	25.47%	8.73%	9.45%	3.14%
MSCI All Country World ex-USA Index	Growth of $10,000	$12,719	$12,538	$13,896	$11,999
	Average annual total return	27.19%	7.83%	6.80%	1.84%
MSCI World Index	Growth of $10,000	$12,240	$13,045	$17,340	$16,341
	Average annual total return	22.40%	9.26%	11.64%	5.03%

Deutsche International Growth VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$15,526	$12,748	$15,468	$13,186
	Average annual total return	25.26%	8.43%	9.11%	2.80%
MSCI All Country World ex-USA Index	Growth of $10,000	$12,719	$12,538	$13,896	$11,999
	Average annual total return	27.19%	7.83%	6.80%	1.84%
MSCI World Index	Growth of $10,000	$12,240	$13,045	$17,340	$16,341
	Average annual total return	22.40%	9.26%	11.64%	5.03%

Deutsche Variable Series II — Deutsche International Growth VIP	|	3

Management Summary	December 31, 2017 (Unaudited)

The Fund’s Class A shares returned 25.47% during 2017 (unadjusted for contract charges), trailing the 27.19% return of the MSCI All-Country World ex-USA Index.

On October 1, 2017, Deutsche International Growth VIP adopted a foreign large-cap growth strategy. The Deutsche Fund Board approved a proposal to reposition the Fund from an emphasis on both U.S. and foreign growth stocks to focus on growth stocks mainly outside of the United States. The Fund’s name changed to Deutsche International Growth VIP, and its benchmark changed from the MSCI World Index to the MSCI All Country World ex-USA Index. The Fund’s 12-month performance therefore reflects the results of two strategies.

The Fund’s positioning in the financials made the largest contribution to performance in 2017. Many of our top performers in the sector were U.S. companies that we have since sold, including S&P Global, Inc.* and Progressive Corp.* We also generated strong returns from a position in Brookfield Asset Management, Inc., a Canadian company that we owned prior to the strategy change. The stock performed very well in the 12-month period thanks to rising earnings, continued gains in its assets under management and the growth of its emerging-markets business. Ping An Insurance (Group) of China, Ltd. and PT Bank Rakyat Indonesia Persero Tbk both added meaningful value due to their strong showing late in the year. We held these positions based on the belief that well-managed financials are in a prime position to benefit from the economic growth prospects and associated wealth effect in their home markets, where financial services remain underpenetrated.

Information technology was an additional area of strength for the Fund, due in large part to investments in the Chinese media and internet giants Tencent Holdings Ltd. and Alibaba Group Holding Ltd. The two companies have capitalized on the rapid development of e-commerce in China, helping them exceed analysts’ growth expectations. Positions in the U.S. stocks Activision Blizzard, Inc. and Broadcom Ltd.* also made sizable contributions prior to the strategy shift. Technology remains a key area of focus for the Fund, as the sector is home to a high representation of the types of fast-growing companies we seek.

On the negative side, we lost some ground from the underperformance of a handful of holdings in health care. Celgene Corp., which reduced its long-term earnings expectations following a failed trial results, was the largest detractor in the sector. Shares of the specialty pharmaceutical company Allergan PLC also slid due to heightened generic competition for one of its key medications. Positions in the U.S. retailers L Brands, Inc.* and TJX Corp.* further weighed on performance, as the timing of the Fund’s move to an international-focused strategy in the autumn prompted us to sell the stocks prior to their fourth-quarter recovery.

As a result of the Fund’s strategy change, the majority of our portfolio activity for the year involved selling positions in U.S. equities and redeploying the proceeds into opportunities overseas. Our overall approach to stock selection remained the same, with a continued emphasis on companies that we believe feature strong organic growth trends, solid competitive advantages and exposure to important secular themes.

With regard to the broader market backdrop, we see little reason for a near-term shift away from the environment gradual economic expansion and subdued inflation. At the same time, we do not expect that the world economy will accelerate significantly from its current pace — a trend that could continue to drive investor demand for growth stocks. On a longer-term basis, we view the international markets as being fertile ground in which to find reasonably valued companies with sustainable, above-average growth prospects.

Sebastian P. Werner, PhD, Director

Mark Schumann, CFA, Director

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4	|	Deutsche Variable Series II — Deutsche International Growth VIP

Terms to Know

The MSCI World Index captures large and mid cap representation across 23 Developed Markets countries. With 1,652 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI All Country World ex-USA Index is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index Ex-U.S. includes both developed and emerging markets.

Contribution and detraction incorporate both a stock’s total return and its weighting in the fund.

*	Held and sold prior to December 31, 2017.

Deutsche Variable Series II — Deutsche International Growth VIP	|	5

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/17	12/31/16
Common Stocks	96%	97%
Cash Equivalents	4%	2%
Preferred Stocks	0%	1%
Warrants	0%	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/17	12/31/16
Financials	22%	18%
Industrials	17%	10%
Information Technology	17%	20%
Health Care	14%	20%
Consumer Discretionary	14%	13%
Materials	6%	5%
Consumer Staples	6%	9%
Energy	3%	3%
Telecommunication Services	1%	2%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/17	12/31/16
United States	12%	56%
France	12%	1%
Canada	12%	5%
Germany	11%	6%
United Kingdom	10%	5%
China	7%	1%
Switzerland	7%	5%
Japan	6%	6%
Netherlands	3%	1%
Sweden	2%	3%
Singapore	2%	2%
Finland	2%	1%
Other	14%	8%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 7.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund’s current prospectus for more information.

6	|	Deutsche Variable Series II — Deutsche International Growth VIP

Investment Portfolio	December 31, 2017

	Shares	Value ($)
Common Stocks 94.6%
Australia 1.2%
Australia & New Zealand Banking Group Ltd. (Cost $224,846)	10,079	225,774

Canada 11.2%
Agnico Eagle Mines Ltd.	6,771	312,640
Alimentation Couche-Tard, Inc. “B”	4,430	231,157
Bank of Nova Scotia	3,715	239,746
Brookfield Asset Management, Inc. “A”	9,600	417,909
Canada Goose Holdings, Inc.*	4,791	151,353
Canadian National Railway Co.	2,973	245,148
Enbridge, Inc.	2,493	97,499
Gildan Activewear, Inc.	4,987	161,115
Toronto-Dominion Bank	4,184	245,149

(Cost $1,573,037)		2,101,716

China 7.1%
Alibaba Group Holding Ltd. (ADR)*	1,556	268,301
China Life Insurance Co., Ltd. “H”	58,000	182,202
China Literature Ltd. 144A*	6	64
Minth Group Ltd.	26,870	162,221
New Oriental Education & Technology Group, Inc. (ADR)	1,467	137,898
Ping An Insurance (Group) Co. of China Ltd. “H”	27,500	286,557
Sogou, Inc. (ADR)* (a)	1,116	12,912
Tencent Holdings Ltd.	5,600	291,274

(Cost $914,430)		1,341,429

Denmark 0.6%
Chr Hansen Holding AS (Cost $102,932)	1,174	110,148

Finland 1.6%
Cramo Oyj	2,641	62,703
Sampo Oyj “A”	4,507	247,926

(Cost $274,409)		310,629

France 11.7%
Air Liquide SA	2,152	271,407
AXA SA	5,573	165,567
Capgemini SE	2,054	244,131
LVMH Moet Hennessy Louis Vuitton SE	900	265,098
Schneider Electric SE*	3,257	276,333
SMCP SAS 144A*	8,560	197,711
Teleperformance	958	137,406
TOTAL SA	3,373	186,322
VINCI SA	2,689	274,906
Vivendi SA	7,235	194,335

(Cost $2,139,138)		2,213,216

Germany 10.6%
Allianz SE (Registered)	1,272	292,796
BASF SE	1,662	183,387
Continental AG	679	183,832
Deutsche Post AG (Registered)	3,105	148,424
Deutsche Telekom AG (Registered)	13,684	243,606

	Shares	Value ($)
Fresenius Medical Care AG & Co. KGaA	2,911	307,004
Infineon Technologies AG	4,351	119,335
OSRAM Licht AG	1,643	146,909
SAP SE	1,623	182,505
Siemens AG (Registered)	1,370	191,224

(Cost $1,642,173)		1,999,022

Hong Kong 0.8%
Techtronic Industries Co., Ltd. (Cost $52,263)	22,097	144,597

Indonesia 1.3%
PT Arwana Citramulia Tbk	621,918	15,637
PT Bank Rakyat Indonesia Persero Tbk	822,700	220,971

(Cost $206,264)		236,608

Ireland 1.2%
Kerry Group PLC “A” (Cost $134,923)	1,998	224,298

Italy 0.5%
Luxottica Group SpA (Cost $88,069)	1,502	92,110

Japan 5.5%
Bandai Namco Holdings, Inc.	2,700	88,351
FANUC Corp.	500	120,209
Hoya Corp.	3,500	174,780
Keyence Corp.	300	167,845
Komatsu Ltd.	3,700	134,189
MISUMI Group, Inc.	5,011	146,142
Murata Manufacturing Co., Ltd.	700	93,841
Omron Corp.	1,900	113,416

(Cost $850,894)		1,038,773

Korea 1.2%
Samsung Electronics Co., Ltd. (Cost $207,249)	98	233,996

Luxembourg 1.1%
Eurofins Scientific (Cost $77,451)	356	216,873

Macau 0.6%
Sands China Ltd. (Cost $113,186)	22,000	113,527

Malaysia 0.7%
IHH Healthcare Bhd. (Cost $129,229)	95,000	137,490

Netherlands 2.7%
ASML Holding NV	1,272	221,169
Core Laboratories NV (a) (b)	772	84,573
ING Groep NV	10,569	194,230

(Cost $426,152)		499,972

Norway 0.4%
Marine Harvest ASA* (Cost $47,889)	4,156	70,320

Singapore 1.7%
DBS Group Holdings Ltd. (Cost $264,978)	17,000	315,440

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series II — Deutsche International Growth VIP	|	7

	Shares	Value ($)

South Africa 1.2%
Naspers Ltd. “N” (Cost $182,437)	802	223,916

Spain 1.1%
Banco Santander SA (Cost $212,797)	32,354	212,882

Sweden 2.1%
Assa Abloy AB “B”	10,810	224,895
Nobina AB 144A	25,600	168,738

(Cost $304,722)		393,633

Switzerland 6.5%
Lonza Group AG (Registered)*	1,443	390,250
Nestle SA (Registered)	3,725	320,491
Novartis AG (Registered)	3,130	264,309
Roche Holding AG (Genusschein)	1,001	253,373

(Cost $933,354)		1,228,423

Taiwan 0.9%
Taiwan Semiconductor Manufacturing Co., Ltd. (Cost $139,216)	23,000	177,164

United Kingdom 9.4%
Aon PLC (b)	2,161	289,574
Clinigen Healthcare Ltd.	5,959	82,965
Compass Group PLC	13,264	286,560
ConvaTec Group PLC 144A	28,738	79,761
Experian PLC	8,505	187,774
Halma PLC	6,268	106,661
Prudential PLC	9,884	254,454
Reckitt Benckiser Group PLC	1,564	146,121
RELX NV	8,095	186,343
Smith & Nephew PLC	8,163	141,820

(Cost $1,523,591)		1,762,033

United States 11.7%
A.O. Smith Corp.	1,985	121,641
Activision Blizzard, Inc.	2,738	173,370
Allergan PLC	540	88,333
AMETEK, Inc.	2,720	197,118
Amphenol Corp. “A”	2,161	189,736
Celgene Corp.*	1,861	194,214
Ecolab, Inc.	1,504	201,807
EPAM Systems, Inc.*	909	97,654
Marsh & McLennan Companies, Inc.	2,176	177,105
Mastercard, Inc. “A”	1,272	192,530
NVIDIA Corp.	489	94,621
Schlumberger Ltd.	1,736	116,989

	Shares	Value ($)
The Priceline Group, Inc.*	101	175,512
Thermo Fisher Scientific, Inc.	978	185,702

(Cost $1,568,547)		2,206,332
Total Common Stocks (Cost $14,334,176)		17,830,321

Warrants 0.0%
France
Parrot SA Expiration Date (c) 12/15/2022*	924	217
Parrot SA Expiration Date (c) 12/22/2022*	924	249
Total Warrants (Cost $0)		466

Preferred Stocks 0.4%
Germany 0.3%
Draegerwerk AG & Co. KGaA (Cost $45,679)	630	54,722

United States 0.1%
Providence Service Corp. (c) (Cost $13,600)	136	20,236
Total Preferred Stocks (Cost $59,279)		74,958

Securities Lending Collateral 0.5%
Deutsche Government & Agency Securities Portfolio “Deutsche Government Cash Institutional Shares”, 1.21% (d) (e) (Cost $88,780)	88,780	88,780

Cash Equivalents 3.6%
Deutsche Central Cash Management Government Fund, 1.30% (d) (Cost $687,282)	687,282	687,282

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $15,169,517)	99.1	18,681,807
Other Assets and Liabilities, Net	0.9	160,710
Net Assets	100.0	18,842,517

*	Non-income producing security.

(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2017 amounted to $87,487, which is 0.5% of net assets.

(b)	Listed on the New York Stock Exchange.

(c)	Investment was valued using significant unobservable inputs.

(d)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche Variable Series II — Deutsche International Growth VIP

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$225,774	$—	$225,774
Canada	2,101,716	—	—	2,101,716
China	419,175	922,254	—	1,341,429
Denmark	—	110,148	—	110,148
Finland	—	310,629	—	310,629
France	197,711	2,015,505	—	2,213,216
Germany	—	1,999,022	—	1,999,022
Hong Kong	—	144,597	—	144,597
Indonesia	—	236,608	—	236,608
Ireland	—	224,298	—	224,298
Italy	—	92,110	—	92,110
Japan	—	1,038,773	—	1,038,773
Korea	—	233,996	—	233,996
Luxembourg	—	216,873	—	216,873
Macau	—	113,527	—	113,527
Malaysia	—	137,490	—	137,490
Netherlands	84,573	415,399	—	499,972
Norway	—	70,320	—	70,320
Singapore	—	315,440	—	315,440
South Africa	—	223,916	—	223,916
Spain	—	212,882	—	212,882
Sweden	—	393,633	—	393,633
Switzerland	—	1,228,423	—	1,228,423
Taiwan	—	177,164	—	177,164
United Kingdom	289,574	1,472,459	—	1,762,033
United States	2,206,332	—	—	2,206,332
Warrants (f)	—	—	466	466
Preferred Stocks (f)	—	54,722	20,236	74,958
Short-Term Investments (f)	776,062	—	—	776,062
Total	$6,075,143	$12,585,962	$20,702	$18,681,807

There have been no transfers between fair value measurement levels during the year ended December 31, 2017.

(f)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series II — Deutsche International Growth VIP	|	9

Statement of Assets and Liabilities

as of December 31, 2017

Assets
Investments in non-affiliated securities, at value (cost $14,393,455) — including $87,487 of securities loaned	$17,905,745
Investment in Deutsche Government & Agency Securities Portfolio (cost $88,780)*	88,780
Investment in Deutsche Central Cash Management Government Fund (cost $687,282)	687,282
Cash	9,818
Foreign currency, at value (cost $246,064)	248,327
Receivable for Fund shares sold	36,238
Dividends receivable	6,327
Interest receivable	392
Foreign taxes recoverable	14,718
Other assets	1,032
Total assets	18,998,659

Liabilities
Payable upon return of securities loaned	88,780
Payable for Fund shares redeemed	2,553
Accrued Trustees’ fees	853
Other accrued expenses and payables	63,956
Total liabilities	156,142
Net assets, at value	$18,842,517

Net Assets Consist of
Undistributed net investment income	166,256
Net unrealized appreciation (depreciation) on:
Investments	3,512,290
Foreign currency	2,509
Accumulated net realized gain (loss)	(31,943)
Paid-in capital	15,193,405
Net assets, at value	$18,842,517

Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($18,635,478 ÷ 1,340,522 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.90
Class B
Net Asset Value, offering and redemption price per share ($207,039 ÷ 14,862 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.93

*	Represents collateral on securities loaned.

     Statement of Operations

for the year ended December 31, 2017

Investment Income
Income:
Dividends (net of foreign taxes withheld of $33,602)	$408,307
Income distributions — Deutsche Central Cash Management Government Fund	4,259
Securities lending income, net of borrower rebates	1,447
Total income	414,013
Expenses:
Management fee	231,216
Administration fee	27,084
Services to shareholders	636
Record keeping fee (Class B)	76
Distribution service fees (Class B)	337
Custodian fee	30,425
Professional fees	83,039
Reports to shareholders	26,913
Trustees’ fees and expenses	3,029
Other	21,229
Total expenses before expense reductions	423,984
Expense reductions	(174,230)
Total expenses after expense reductions	249,754
Net investment income (loss)	164,259

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	4,628,855
Foreign currency	14,964
Payments by affiliates (see Note G)	7,312
4,651,131
Change in net unrealized appreciation (depreciation) on:
Investments	1,406,765
Foreign currency	7,934
1,414,699
Net gain (loss)	6,065,830
Net increase (decrease) in net assets resulting from operations	$6,230,089

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche Variable Series II — Deutsche International Growth VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2017	2016
Operations:
Net investment income (loss)	$164,259	$146,983
Net realized gain (loss)	4,651,131	1,336,318
Change in net unrealized appreciation (depreciation)	1,414,699	(701,827)
Net increase (decrease) in net assets resulting from operations	6,230,089	781,474
Distributions to shareholders from:
Net investment income:
Class A	(106,825)	(243,128)
Class B	(65)	(285)
Total distributions	(106,890)	(243,413)
Fund share transactions:
Class A
Proceeds from shares sold	2,240,215	1,028,197
Reinvestment of distributions	106,825	243,128
Cost of shares redeemed	(16,678,132)	(8,614,441)
Net increase (decrease) in net assets from Class A share transactions	(14,331,092)	(7,343,116)
Class B
Proceeds from shares sold	117,051	14,771
Reinvestment of distributions	65	285
Cost of shares redeemed	(6,431)	(11,122)
Net increase (decrease) in net assets from Class B share transactions	110,685	3,934
Increase (decrease) in net assets	(8,097,208)	(6,801,121)
Net assets at beginning of period	26,939,725	33,740,846
Net assets at end of period (including undistributed net investment income of $166,256 and $93,056, respectively)	$18,842,517	$26,939,725

Other Information
Class A
Shares outstanding at beginning of period	2,417,159	3,116,107
Shares sold	171,566	95,060
Shares issued to shareholders in reinvestment of distributions	8,713	22,163
Shares redeemed	(1,256,916)	(816,171)
Net increase (decrease) in Class A shares	(1,076,637)	(698,948)
Shares outstanding at end of period	1,340,522	2,417,159
Class B
Shares outstanding at beginning of period	6,272	6,040
Shares sold	9,077	1,328
Shares issued to shareholders in reinvestment of distributions	5	26
Shares redeemed	(492)	(1,122)
Net increase (decrease) in Class B shares	8,590	232
Shares outstanding at end of period	14,862	6,272

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series II — Deutsche International Growth VIP	|	11

Financial Highlights

	Years Ended December 31,
Class A	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$11.12	$10.81	$11.04	$11.13	$9.24
Income (loss) from investment operations:
Net investment income[a]	.08	.06	.07	.08	.10
Net realized and unrealized gain (loss)	2.75	.34	(.21)	(.06)	1.92
Total from investment operations	2.83	.40	(.14)	.02	2.02
Less distributions from:
Net investment income	(.05)	(.09)	(.09)	(.11)	(.13)
Net asset value, end of period	$13.90	$11.12	$10.81	$11.04	$11.13
Total Return (%)[b]	25.47	3.72	(1.32)	.21	22.08

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	27	34	47	51
Ratio of expenses before expense reductions (%)[c]	1.56	1.66	1.44	1.41	1.45
Ratio of expenses after expense reductions (%)[c]	.92	.95	.90	.82	.88
Ratio of net investment income (%)	.61	.51	.65	.71	1.00
Portfolio turnover rate (%)	62	70	64	63	171

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

	Years Ended December 31,
Class B	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$11.13	$10.82	$11.05	$11.14	$9.25
Income (loss) from investment operations:
Net investment income[a]	.02	.02	.05	.02	.07
Net realized and unrealized gain (loss)	2.79	.35	(.23)	(.04)	1.92
Total from investment operations	2.81	.37	(.18)	(.02)	1.99
Less distributions from:
Net investment income	(.01)	(.06)	(.05)	(.07)	(.10)
Net asset value, end of period	$13.93	$11.13	$10.82	$11.05	$11.14
Total Return (%)[b]	25.26	3.38	(1.64)	(.15)	21.62

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2	.07	.1	.1	3
Ratio of expenses before expense reductions (%)[c]	1.90	1.98	1.76	1.76	1.81
Ratio of expenses after expense reductions (%)[c]	1.15	1.24	1.22	1.15	1.23
Ratio of net investment income (%)	.12	.17	.40	.14	.66
Portfolio turnover rate (%)	62	70	64	63	171

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche Variable Series II — Deutsche International Growth VIP

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche International Growth VIP (formerly Deutsche Global Growth VIP) (the “Fund”) is a diversified series of Deutsche Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets for Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Deutsche Variable Series II — Deutsche International Growth VIP	|	13

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of December 31, 2017, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of December 31, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2017, the Fund had securities on loan, which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2017 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess

14	|	Deutsche Variable Series II — Deutsche International Growth VIP

of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, income received from passive foreign investment companies, expiration of capital loss carryforwards and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2017, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$166,256
Unrealized appreciation (depreciation) on investments	$3,480,347

At December 31, 2017, the aggregate cost of investments for federal income tax purposes was $15,201,460. The net unrealized appreciation for all investments based on tax cost was $3,480,347. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $3,677,854 aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $197,507.

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2017	2016
Distributions from ordinary income*	$106,890	$243,413

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2017, purchases and sales of investment transactions (excluding short-term investments) aggregated $16,322,812 and $30,686,381, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Deutsche Variable Series II — Deutsche International Growth VIP	|	15

For the period from January 1, 2017 through September 30, 2017, pursuant to the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.915%
Next $500 million	.865%
Next $750 million	.815%
Next $1.5 billion	.765%
Over $3 billion	.715%

Effective October 1, 2017, the Fund pays the Advisor a monthly management fee computed and accrued daily and payable monthly, at the a rate of 0.62% of the Fund’s average daily net assets.

Accordingly, for the year ended December 31, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.854% of the Fund’s average daily net assets.

For the period from January 1, 2017 through September 30, 2017, the Advisor had contractually agreed to waive all or a portion of its fee and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.95%
Class B	1.20%

For the period from October 1, 2017 through September 30, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.81%
Class B	1.06%

For the year ended December 31, 2017, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$173,216
Class B	1,014
$174,230

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2017, the Administration Fee was $27,084, of which $1,573 is unpaid.

Service Provider Fees. Deutsche AM Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2017, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2017
Class A	$241	$61
Class B	47	12
	$288	$73

16	|	Deutsche Variable Series II — Deutsche International Growth VIP

Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, Deutsche AM Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2017, the Distribution Service Fee aggregated $337, of which $43 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $8,910, of which $2,907 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in Deutsche Variable NAV Money Fund.

D. Ownership of the Fund

At December 31, 2017, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 85%. Three participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, owning 52%, 31%, and 17%.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2017.

F. Fund Name and Strategy Change

Effective October 1, 2017, Deutsche Global Growth VIP was renamed Deutsche International Growth VIP. At that time, the Fund’s principal investment strategy changed to reflect a foreign growth strategy and the Fund repositioned from a focus on U.S. and foreign growth stocks to focus on growth stocks mainly outside the U.S. The Fund will generally invest less than 20% of its assets in U.S. equities. To better reflect its new investment strategy, the Fund changed its principal benchmark index from the MSCI World Index to the MSCI All Country World ex-USA Index.

G. Payment by Affiliate

During the year ended December 31, 2017, the Advisor agreed to reimburse the Fund $7,312 for commission costs incurred in connection with purchases and sales of portfolio assets due to certain changes in the principal investment strategy of the Fund. The amount reimbursed was 0.03% of the Fund’s average net assets.

Deutsche Variable Series II — Deutsche International Growth VIP	|	17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and Shareholders of Deutsche International Growth VIP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Deutsche International Growth VIP, formerly Deutsche Global Growth VIP (the “Fund”) (one of the funds constituting the Deutsche Variable Series II) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the Deutsche Variable Series II) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.

Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Deutsche family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 15, 2018

18	|	Deutsche Variable Series II — Deutsche International Growth VIP

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2017 to December 31, 2017).

The tables illustrate your Fund’s expenses in two ways:

–	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2017

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/17	$1,000.00	$1,000.00
Ending Account Value 12/31/17	$1,085.10	$1,083.20
Expenses Paid per $1,000*	$4.68	$5.88

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/17	$1,000.00	$1,000.00
Ending Account Value 12/31/17	$1,020.72	$1,019.56
Expenses Paid per $1,000*	$4.53	$5.70

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series II — Deutsche International Growth VIP	.89%	1.12%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Deutsche Variable Series II — Deutsche International Growth VIP	|	19

Tax Information	(Unaudited)

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2017, qualified for the dividends received deduction.

The Fund paid foreign taxes of $30,873 and earned $121,405 of foreign source income during the year ended December 31, 2017. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.09 per share as income earned from foreign sources for the year ended December 31, 2017.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on “proxy voting” at the bottom of the page) — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

20	|	Deutsche Variable Series II — Deutsche International Growth VIP

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche International Growth VIP’s (formerly Deutsche Global Growth VIP) (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2017.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

Deutsche Variable Series II — Deutsche International Growth VIP	|	21

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2016. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board considered that, effective October 3, 2016, the Fund’s investment strategy and certain members of the portfolio management team were changed, and that, effective October 1, 2017, the Fund would further change its investment strategy. The Board observed that the Fund had experienced improved relative performance during the first eight months of 2017. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board noted that, effective October 1, 2017, DIMA agreed to reduce the Fund’s contractual management fee rate to an annual rate of 0.62% in connection with changes to the Fund’s investment strategy. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM managed an institutional account comparable to the Fund’s investment strategy as of July 31, 2017, but that Deutsche AM does not manage any comparable Deutsche Europe funds. The Board took note of the differences in services provided to Deutsche Funds as compared to institutional accounts and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

22	|	Deutsche Variable Series II — Deutsche International Growth VIP

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s reduced investment management fee schedule would not include breakpoints, the Fund’s fee schedule would represent an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Advisory Agreement Amendment

At a meeting held in July 2017, the Board of Trustees, all members of which are Independent Trustees, approved an amendment to the Fund’s Agreement to adopt a revised management fee schedule reducing DIMA’s management fee under the Agreement. The revised management fee schedule took effect on October 1, 2017.

In connection with its review of the amendment in July 2017, the Board noted that it most recently approved the renewal of the Agreement pursuant to a process that concluded in September 2016. The Board considered that the amendment was part of DIMA’s proposal to transition to a new international growth investment strategy for the Fund. The Board also received a report from a fee consultant retained by the Board regarding the revised management fee schedule. In addition, the Board also considered:

–	With the exception of the revised management fee schedule, the terms of the Agreement remained the same.

–	DIMA’s statement that there would be no reduction in services to the Fund as a result of the revised management fee schedule.

Based on all of the information considered, the Board concluded that the revised management fee schedule was reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA. The Board unanimously determined that approval of the revised management fee schedule was in the best interests of the Fund.

Deutsche Variable Series II — Deutsche International Growth VIP	|	23

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	89	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	92	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	89	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	89	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	89	—

24	|	Deutsche Variable Series II — Deutsche International Growth VIP

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	89	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	89	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	89	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	89	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	89	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	89	—

Deutsche Variable Series II — Deutsche International Growth VIP	|	25

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management; formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); Director, Deutsche AM Service Company (since 2017); Director and President, DB Investment Managers, Inc. (since 2017); formerly: Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly: Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] Deutsche Asset Management
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

[1]	The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

26	|	Deutsche Variable Series II — Deutsche International Growth VIP

VS2IG-2 (R-025830-8 2/18)

December 31, 2017

Annual Report

Deutsche Variable Series II

Deutsche Multisector Income VIP

(formerly Deutsche Unconstrained Income VIP)

Contents

3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
13	Statement of Assets and Liabilities
13	Statement of Operations
14	Statements of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
25	Report of Independent Registered Public Accounting Firm
26	Information About Your Fund’s Expenses
27	Tax Information
27	Proxy Voting
28	Advisory Agreement Board Considerations and Fee Evaluation
31	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche Variable Series II — Deutsche Multisector Income VIP

Performance Summary	December 31, 2017 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2017 is 1.34% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in Deutsche Multisector Income VIP

The unmanaged Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

Deutsche Multisector Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,678	$10,408	$10,528	$15,622
	Average annual total return	6.78%	1.34%	1.04%	4.56%
Bloomberg Barclays U.S. Universal Index	Growth of $10,000	$10,409	$10,863	$11,312	$15,277
	Average annual total return	4.09%	2.80%	2.50%	4.33%

The growth of $10,000 is cumulative.

Deutsche Variable Series II — Deutsche Multisector Income VIP	|	3

Management Summary	December 31, 2017 (Unaudited)

The Class A shares of the Fund returned 6.78% (unadjusted for contract charges) in 2017, outperforming the 4.09% return of the Bloomberg Barclays U.S. Universal Index.

The past year brought mixed results for the global bond market. Although U.S. Treasuries and agency mortgage-backed securities posted weak relative returns, categories with above-average sensitivity to economic growth registered healthy gains. In this environment, the Fund was helped by its focus on the credit-sensitive areas of the market and corresponding underweight in U.S. Treasuries and mortgage-backed securities.

The Fund’s overweight position in emerging-markets bonds, which are not represented in the index, made the largest positive contribution. We saw the asset class as having greater upside potential than other market segments due to its more reasonable valuations and above-average yields. The strongest returns came from our positions in higher-yielding countries, including Argentina and issuers in Sub-Saharan Africa. We also benefited from holding local-currency issues via an exchange-traded fund and positions in Indonesia and Mexico. Conversely, we lost some relative performance from certain positions in Turkey, as well as a zero weighting in Brazil.

Our large allocation to high-yield bonds, which reflected our belief that improving economic conditions, low defaults and a favorable balance of supply and demand in the market would fuel outperformance, made a healthy contribution as well. While we maintained a sizeable weighting in high yield at the close of the year, we also shifted our positioning within the category to reflect the compression in yield spreads. Rather than investing primarily in individual bonds, we rotated a large portion of the allocation into exchange-traded funds and derivative instruments. We think this move helps insulate the Fund from the risks associated with individual securities, and it also provides a higher degree of flexibility to shift the allocation efficiently if the risk/return equation changes.

In the Fund’s investment-grade portfolio, we added value by tilting toward the higher-yielding segments of the corporate bond market over the lower-risk, lower-yielding areas that generally underperformed. An allocation to Portugal was a further positive. However, our positions in U.S. Treasuries and agency mortgage-backed securities, to the extent that we invested in these categories, detracted from results. We held an underweight in the investment-grade space overall, as we found less attractive values in this area.

The Fund used derivatives during the year. In addition to owning credit default swaps to facilitate exposure to the high-yield market, we used derivatives to manage the foreign currency exposure of certain positions in foreign bonds. Both aspects of our strategy made modest contributions. We also used interest-rate futures and swaps to manage the Fund’s duration exposure (interest-rate sensitivity), which was a small detractor. Overall, our use of derivatives was a small net positive.

We maintained a focus on the higher-yielding, credit-oriented segments of the market throughout the year. We believed these categories offered the potential for a continued return advantage due to both the greater contribution from yield and their ability to benefit from strengthening economic growth. At the same time, we took a somewhat defensive approach as the year progressed since low yield spreads could translate to higher risk. Further, we sought to maintain a high degree of portfolio flexibility — highlighted by a larger-than-normal cash position and above-average liquidity — so we will be in a position to take advantage of downdrafts in either the broader market or in individual bonds. We believe this approach can add value if the investment backdrop remains constructive, while also giving us the latitude to capitalize on a re-emergence of volatility.

John D. Ryan, Managing Director

Kevin Bliss, Director

Portfolio Managers

Prior to August 1, 2017, the portfolio management team was as follows:

Gary Russell, CFA, Managing Director

John D. Ryan, Managing Director

Darwei Kung, Managing Director

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4	|	Deutsche Variable Series II — Deutsche Multisector Income VIP

Terms to Know

The Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index. Index returns do not reflect fees or expenses and it is not possible to invest directly in an index.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Contribution and detraction incorporate both a stock’s total return and its weighting in the index.

Yield spread refers to differences between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument.

Derivatives are contracts whose values can be based on a variety of instruments, including indices, currencies or securities. They can be utilized for a variety of reasons, including for hedging purposes, for risk management; for non-hedging purposes to seek to enhance potential gains, or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

A swap is an exchange of cash flows that are dependent on the price of an underlying commodity.

Futures contracts are contractual agreements to buy or sell a particular commodity or financial instrument at a predetermined price in the future.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Deutsche Variable Series II — Deutsche Multisector Income VIP	|	5

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/17	12/31/16
Government & Agency Obligations	29%	41%
Corporate Bonds	24%	20%
Collateralized Mortgage Obligations	13%	10%
Short-Term U.S. Treasury Obligations	12%	2%
Loan Participations and Assignments	7%	5%
Cash Equivalents	6%	5%
Commercial Mortgage-Backed Securities	5%	5%
Asset-Backed	2%	1%
Convertible Bond	2%	0%
Common Stocks	0%	0%
Warrant	0%	0%
Exchange-Traded Funds	—	11%
Put Options Purchased	—	0%
	100%	100%

Quality (Excludes Cash Equivalents, Securities Lending Collateral and Exchange-Traded Funds)	12/31/17	12/31/16
AAA	25%	41%
AA	1%	1%
A	8%	9%
BBB	24%	31%
BB	23%	9%
B	9%	3%
CCC or Below	3%	6%
Non Rated	7%	—
	100%	100%

Interest Rate Sensitivity	12/31/17	12/31/16
Effective Maturity	5.4 years	7.2 years
Effective Duration	3.6 years	4.6 years

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 7.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund’s current prospectus for more information.

6	|	Deutsche Variable Series II — Deutsche Multisector Income VIP

Investment Portfolio	December 31, 2017

	Principal Amount ($)(a)	Value ($)
Corporate Bonds 22.6%
Consumer Discretionary 2.7%
American Axle & Manufacturing, Inc., 144A, 6.25%, 4/1/2025 (b)	60,000	63,150
Charter Communications Operating LLC, 3.75%, 2/15/2028	60,000	57,492
CVS Health Corp., 5.125%, 7/20/2045	30,000	34,383
Expedia, Inc., 3.8%, 2/15/2028	55,000	53,147
Nordstrom, Inc.:
4.0%, 3/15/2027	20,000	19,925
5.0%, 1/15/2044	35,000	33,742

		261,839

Consumer Staples 0.5%
BAT Capital Corp., 144A, 4.54%, 8/15/2047	30,000	31,587
Molson Coors Brewing Co., 4.2%, 7/15/2046	15,000	15,286

		46,873

Energy 7.1%
Canadian Natural Resources Ltd., 4.95%, 6/1/2047	20,000	22,383
Chesapeake Energy Corp., 144A, 8.0%, 1/15/2025	65,000	65,650
Energy Transfer LP:
4.5%, 11/1/2023	20,000	20,679
5.95%, 10/1/2043	10,000	10,632
EnLink Midstream Partners LP, 5.45%, 6/1/2047	35,000	36,984
Halliburton Co., 4.85%, 11/15/2035	10,000	11,218
Hess Corp., 5.8%, 4/1/2047	25,000	27,820
KazMunayGas National Co. JSC, 144A, 4.75%, 4/19/2027	200,000	210,580
Kinder Morgan Energy Partners LP, 4.7%, 11/1/2042	40,000	38,723
Noble Energy, Inc., 3.85%, 1/15/2028	70,000	70,214
Noble Holding International Ltd., 5.75%, 3/16/2018	10,000	10,025
Oasis Petroleum, Inc., 6.875%, 3/15/2022	50,000	51,313
Sunoco Logistics Partners Operations LP, 5.3%, 4/1/2044	10,000	9,869
Weatherford International Ltd., 9.875%, 2/15/2024	100,000	106,250

		692,340

Financials 3.7%
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044	30,000	31,922
FS Investment Corp., 4.75%, 5/15/2022	40,000	41,180
KKR Group Finance Co. III LLC, 144A, 5.125%, 6/1/2044	20,000	22,170
Legg Mason, Inc., 5.625%, 1/15/2044	20,000	22,297

	Principal Amount ($)(a)	Value ($)
Nationwide Financial Services, Inc., 144A, 5.3%, 11/18/2044	20,000	23,725
TC Ziraat Bankasi AS, 144A, 5.125%, 5/3/2022	200,000	198,290
Voya Financial, Inc., 4.8%, 6/15/2046	15,000	16,709

		356,293

Health Care 0.6%
Allergan Funding SCS, 4.75%, 3/15/2045	4,000	4,258
Celgene Corp., 5.0%, 8/15/2045	10,000	11,346
Express Scripts Holding Co., 4.8%, 7/15/2046	20,000	21,276
Mylan NV, 5.25%, 6/15/2046	25,000	27,393

		64,273

Industrials 0.6%
Park Aerospace Holdings Ltd., 144A, 5.25%, 8/15/2022	60,000	59,625

Information Technology 1.4%
Dell International LLC, 144A, 8.1%, 7/15/2036	20,000	25,256
DXC Technology Co., 4.75%, 4/15/2027	60,000	63,804
Pitney Bowes, Inc., 3.625%, 9/15/2020	15,000	14,850
Seagate HDD Cayman, 144A, 4.25%, 3/1/2022	30,000	30,366

		134,276

Materials 1.2%
AK Steel Corp., 7.0%, 3/15/2027 (b)	100,000	101,750
CF Industries, Inc., 144A, 4.5%, 12/1/2026	5,000	5,212
Glencore Funding LLC, 144A, 4.625%, 4/29/2024	10,000	10,558

		117,520

Real Estate 2.9%
CBL & Associates LP:
(REIT), 5.25%, 12/1/2023	25,000	23,609
(REIT), 5.95%, 12/15/2026 (b)	35,000	32,560
Crown Castle International Corp., (REIT), 5.25%, 1/15/2023	15,000	16,424
Government Properties Income Trust, (REIT), 4.0%, 7/15/2022	55,000	55,332
Omega Healthcare Investors, Inc.:
(REIT), 4.75%, 1/15/2028	35,000	34,694
(REIT), 4.95%, 4/1/2024	30,000	31,341
Select Income REIT:
(REIT), 4.15%, 2/1/2022	30,000	30,337
(REIT), 4.25%, 5/15/2024	10,000	9,918
VEREIT Operating Partnership LP, (REIT), 3.95%, 8/15/2027	45,000	44,486

		278,701

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series II — Deutsche Multisector Income VIP	|	7

	Principal Amount ($)(a)	Value ($)
Telecommunication Services 1.8%
Frontier Communications Corp., 6.25%, 9/15/2021	100,000	71,000
Intelsat Jackson Holdings SA, 7.25%, 10/15/2020	100,000	94,000
Verizon Communications, Inc., 4.272%, 1/15/2036	10,000	9,948

		174,948

Utilities 0.1%
Southern Power Co., Series F, 4.95%, 12/15/2046	7,000	7,678
Total Corporate Bonds (Cost $2,176,106)		2,194,366

Asset-Backed 2.3%
Home Equity Loans 0.2%
CIT Group Home Equity Loan Trust, “AF6”, Series 2002-1, 6.2%, 2/25/2030	19,529	19,896

Miscellaneous 2.1%
Domino’s Pizza Master Issuer LLC, “A23”, Series 2017-1A, 144A, 4.118%, 7/25/2047	109,725	112,104
Hilton Grand Vacations Trust, “B”, Series 2014-AA, 144A, 2.07%, 11/25/2026	95,648	94,077

		206,181
Total Asset-Backed (Cost $224,432)		226,077

Commercial Mortgage-Backed Security 4.7%
GMAC Commercial Mortgage Securities, Inc., “G”, Series 2004-C1, 144A, 5.455%, 3/10/2038 (Cost $493,496)	490,430	458,945

Collateralized Mortgage Obligations 12.7%
Banc of America Mortgage Securities, “2A2”, Series 2004-A, 3.594%**, 2/25/2034	38,103	38,024
Bear Stearns Adjustable Rate Mortgage Trust, “2A1”, Series 2005-11, 4.119%**, 12/25/2035	50,807	51,674
Countrywide Home Loans, “2A5”, Series 2004-13, 5.75%, 8/25/2034	35,838	35,692
Fannie Mae Connecticut Avenue Securities, “1M1”, Series 2016-C02, 1-month USD-LIBOR + 2.150%, 3.702%**, 9/25/2028	82,842	83,658
Federal Home Loan Mortgage Corp.:
“AI”, Series 4016, Interest Only, 3.0%, 9/15/2025	413,351	17,262
“PI”, Series 3843, Interest Only, 4.5%, 5/15/2038	144,194	10,486

	Principal Amount ($)(a)	Value ($)
“C31”, Series 303, Interest Only, 4.5%, 12/15/2042	466,984	93,627
“HI”, Series 2934, Interest Only, 5.0%, 2/15/2020	21,099	808
“WI”, Series 3010, Interest Only, 5.0%, 7/15/2020	32,798	1,205
Federal National Mortgage Association, “4”, Series 406, Interest Only, 4.0%, 9/25/2040	107,895	21,279
Government National Mortgage Association:
“GI”, Series 2014-146, Interest Only, 3.5%, 9/20/2029	1,054,737	124,240
“PI”, Series 2015-40, Interest Only, 4.0%, 4/20/2044	133,962	15,478
“HI”, Series 2015-77, Interest Only, 4.0%, 5/20/2045	268,899	46,228
“IP”, Series 2014-115, Interest Only, 4.5%, 2/20/2044	42,286	7,801
“IV”, Series 2009-69, Interest Only, 5.5%, 8/20/2039	136,320	23,077
“IN”, Series 2009-69, Interest Only, 5.5%, 8/20/2039	139,551	25,519
“IJ”, Series 2009-75, Interest Only, 6.0%, 8/16/2039	123,459	21,586
JPMorgan Mortgage Trust, “2A1”, Series 2006-A2, 3.396%**, 4/25/2036	150,850	148,924
Merrill Lynch Mortgage Investors Trust, “2A”, Series 2003-A6, 3.78%**, 10/25/2033	32,471	32,643
RESIMAC, “A2”, Series 2017-2, Australian Bank Bill Short Term Rates 1 Month Mid + 1.200%, 2.89%**, 1/15/2049	AUD 500,000	390,927
Wells Fargo Mortgage-Backed Securities Trust, “2A3”,Series 2004-EE, 3.425%**, 12/25/2034	42,120	42,068
Total Collateralized Mortgage Obligations (Cost $995,169)		1,232,206

Government & Agency Obligations 28.1%
Other Government Related (c) 5.5%
Sberbank of Russia, 144A, 5.125%, 10/29/2022	200,000	206,420
Southern Gas Corridor CJSC, 144A, 6.875%, 3/24/2026	290,000	329,513

		535,933

Sovereign Bonds 18.9%
Export Credit Bank of Turkey, 144A, 5.375%, 10/24/2023	200,000	202,110
Government of Indonesia, Series FR56, 8.375%, 9/15/2026	IDR 1,340,000,000	111,591
Ivory Coast Government International Bond, 144A, 5.375%, 7/23/2024	200,000	203,514
Mexican Udibonos Inflation-Linked Bond, Series S, 2.0%, 6/9/2022	MXN 2,864,014	137,009

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche Variable Series II — Deutsche Multisector Income VIP

	Principal Amount ($)(a)	Value ($)
Republic of Angola, 144A, 9.5%, 11/12/2025	200,000	230,336
Republic of Argentina-Inflation Linked Bond, 5.83%, 12/31/2033	ARS 375	159
Republic of Hungary, Series 19/A, 6.5%, 6/24/2019	HUF 11,600,000	49,055
Republic of Namibia, 144A, 5.25%, 10/29/2025	200,000	203,780
Republic of Senegal, 144A, 6.25%, 7/30/2024	200,000	215,864
Republic of Slovenia, 144A, 5.5%, 10/26/2022	100,000	112,992
Republic of Zambia, 144A, 5.375%, 9/20/2022	200,000	195,112
United Mexican States, Series M, 5.75%, 3/5/2026	MXN 3,845,600	172,885

		1,834,407

U.S. Treasury Obligations 3.7%
U.S. Treasury Bond, 3.0%, 5/15/2047	20,000	21,027
U.S. Treasury Notes:
1.5%, 5/31/2019	232,600	231,437
1.625%, 12/31/2019	109,000	108,430

		360,894
Total Government & Agency Obligations (Cost $2,660,096)		2,731,234

Short-Term U.S. Treasury Obligations 11.3%
U.S. Treasury Bills:
1.18%***, 8/16/2018 (d)	380,000	376,231
1.381%***, 10/11/2018 (d)	730,000	720,479
Total Short-Term U.S. Treasury Obligations (Cost $1,099,250)		1,096,710

Loan Participations and Assignments 6.2%
Senior Loans**
American Rock Salt Co., LLC, First Lien Term Loan, 3-month USD LIBOR + 3.750%, 5.229%, 5/20/2021	101,222	101,222
DaVita HealthCare Partners, Inc., Term Loan B, 1-month USD LIBOR + 2.750%, 4.319%, 6/24/2021	67,550	68,183
Level 3 Financing, Inc., Term Loan B, 3-month USD LIBOR + 2.250%, 3.696%, 2/22/2024	60,000	60,086
MacDermid, Inc., Term Loan B6, 1-month USD LIBOR + 3.000%, 4.569%, 6/7/2023	57,187	57,552
MEG Energy Corp., Term Loan B, 3-month USD LIBOR + 3.500%, 5.2%, 12/31/2023	29,378	29,454
NRG Energy, Inc., Term Loan B, 3-month USD LIBOR + 2.250%, 3.943%, 6/30/2023	114,002	114,205

	Principal Amount ($)(a)	Value ($)
Quebecor Media, Inc., Term Loan B1, 3-month USD LIBOR + 2.250%, 3.663%, 8/17/2020	86,175	86,443
Valeant Pharmaceuticals International, Inc., Term Loan B, 1-month USD LIBOR + 3.500%, 4.94%, 4/1/2022	80,188	81,422
Total Loan Participations and Assignments (Cost $595,484)		598,567

Convertible Bond 1.9%
Materials
GEO Specialty Chemicals, Inc., 3-month USD-LIBOR + 14.0%, 15.709% PIK, 10/18/2025 (e) (Cost $141,966)	142,844	180,626

	Shares	Value ($)
Common Stocks 0.0%
Materials
GEO Specialty Chemicals, Inc.* (e) (Cost $19,933)	13,196	4,455

Warrant 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (e) (Cost $17,432)	85	2,298

Securities Lending Collateral 1.6%
Deutsche Government & Agency Securities Portfolio “Deutsche Government Cash Institutional Shares”, 1.21% (f) (g) (Cost $154,990)	154,990	154,990

Cash Equivalents 5.5%
Deutsche Central Cash Management Government Fund, 1.30% (f) (Cost $539,169)	539,169	539,169

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $9,117,523)	96.9	9,419,643
Other Assets and Liabilities, Net	3.1	297,816
Net Assets	100.0	9,717,459

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series II — Deutsche Multisector Income VIP	|	9

*	Non-income producing security.

**	Variable or floating rate security. These securities are shown at their current rate as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

***	Annualized yield at time of purchase; not a coupon rate.

(a)	Principal amount stated in U.S. dollars unless otherwise noted.

(b)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2017 amounted to $149,742, which is 1.5% of net assets.

(c)	Government-backed debt issued by financial companies or government sponsored enterprises.

(d)	At December 31, 2017, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(e)	Investment was valued using significant unobservable inputs.

(f)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CJSC: Closed Joint Stock Company

Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

JSC: Joint Stock Company

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At December 31, 2017, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized (Depreciation) ($)
Ultra 10 Year U.S. Treasury Note	USD	3/20/2018	6	804,938	801,375	(3,563)

As of December 31, 2017, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	233,092	EUR	200,000	1/10/2018	7,024	Credit Agricole
MXN	3,546,000	USD	183,972	1/24/2018	4,507	HSBC Holdings PLC
Total unrealized appreciation					11,531

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	200,000	USD	234,563	1/10/2018	(5,553)	Credit Agricole
AUD	500,000	USD	385,625	2/6/2018	(4,509)	National Australia Bank Ltd.
Total unrealized depreciation					(10,062)

Currency Abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MXN	Mexican Peso
USD	United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche Variable Series II — Deutsche Multisector Income VIP

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (h)
Corporate Bonds	$—	$2,194,366	$—	$2,194,366
Asset-Backed	—	226,077	—	226,077
Commercial Mortgage-Backed Security	—	458,945	—	458,945
Collateralized Mortgage Obligations	—	1,232,206	—	1,232,206
Government & Agency Obligations	—	2,731,234	—	2,731,234
Short-Term U.S. Treasury Obligations	—	1,096,710	—	1,096,710
Loan Participations and Assignments	—	598,567	—	598,567
Convertible Bond	—	—	180,626	180,626
Common Stocks	—	—	4,455	4,455
Warrant	—	—	2,298	2,298
Short-Term Investments (h)	694,159	—	—	694,159
Derivatives (i)
Forward Foreign Currency Contracts	—	11,531	—	11,531
Total	$694,159	$8,549,636	$187,379	$9,431,174

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (i)
Futures Contracts	$(3,563)	$—	$—	$(3,563)
Forward Foreign Currency Contracts	—	(10,062)	—	(10,062)
Total	$(3,563)	$(10,062)	$—	$(13,625)

There have been no transfers between fair value measurement levels during the year ended December 31, 2017.

(h)	See Investment Portfolio for additional detailed categorizations.

(i)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund’s Level 3 investments for which significant unobservable inputs were used in determining value:

	Convertible Bonds	Common Stock	Warrants	Total
Balance as of December 31, 2016	$135,110	$5,182	$386	$140,678
Realized gains (loss)	0	—	—	0
Change in unrealized appreciation (depreciation)	34,108	(727)	1,912	35,293
Amortization premium/discount	648	—	—	648
Purchases	149,617	—	—	149,617
(Sales)	(138,857)	—	—	(138,857)
Transfers into Level 3	—	—	—	—
Transfers (out) of Level 3	—	—	—	—
Balance as of December 31, 2017	$180,626	$4,455	$2,298	$187,379
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2017	$34,108	$(727)	$1,912	$35,293

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series II — Deutsche Multisector Income VIP	|	11

Quantitative Disclosure About Significant Unobservable Inputs
Asset Class	Fair Value at 12/31/17	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Convertible Bonds
Materials	$180,626	Market Approach	EV/EBITDA Multiple	6.69%
			Discount to public comparables	20%
			Discount for lack of marketability	20%
Common Stocks
Materials	$4,455	Market Approach	EV/EBITDA Multiple	6.69%
			Discount to public comparables	20%
			Discount for lack of marketability	20%
Warrant
Materials	$2,298	Black Scholes Option Pricing Model	Implied Volatility of Option	20.62%
			Illiquidity Discount	20%

Qualitative Disclosure About Unobservable Inputs

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund’s equity and convertible bond investments include enterprise value (EV) to earnings before interest, taxes, depreciation and amortization (EBITDA) ratio with a discount for lack of marketability. A significant change in the EV to EBITDA ratio may result in a significant change in the fair value measurement, while a significant change in the discount for lack of marketability is unlikely to result in a materially higher or lower fair value measurement.

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund’s warrants include volatility and discount for lack of marketability. A change in the volatility of the underlying asset as an input to the Black-Scholes model may have a significant change in the fair value measurement. A significant change in the discount for lack of marketability is unlikely to have a material impact to the fair value measurement.

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche Variable Series II — Deutsche Multisector Income VIP

Statement of Assets and Liabilities

as of December 31, 2017

Assets
Investments in non-affiliated securities, at value (cost $8,423,364) — including $149,742 of securities loaned	$8,725,484
Investments in Deutsche Government & Agency Securities Portfolio (cost $154,990)*	154,990
Investment in Deutsche Central Cash Management Government Fund (cost $539,169)	539,169
Cash	351
Foreign currency, at value (cost $466,339)	459,761
Receivable for variation margin on futures contracts	1,709
Receivable for Fund shares sold	99
Interest receivable	90,901
Unrealized appreciation on forward foreign currency contracts	11,531
Foreign taxes recoverable	672
Due from Advisor	6,096
Other assets	649
Total assets	9,991,412

Liabilities
Payable upon return of securities loaned	154,990
Payable for Fund shares redeemed	32
Unrealized depreciation on forward foreign currency contracts	10,062
Accrued Trustees’ fees	1,080
Other accrued expenses and payables	107,789
Total liabilities	273,953
Net assets, at value	$9,717,459

Net Assets Consist of
Undistributed net investment income	636,964
Net unrealized appreciation (depreciation) on:
Investments	302,120
Futures	(3,563)
Foreign currency	(6,682)
Forward foreign currency contracts	1,469
Accumulated net realized gain (loss)	(4,554,952)
Paid-in capital	13,342,103
Net assets, at value	$9,717,459
Class A

Net Asset Value
Net Asset Value, offering and redemption price per share ($9,717,459 ÷ 951,249 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.22

*	Represents collateral on securities loaned.

Statement of Operations

for the year ended December 31, 2017

Investment Income
Income:
Interest (net of foreign taxes withheld of $839)	$642,326
Dividends	98,765
Income distributions — Deutsche Central Cash Management Government Fund	6,756
Securities lending income, net of borrower rebates	9,386
Total income	757,233
Expenses:
Management fee	119,671
Administration fee	21,759
Services to Shareholders	256
Custodian fee	24,795
Professional fees	88,667
Reports to shareholders	18,417
Trustees’ fees and expenses	3,185
Pricing service fee	16,998
Other	3,506
Total expenses before expense reductions	297,254
Expense reductions	(152,082)
Total expenses after expense reductions	145,172
Net investment income	612,061

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	16,217
Swap contracts	238,263
Futures	191,262
Written options	93,862
Forward foreign currency contracts	(83,399)
Foreign currency	42,233
Payments by affiliates (see Note I)	187
498,625
Change in net unrealized appreciation (depreciation) on:
Investments	716,852
Swap contracts	(380,270)
Futures	97,392
Written options	(86,505)
Forward foreign currency contracts	706
Foreign currency	24,630
372,805
Net gain (loss)	871,430
Net increase (decrease) in net assets resulting from operations	$1,483,491

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series II — Deutsche Multisector Income VIP	|	13

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2017	2016
Operations:
Net investment income	$612,061	$620,959
Net realized gain (loss)	498,625	(1,726,036)
Change in net unrealized appreciation (depreciation)	372,805	1,292,328
Net increase (decrease) in net assets resulting from operations	1,483,491	187,251
Distributions to shareholders from:
Net investment income:
Class A	(201,605)	(2,341,380)
Total distributions	(201,605)	(2,341,380)
Fund share transactions:
Class A
Proceeds from shares sold	710,821	1,180,584
Reinvestment of distributions	201,605	2,341,380
Payments for shares redeemed	(17,200,328)	(9,433,108)
Net increase (decrease) in net assets from Class A share transactions	(16,287,902)	(5,911,144)
Increase (decrease) in net assets	(15,006,016)	(8,065,273)
Net assets at beginning of period	24,723,475	32,788,748
Net assets at end of period (including undistributed net investment income of $636,964 and $148,268, respectively)	$9,717,459	$24,723,475

Other Information
Class A
Shares outstanding at beginning of period	2,560,974	3,142,272
Shares sold	71,456	115,644
Shares issued to shareholders in reinvestment of distributions	20,405	245,171
Shares redeemed	(1,701,586)	(942,113)
Net increase (decrease) in Class A shares	(1,609,725)	(581,298)
Shares outstanding at end of period	951,249	2,560,974

The accompanying notes are an integral part of the financial statements.

14	|	Deutsche Variable Series II — Deutsche Multisector Income VIP

Financial Highlights

	Years Ended December 31,
Class A	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$9.65	$10.43	$11.20	$11.53	$12.60
Income (loss) from investment operations:
Net investment income[a]	.28	.22	.40	.49	.49
Net realized and unrealized gain (loss)	.37	(.17)	(.72)	(.23)	(.59)
Total from investment operations	.65	.05	(.32)	.26	(.10)
Less distributions from:
Net investment income	(.08)	(.83)	(.45)	(.59)	(.62)
Net realized gains	—	—	—	—	(.35)
Total distributions	(.08)	(.83)	(.45)	(.59)	(.97)
Net asset value, end of period	$10.22	$9.65	$10.43	$11.20	$11.53
Total Return (%)[b]	6.78	.50	(3.02)	2.23	(1.04)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	25	33	54	61
Ratio of expenses before expense reductions (%)[c]	1.37	1.31	1.15	1.08	1.02
Ratio of expenses after expense reductions (%)[c]	.67	.68	.70	.77	.74
Ratio of net investment income (%)	2.81	2.19	3.67	4.23	4.16
Portfolio turnover rate (%)	96	159	185	185	183

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series II — Deutsche Multisector Income VIP	|	15

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Multisector Income VIP (formerly Deutsche Unconstrained Income VIP) (the “Fund”) is a diversified series of Deutsche Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts,

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and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2017 the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of December 31, 2017 the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of December 31, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2017 the Fund had securities on loan, which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans (“Loans”) in which the Fund invests are arranged between the borrower and one or more financial institutions (“Lenders”). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights

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of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund’s ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At December 31, 2017, the Fund had net tax basis capital loss carryforwards of approximately $4,557,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($1,958,000) and long-term losses ($2,599,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2017 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2017, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$638,433
Capital loss carryforwards	$(4,557,000)
Unrealized appreciation (depreciation) on investments	$301,386

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At December 31, 2017, the aggregate cost of investments for federal income tax purposes was $9,118,257. The net unrealized appreciation for all investments based on tax cost was $301,386. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $431,028 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $129,642.

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2017	2016
Distributions from ordinary income*	$201,605	$2,341,380

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based

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on the notional amount of the swap. For the year ended December 31, 2017 the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

There were no open interest rate swap contracts as of December 31, 2017. For the year ended December 31, 2017 the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $0 to $17,200,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended December 31, 2017 the Fund entered into credit default swap agreements to gain exposure to the underlying issuer’s credit quality characteristics and to hedge the risk of default on fund securities.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

There were no open credit default swap contracts as of December 31, 2017. For the year ended December 31, 2017 the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $0 to $3,070,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. For the year ended December 31, 2017 the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities.

There were no open purchased or written option contracts as of December 31, 2017. For the year ended December 31, 2017 the investment in purchased option contracts had a total value generally indicative of a range from $0 to approximately $15,000, and written option contracts had a total value generally indicative of a range from $0 to approximately $116,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2017 the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

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Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2017 is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2017 the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $801,000 to $8,144,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $0 to approximately $5,938,000.

Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2017 the Fund entered into forward currency contracts in order to hedge against anticipated currency market changes and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2017 is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2017 the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $804,000 to $2,150,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $233,000 to $1,551,000.

The following tables summarize the value of the Fund’s derivative instruments held as of December 31, 2017 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts
Foreign Exchange Contracts (a)	$11,531

The above derivative is located in the following Statement of Assets and Liabilities accounts:

(a)	Unrealized appreciation on forward foreign currency contracts

Liability Derivatives	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (b)	$—	$(3,563)	$(3,563)
Foreign Exchange Contracts (c)	(10,062)	—	(10,062)
	$(10,062)	$(3,563)	$(13,625)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(b)	Includes cumulative depreciation of futures as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c)	Unrealized depreciation on forward foreign currency contracts

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Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2017 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (d)	$(225,738)	$93,862	$—	$21,933	$191,262	$81,319
Credit Contracts (d)	—	—	—	216,330	—	216,330
Foreign Exchange Contracts (e)	—	—	(83,399)	—	—	(83,399)
	$(225,738)	$93,862	$(83,399)	$238,263	$191,262	$214,250

Each of the above derivatives is located in the following Statement of Operations accounts:

(d)	Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively

(e)	Net realized gain (loss) from forward foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (f)	$210,480	$(86,505)	$—	$(290,521)	$97,392	$(69,154)
Credit Contracts (f)	—	—	—	(89,749)	—	(89,749)
Foreign Exchange Contracts (g)	—	—	706	—	—	706
	$210,480	$(86,505)	$706	$(380,270)	$97,392	$(158,197)

Each of the above derivatives is located in the following Statement of Operations accounts:

(f)	Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively

(g)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts

As of December 31, 2017 the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Credit Agricole	$7,024	$(5,553)	$—	$1,471
HSBC Holdings PLC	4,507	—	—	4,507
	$11,531	$(5,553)	$—	$5,978

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Credit Agricole	$5,553	$(5,553)	$—	$—
National Australia Bank Ltd.	4,509	—	—	4,509
	$10,062	$(5,553)	$—	$4,509

C. Purchases and Sales of Securities

During the year ended December 31, 2017 purchases and sales of investment transactions (excluding short-term investments and U.S. Treasury obligations) aggregated $17,412,428 and $27,105,969, respectively. Purchases and sales of U.S. Treasury obligations aggregated $1,356,035 and $7,123,237, respectively.

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D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.

Effective March 1, 2017, Deutsche Alternative Asset Management (Global) Limited (DAAM Global), also an indirect, wholly owned subsidiary of Deutsche Bank AG, serves as subadvisor for the Fund and, as such, provides portfolio manager services to the Fund. Pursuant to a sub-advisory agreement between DIMA and DAAM Global, DIMA, not the Fund, compensates DAAM Global for the services it provides to the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.550%
Next $750 million	.520%
Next $1.5 billion	.500%
Next $2.5 billion	.480%
Next $2.5 billion	.450%
Next $2.5 billion	.430%
Next $2.5 billion	.410%
Over $12.5 billion	.390%

Accordingly, for the year ended December 31, 2017 the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.55% of the Fund’s average daily net assets.

For the period from January 1, 2017 through September 30, 2017, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.67%.

Effective October 1, 2017 through September 30, 2018, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.65%.

For the year ended December 31, 2017 fees waived and/or expenses reimbursed amounted to $152,082.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2017 the Administration Fee was $21,759, of which $842 is unpaid.

Service Provider Fees. Deutsche AM Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2017 the amounts charged to the Fund by DSC aggregated $131, of which $33 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2017 the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $13,320, of which $6,398 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market

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funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2017 the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $706.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2017.

F. Investing in High-Yield Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the Fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the Fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

G. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

H. Ownership of the Fund

At December 31, 2017 one participating insurance company was owners of record of 10% or more of the total outstanding Class A shares of the Fund, owning 92%.

I. Payments by Affiliates

During the year ended December 31, 2017, the Advisor agreed to reimburse the Fund $187 for losses incurred on trades executed incorrectly. The amount reimbursed was less than .01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.

24	|	Deutsche Variable Series II — Deutsche Multisector Income VIP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and the Shareholders of Deutsche Multisector Income VIP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Deutsche Multisector Income VIP, formerly Deutsche Unconstrained Income VIP (the “Fund”) (one of the funds constituting the Deutsche Variable Series II) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the Deutsche Variable Series II) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.

Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Deutsche family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 15, 2018

Deutsche Variable Series II — Deutsche Multisector Income VIP	|	25

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2017 to December 31, 2017).

The tables illustrate your Fund’s expenses in two ways:

—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2017

Actual Fund Return	Class A
Beginning Account Value 7/1/17	$1,000.00
Ending Account Value 12/31/17	$1,027.10
Expenses Paid per $1,000*	$3.37

Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/17	$1,000.00
Ending Account Value 12/31/17	$1,021.88
Expenses Paid per $1,000*	$3.36

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche Variable Series II — Deutsche Multisector Income VIP	.66%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

26	|	Deutsche Variable Series II — Deutsche Multisector Income VIP

Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on “proxy voting” at the bottom of the page) — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche Variable Series II — Deutsche Multisector Income VIP	|	27

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche Multisector Income VIP’s (formerly Deutsche Unconstrained Income VIP) (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2017. DIMA has also entered into a sub-advisory agreement with Deutsche Alternative Asset Management (Global) Limited (“DAAM Global”), an affiliate of DIMA, that has an initial term through September 30, 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA and DAAM Global are part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and DAAM Global’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that DIMA and DAAM Global provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisers, including DAAM Global. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an

28	|	Deutsche Variable Series II — Deutsche Multisector Income VIP

independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2016. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA and DAAM Global the factors contributing to such underperformance and actions being taken to improve performance. The Board noted certain changes in the Fund’s portfolio management team that were made effective August 1, 2017. The Board observed that the Fund had experienced improved relative performance during the first eight months of 2017. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board noted that DIMA pays a sub-advisory fee to DAAM Global out of its fee. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and DAAM Global.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Deutsche Variable Series II — Deutsche Multisector Income VIP	|	29

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

30	|	Deutsche Variable Series II — Deutsche Multisector Income VIP

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	89	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	92	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	89	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	89	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	89	—

Deutsche Variable Series II — Deutsche Multisector Income VIP	|	31

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	89	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	89	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	89	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	89	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	89	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	89	—

32	|	Deutsche Variable Series II — Deutsche Multisector Income VIP

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management; formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); Director, Deutsche AM Service Company (since 2017); Director and President, DB Investment Managers, Inc. (since 2017); formerly: Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly: Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] Deutsche Asset Management
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

[1]	The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche Variable Series II — Deutsche Multisector Income VIP	|	33

VS2MSI-2 (R-025836-7 2/18)

December 31, 2017

Annual Report

Deutsche Variable Series II

Deutsche Small Mid Cap Growth VIP

Contents

3	Performance Summary
4	Management Summary
5	Portfolio Summary
6	Investment Portfolio
9	Statement of Assets and Liabilities
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Financial Highlights
12	Notes to Financial Statements
16	Report of Independent Registered Public Accounting Firm
17	Information About Your Fund’s Expenses
18	Tax Information
18	Proxy Voting
19	Advisory Agreement Board Considerations and Fee Evaluation
22	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Smaller and medium company stocks tend to be more volatile than large company stocks. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED      NO BANK GUARANTEE      MAY LOSE VALUE      NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche Variable Series II — Deutsche Small Mid Cap Growth VIP

Performance Summary	December 31, 2017 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2017 is 0.75% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in Deutsche Small Mid Cap Growth VIP

The Russell 2500TM Growth Index is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

Deutsche Small Mid Cap Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,212	$13,201	$19,922	$20,119
	Average annual total return	22.12%	9.70%	14.78%	7.24%
Russell 2500 Growth Index	Growth of $10,000	$12,446	$13,631	$20,524	$25,051
	Average annual total return	24.46%	10.88%	15.47%	9.62%

The growth of $10,000 is cumulative.

Deutsche Variable Series II — Deutsche Small Mid Cap Growth VIP	|	3

Management Summary	December 31, 2017 (Unaudited)

For the 12-month period ended December 31, 2017, the Fund returned 22.12% (Class A shares, unadjusted for contract charges), compared with the 24.46% return of the Russell 2500™ Growth Index.

In 2017, financial markets performed well in the face of a number of difficult issues, including political volatility in Washington, Brexit negotiations and increased tensions with North Korea. Investors focused instead on steady economic growth, earnings increases and the eventual overhaul of the U.S. tax code. Oil prices slumped during the early summer on concerns regarding possible oversupply. However, the concerns were alleviated later in the year based in part on OPEC’s agreement for extended production cuts. Over the course of the period, stocks benefited from sustained growth and firming inflation. In addition, market sectors that had outperformed earlier in the year began to see weakness, and sectors that had lagged recovered as the momentum/growth trade turned to value and quality.

The portfolio’s underperformance was due primarily to unfavorable sector allocation, based on overweights in energy earlier in the year coupled with weak stock selection in financials and materials. This was offset by strong stock selection in energy, health care, real estate and information technology. Cognex Corp. and IPG Photonics Corp. were the top individual contributors for the year, while Cardtronics PLC* and Medicines Co.* were the largest individual detractors. Cognex, which manufactures machine vision systems, outperformed due to better than expected earnings results throughout the year. IPG Photonics, a manufacturer of laser systems for materials processing, was helped by consistent increases in its earnings forecasts. Cardtronics, a leading provider of non-bank ATMs, underperformed as the company faced the unexpected removal of interchange fees by major Australian banks. Medicines Co., a biopharmaceutical firm focused on cardiovascular and infectious diseases, underperformed as investors were disappointed at the results of a strategic review of the firm. The Fund sold Cardtronics and Medicines Co.

We continue to position the Fund for sustained economic recovery and remain focused on our bottom-up stock selection process. We maintain a long-term perspective, investing in quality small- and mid-cap growth stocks that trade at attractive valuations and are likely to benefit from a strong merger and acquisition cycle. Historically, in periods of accelerating GDP growth and increasing inflation, small-cap stocks have outperformed their larger-cap peers.

Joseph Axtell, CFA, Managing Director

Peter Barsa, Director

Michael A. Sesser, CFA, Vice President

Portfolio Managers

Prior to May 30, 2017, the portfolio management team was as follows:

Joseph Axtell, CFA, Managing Director

Rafaelina M. Lee, Managing Director

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Russell 2500 Growth Index is an unmanaged, capitalization-weighted measure of the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes Russell 2500™ Index companies with higher price-to-book ratios and higher forecasted growth values. Index returns do not reflect fees or expenses and it is not possible to invest directly in an index.

“Overweight” means that the Fund holds a higher weighting in a given sector or security than the benchmark. “Underweight” means that the Fund holds a lower weighting.

*	Not held in the portfolio as of December 31, 2017.

4	|	Deutsche Variable Series II — Deutsche Small Mid Cap Growth VIP

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/17	12/31/16
Common Stocks	97%	97%
Cash Equivalents	2%	3%
Convertible Preferred Stock	1%	0%
	100%	100%
Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/17	12/31/16
Information Technology	23%	20%
Health Care	21%	18%
Industrials	19%	20%
Consumer Discretionary	15%	20%
Materials	7%	7%
Financials	6%	7%
Consumer Staples	4%	4%
Real Estate	3%	1%
Energy	2%	3%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 6.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund’s current prospectus for more information.

Deutsche Variable Series II — Deutsche Small Mid Cap Growth VIP	|	5

Investment Portfolio	as of December 31, 2017

	Shares	Value ($)
Common Stocks 97.3%
Consumer Discretionary 15.0%
Auto Components 2.1%
Gentherm, Inc.*	22,804	724,027
Tenneco, Inc.	14,844	868,968

		1,592,995

Diversified Consumer Services 2.2%
Bright Horizons Family Solutions, Inc.*	10,132	952,408
ServiceMaster Global Holdings, Inc.*	13,978	716,652

		1,669,060

Hotels, Restaurants & Leisure 2.1%
Hilton Grand Vacations, Inc.*	15,442	647,792
Jack in the Box, Inc.	10,099	990,813

		1,638,605

Household Durables 2.3%
Helen of Troy Ltd.*	7,668	738,812
iRobot Corp.* (a)	13,414	1,028,854

		1,767,666

Media 0.7%
Cinemark Holdings, Inc.	15,719	547,335

Specialty Retail 4.0%
Burlington Stores, Inc.*	11,449	1,408,570
The Children’s Place, Inc.	8,248	1,198,847
Ulta Salon, Cosmetics & Fragrance, Inc.*	2,361	528,061

		3,135,478

Textiles, Apparel & Luxury Goods 1.6%
Carter’s, Inc.	6,302	740,422
Hanesbrands, Inc. (a)	22,866	478,128

		1,218,550

Consumer Staples 3.3%
Food & Staples Retailing 0.9%
Casey’s General Stores, Inc.	6,150	688,431

Food Products 1.3%
Hain Celestial Group, Inc.*	16,391	694,815
SunOpta, Inc.*	44,516	344,999

		1,039,814

Household Products 1.1%
Spectrum Brands Holdings, Inc.	7,393	830,973

Energy 2.3%
Energy Equipment & Services 1.9%
Dril-Quip, Inc.*	16,509	787,479
Oil States International, Inc.*	23,188	656,221

		1,443,700

Oil, Gas & Consumable Fuels 0.4%
Diamondback Energy, Inc.*	2,809	354,636

Financials 5.8%
Banks 3.9%
FCB Financial Holdings, Inc. “A”*	15,144	769,315
Pinnacle Financial Partners, Inc.	10,105	669,962
South State Corp.	8,497	740,514
SVB Financial Group*	3,490	815,857

		2,995,648

	Shares	Value ($)
Capital Markets 1.9%
Lazard Ltd. “A”	14,525	762,562
Moelis & Co. “A”	15,610	757,085

		1,519,647

Health Care 20.1%
Biotechnology 9.7%
Acceleron Pharma, Inc.*	17,115	726,361
Alkermes PLC*	12,591	689,105
Amicus Therapeutics, Inc.*	19,754	284,260
Arena Pharmaceuticals, Inc.*	6,443	218,869
Bluebird Bio, Inc.*	3,054	543,917
Clovis Oncology, Inc.*	3,126	212,568
Emergent Biosolutions, Inc.*	14,518	674,651
Heron Therapeutics, Inc.* (a)	44,567	806,663
Ligand Pharmaceuticals, Inc.* (a)	9,659	1,322,607
Neurocrine Biosciences, Inc.*	10,796	837,662
Retrophin, Inc.*	51,813	1,091,700
TESARO, Inc.*	1,300	107,731

		7,516,094

Health Care Equipment & Supplies 0.7%
Cardiovascular Systems, Inc.*	22,867	541,719

Health Care Providers & Services 6.7%
BioScrip, Inc.*	401,165	1,167,390
Centene Corp.*	3,810	384,353
Molina Healthcare, Inc.*	20,857	1,599,315
Providence Service Corp.*	16,969	1,006,940
RadNet, Inc.*	58,745	593,324
Tivity Health, Inc.*	11,432	417,840

		5,169,162

Health Care Technology 1.0%
athenahealth, Inc.*	3,075	409,098
HMS Holdings Corp.*	22,512	381,579

		790,677

Pharmaceuticals 2.0%
Avadel Pharmaceuticals PLC (ADR)*	58,167	476,970
Pacira Pharmaceuticals, Inc.*	22,119	1,009,732

		1,486,702

Industrials 18.5%
Aerospace & Defense 1.2%
HEICO Corp.	9,954	939,160

Airlines 1.1%
JetBlue Airways Corp.*	37,786	844,139

Building Products 3.3%
A.O. Smith Corp.	16,215	993,655
Allegion PLC	9,100	723,996
Fortune Brands Home & Security, Inc.	12,443	851,599

		2,569,250

Commercial Services & Supplies 2.1%
Advanced Disposal Services, Inc.*	39,685	950,059
UniFirst Corp.	3,890	641,461

		1,591,520

The accompanying notes are an integral part of the financial statements.

6	|	Deutsche Variable Series II — Deutsche Small Mid Cap Growth VIP

	Shares	Value ($)
Construction & Engineering 0.5%
Primoris Services Corp.	13,972	379,899

Electrical Equipment 1.3%
Thermon Group Holdings, Inc.*	41,624	985,240

Machinery 6.7%
IDEX Corp.	8,695	1,147,479
Kennametal, Inc.	22,978	1,112,365
WABCO Holdings, Inc.*	10,763	1,544,490
Welbilt, Inc.*	59,629	1,401,878

		5,206,212

Trading Companies & Distributors 2.3%
Rush Enterprises, Inc. “A”*	35,301	1,793,644

Information Technology 22.8%
Electronic Equipment, Instruments & Components 5.2%
Belden, Inc.	11,502	887,609
Cognex Corp.	17,784	1,087,669
IPG Photonics Corp.*	8,243	1,765,074
Knowles Corp.*	19,535	286,383

		4,026,735

Internet Software & Services 2.6%
CoStar Group, Inc.*	4,948	1,469,309
Five9, Inc.*	20,949	521,211

		1,990,520

IT Services 4.9%
Broadridge Financial Solutions, Inc.	16,136	1,461,599
Euronet Worldwide, Inc.*	3,300	278,091
MAXIMUS, Inc.	9,060	648,515
WEX, Inc.*	4,517	637,936
WNS Holdings Ltd. (ADR)*	19,111	766,924

		3,793,065

Semiconductors & Semiconductor Equipment 3.4%
Advanced Energy Industries, Inc.*	19,780	1,334,755
Advanced Micro Devices, Inc.* (a)	22,933	235,751
Ambarella, Inc.*	5,149	302,504
Cypress Semiconductor Corp.	50,093	763,417

		2,636,427

Software 6.2%
Aspen Technology, Inc.*	19,088	1,263,626
Proofpoint, Inc.*	8,009	711,279
QAD, Inc. “A”	7,196	279,565
Take-Two Interactive Software, Inc.*	2,302	252,713
Tyler Technologies, Inc.*	7,927	1,403,475
Varonis Systems, Inc.*	17,800	864,190

		4,774,848

Technology Hardware, Storage & Peripherals 0.5%
Super Micro Computer, Inc.*	20,606	431,181

	Shares	Value ($)
Materials 6.9%
Chemicals 4.3%
Huntsman Corp.	12,575	418,622
KMG Chemicals, Inc.	16,579	1,095,540
Minerals Technologies, Inc.	13,266	913,364
Trinseo SA	12,784	928,119

		3,355,645

Construction Materials 1.5%
Eagle Materials, Inc.	10,034	1,136,852

Containers & Packaging 1.1%
Berry Global Group, Inc.*	13,757	807,123

Real Estate 2.6%
Equity Real Estate Investment Trusts (REITs)
National Storage Affiliates Trust	36,400	992,264
SBA Communications Corp. *	2,141	349,754
Urban Edge Properties	27,384	698,018

		2,040,036
Total Common Stocks (Cost $47,515,365)		75,248,388

Convertible Preferred Stock 0.6%
Health Care
Providence Service Corp., 5.5% (b) (Cost $283,300)	2,833	421,540

Securities Lending Collateral 5.1%
Deutsche Government & Agency Securities Portfolio “Deutsche Government Cash Institutional Shares”, 1.21% (c) (d) (Cost $3,961,099)	3,961,099	3,961,099

Cash Equivalents 2.3%
Deutsche Central Cash Management Government Fund, 1.30% (c) (Cost $1,762,858)	1,762,858	1,762,858

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $53,522,622)	105.2	81,393,885
Other Assets and Liabilities, Net	(5.2)	(4,050,359)
Net Assets	100.0	77,343,526

*	Non-income producing security.

(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2017 amounted to $3,796,401, which is 4.9% of net assets.

(b)	Investment was valued using significant unobservable inputs.

(c)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series II — Deutsche Small Mid Cap Growth VIP	|	7

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (e)	$75,248,388	$—	$—	$75,248,388
Convertible Preferred Stock	—	—	421,540	421,540
Short-Term Investments (e)	5,723,957	—	—	5,723,957
Total	$80,972,345	$—	$421,540	$81,393,885

There have been no transfers between fair value measurement levels during the year ended December 31, 2017.

(e)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche Variable Series II — Deutsche Small Mid Cap Growth VIP

Statement of Assets and Liabilities

as of December 31, 2017

Assets
Investments in non-affiliated securities, at value (cost $47,798,665) — including $3,796,401 of securities loaned	$75,669,928
Investment in Deutsche Government & Agency Securities Portfolio (cost $3,961,099)*	3,961,099
Investment in Deutsche Central Cash Management Government Fund (cost $1,762,858)	1,762,858
Cash	26,581
Receivable for Fund shares sold	26,612
Dividends receivable	17,997
Interest receivable	2,614
Other assets	2,119
Total assets	81,469,808

Liabilities
Payable upon return of securities loaned	3,961,099
Payable for investments purchased	27,500
Payable for Fund shares redeemed	4,503
Accrued management fee	35,913
Accrued Trustees’ fees	1,997
Other accrued expenses and payables	95,270
Total liabilities	4,126,282
Net assets, at value	$77,343,526

Net Assets Consist of
Net unrealized appreciation (depreciation) on investments	27,871,263
Accumulated net realized gain (loss)	24,783,124
Paid-in capital	24,689,139
Net assets, at value	$77,343,526
Net Asset Value
Net Asset Value, offering and redemption price per share ($77,343,526 ÷ 3,525,232 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$21.94

*	Represents collateral on securities loaned.

     Statement of Operations

for the year ended December 31, 2017

Investment Income
Income:
Dividends (net of foreign taxes withheld of $3,276)	$698,660
Income distributions — Deutsche Central Cash Management Government Fund	28,598
Securities lending income, net of borrower rebates	48,600
Total income	775,858
Expenses:
Management fee	630,509
Administration fee	114,638
Services to Shareholders	1,109
Custodian fee	2,703
Professional fees	76,989
Reports to shareholders	20,893
Trustees’ fees and expenses	7,799
Other	8,608
Total expenses	863,248
Net investment income (loss)	(87,390)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	25,564,215
Payments by affiliates (see Note F)	67
25,564,282
Change in net unrealized appreciation (depreciation) on investments	(2,783,953)
Net gain (loss)	22,780,329
Net increase (decrease) in net assets resulting from operations	$22,692,939

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series II — Deutsche Small Mid Cap Growth VIP	|	9

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2017	2016
Operations:
Net investment income (loss)	$(87,390)	$124,275
Net realized gain (loss)	25,564,282	6,541,357
Change in net unrealized appreciation (depreciation)	(2,783,953)	1,718,283
Net increase (decrease) in net assets resulting from operations	22,692,939	8,383,915
Distributions to shareholders from:
Net investment income
Class A	(124,128)	—
Net realized gains
Class A	(6,452,819)	(20,264,895)
Total distributions	(6,576,947)	(20,264,895)
Fund share transactions:
Class A
Proceeds from shares sold	3,919,157	2,382,262
Reinvestment of distributions	6,576,947	20,264,895
Payments for shares redeemed	(67,645,663)	(27,583,809)
Net increase (decrease) in net assets from Class A share transactions	(57,149,559)	(4,936,652)
Increase (decrease) in net assets	(41,033,567)	(16,817,632)
Net assets at beginning of period	118,377,093	135,194,725
Net assets at end of period (including distributions in excess of investment income and undistributed net investment income $0 and $115,705, respectively)	$77,343,526	$118,377,093

Other Information
Class A
Shares outstanding at beginning of period	6,244,931	6,467,679
Shares sold	194,850	129,160
Shares issued to shareholders in reinvestment of distributions	336,589	1,137,838
Shares redeemed	(3,251,138)	(1,489,746)
Net increase (decrease) in Class A shares	(2,719,699)	(222,748)
Shares outstanding at end of period	3,525,232	6,244,931

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche Variable Series II — Deutsche Small Mid Cap Growth VIP

Financial Highlights

	Years Ended December 31,
Class A	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$18.96	$20.90	$22.83	$21.59	$15.14
Income (loss) from investment operations:
Net investment income (loss)[a]	(.02)	.02	(.04)	(.02)	(.04)
Net realized and unrealized gain (loss)	4.08	1.64	(.00)	1.26	6.51
Total from investment operations	4.06	1.66	(.04)	1.24	6.47
Less distributions from:
Net investment income	(.02)	—	—	—	(.02)
Net realized gains	(1.06)	(3.60)	(1.89)	—	—
Total distributions	(1.08)	(3.60)	(1.89)	—	(.02)
Net asset value, end of period	$21.94	$18.96	$20.90	$22.83	$21.59
Total Return (%)	22.12	9.08	(.90)	5.74	42.78

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	77	118	135	172	187
Ratio of expenses (%)[b]	.75	.75	.72	.73	.72
Ratio of net investment income (loss) (%)	(.08)	.11	(.19)	(.11)	(.22)
Portfolio turnover rate (%)	32	28	42	44	56

[a]	Based on average shares outstanding during the period.

[b]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series II — Deutsche Small Mid Cap Growth VIP	|	11

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Small Mid Cap Growth VIP (the “Fund”) is a diversified series of Deutsche Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange-trade funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2017 the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of December 31, 2017 the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of December 31, 2017) on the cash collateral invested in Deutsche Government & Agency

12	|	Deutsche Variable Series II — Deutsche Small Mid Cap Growth VIP

Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2017 the Fund had securities on loan, which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2017 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2017, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$1,627,634
Undistributed long-term capital gains	$23,669,051
Net unrealized appreciation (depreciation) on investments	$27,357,702

At December 31, 2017, the aggregate cost of investments for federal income tax purposes was $54,036,183. The net unrealized appreciation for all investments based on tax cost was $27,357,702. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $29,109,327 aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $1,751,625.

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2017	2016
Distributions from ordinary income*	$124,128	$239,535
Distributions from long-term capital gains	$6,452,819	$20,025,360

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Deutsche Variable Series II — Deutsche Small Mid Cap Growth VIP	|	13

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2017 purchases and sales of investment transactions (excluding short-term investments) aggregated $35,326,742 and $97,990,961, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.550%
Next $750 million	.525%
Over $1 billion	.500%

Accordingly, for the year ended December 31, 2017 the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.55% of the Fund’s average daily net assets.

For the period from January 1, 2017 through September 30, 2017, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.88%.

For the period from October 1, 2017 through September 30, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.84%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2017 the Administration Fee was $114,638, of which $6,530 is unpaid.

Service Provider Fees. Deutsche AM Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2017 the amounts charged to the Fund by DSC aggregated $372, of which $99 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2017 the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $9,369, of which $3,451 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market

14	|	Deutsche Variable Series II — Deutsche Small Mid Cap Growth VIP

funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2017 the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $3,658.

D. Ownership of the Fund

At December 31, 2017 one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 92%.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2017.

F. Payments by Affiliates

During the year ended December 31, 2017, the Advisor agreed to reimburse the Fund $67 for losses incurred on trades executed incorrectly. The amount reimbursed was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.

Deutsche Variable Series II — Deutsche Small Mid Cap Growth VIP	|	15

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and the Shareholders of Deutsche Small Mid Cap Growth VIP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Small Mid Cap Growth VIP (the “Fund”) (one of the funds constituting the Deutsche Variable Series II) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the Deutsche Variable Series II) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.

Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Deutsche family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 15, 2018

16	|	Deutsche Variable Series II — Deutsche Small Mid Cap Growth VIP

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2017 to December 31, 2017).

The tables illustrate your Fund’s expenses in two ways:

–	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2017

Actual Fund Return	Class A
Beginning Account Value 7/1/17	$1,000.00
Ending Account Value 12/31/17	$1,098.60
Expenses Paid per $1,000*	$4.02

Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/17	$1,000.00
Ending Account Value 12/31/17	$1,021.37
Expenses Paid per $1,000*	$3.87

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche Variable Series II — Deutsche Small Mid Cap Growth VIP	.75%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Deutsche Variable Series II — Deutsche Small Mid Cap Growth VIP	|	17

Tax Information	(Unaudited)

The Fund paid distributions of $1.06 per share from net long-term capital gains during its year ended December 31, 2017.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $26,061,033 as capital gain dividends for its year ended December 31, 2017.

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2017, qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on “proxy voting” at the bottom of the page) — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

18	|	Deutsche Variable Series II — Deutsche Small Mid Cap Growth VIP

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche Small Mid Cap Growth VIP’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2017.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

Deutsche Variable Series II — Deutsche Small Mid Cap Growth VIP	|	19

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 3rd quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2016.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

20	|	Deutsche Variable Series II — Deutsche Small Mid Cap Growth VIP

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche Variable Series II — Deutsche Small Mid Cap Growth VIP	|	21

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	89	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	92	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	89	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	89	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	89	—

22	|	Deutsche Variable Series II — Deutsche Small Mid Cap Growth VIP

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	89	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	89	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	89	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	89	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	89	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	89	—

Deutsche Variable Series II — Deutsche Small Mid Cap Growth VIP	|	23

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management; formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); Director, Deutsche AM Service Company (since 2017); Director and President, DB Investment Managers, Inc. (since 2017); formerly: Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly: Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] Deutsche Asset Management
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

[1]	The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

24	|	Deutsche Variable Series II — Deutsche Small Mid Cap Growth VIP

VS2SMCG-2 (R-025835-7 2/18)

December 31, 2017

Annual Report

Deutsche Variable Series II

Deutsche Small Mid Cap Value VIP

Contents

3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
9	Statement of Assets and Liabilities
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Financial Highlights
12	Notes to Financial Statements
17	Report of Independent Registered Public Accounting Firm
18	Information About Your Fund’s Expenses
19	Tax Information
19	Proxy Voting
20	Advisory Agreement Board Considerations and Fee Evaluation
23	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Smaller and medium company stocks tend to be more volatile than large company stocks. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. The Fund may lend securities to approved institutions. Please read the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche Variable Series II — Deutsche Small Mid Cap Value VIP

Performance Summary	December 31, 2017 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2017 are 0.83% and 1.19% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in Deutsche Small Mid Cap Value VIP

The Russell 2500TM Value Index is an unmanaged Index of those securities in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

Deutsche Small Mid Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,052	$12,672	$18,085	$20,537
	Average annual total return	10.52%	8.21%	12.58%	7.46%
Russell 2500 Value Index	Growth of $10,000	$11,036	$13,059	$18,649	$23,287
	Average annual total return	10.36%	9.30%	13.27%	8.82%

Deutsche Small Mid Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$11,013	$12,543	$17,756	$19,834
	Average annual total return	10.13%	7.85%	12.17%	7.09%
Russell 2500 Value Index	Growth of $10,000	$11,036	$13,059	$18,649	$23,287
	Average annual total return	10.36%	9.30%	13.27%	8.82%

The growth of $10,000 is cumulative.

Deutsche Variable Series II — Deutsche Small Mid Cap Value VIP	|	3

Management Summary	December 31, 2017 (Unaudited)

Class A shares of Deutsche Small Mid Cap VIP returned 10.52% in 2017 (unadjusted for contract charges), outperforming the 10.36% return of the Russell 2500 Value Index. We added the most value through individual stock selection in the real estate, information technology and financial sectors, while selection in consumer discretionary and health care detracted.

The Fund has long been underweight in real estate, but we added to the position in the past 18 months to limit the effect of sector allocations on relative performance. In doing so, we focused on real estate investment trusts (REITs) with exposure to positive industry trends and avoided areas, such as retail, with weaker fundamentals. This approach worked well and enabled us to add value through positions in Gaming and Leisure Properties, Inc.* and Pebblebrook Hotel Trust, among others. In technology, the specialty materials manufacturer Rogers Corp. — which was boosted by robust earnings and the announcement of acquisitions that were well-received by the markets — was the leading contributor to performance. Harris Corp.* also rallied thanks to better-than-expected cost synergies from an acquisitions, an expansion of its overseas business, and initiatives by the U.S. military to upgrade its communications systems. Walker and Dunlop, Inc. was a the top contributor in financials. The company benefited from several positive earnings developments and continued market-share gains in its mortgage-origination franchise. Outside of these three sectors, The Brink’s Co. was the top contributor. The security specialist hired a new chief executive officer, who successfully executed a plan to bring the company’s profit margins up to the level of its competitors.

Our decisions with regard to the Fund’s key detractors offers a closer look into our investment process. While we typically hold on to a poor-performing stock when the fundamentals remain intact, we are willing to cut our losses by selling positions if the investment case no longer holds. For example, we eliminated the Fund’s position in AMC Entertainment Holdings, Inc.* after a stretch of weakness since we saw no meaningful catalyst for a turnaround amid the broader downturn in box office receipts. We also eliminated the Fund’s position in the sporting-goods retailer Hibbett Sports, Inc.,* which declined due to the growing competitive threat from online retailers, as we believed the fundamental headwinds were too strong to warrant a continued investment. In contrast, we maintained our position in Puerto Rico-based OFG Bancorp. The stock slid in the aftermath of Hurricane Maria, but we believed the core business was healthy and the stock was undervalued. We see this disciplined approach — maintaining positions in companies that continue to execute while selling those where the fundamental story is falling short of expectations — as a critical aspect of successful risk management.

We were fairly active in managing the portfolio during the year, with 12 new purchases and 19 holdings that we chose to eliminate (four as a result of acquisitions). The high level of activity reflects the unusual nature of the market environment. Although the headline indices performed very well, there was also a large degree of “herd behavior” as investors rotated in and out of sectors and individual companies rapidly in response to headlines. This tendency created a growing number of value opportunities as otherwise good companies sold off indiscriminately, and we sought to capitalize on the trend by adding to stocks on our watch list. At the same time, we reduced or sold holdings that climbed to what we saw as full valuations. We believe this active and value-oriented approach has helped us take advantage of the constantly changing opportunity set in the small- and mid-cap space.

We believe our focus on companies with strong fundamentals and attractive valuations is evident in some of the portfolio’s underlying metrics. As of December 31, 2017, the Fund’s price-to-earnings (P/E) ratio (based on 12-month earnings estimates) was in line with the P/E of the Russell 2500 Value Index. However, the three- to five-year expected growth rate of the Fund’s holdings was 11.9%, which compared with 8.7% for the companies in the index. Additionally, the Fund’s aggregate return on equity of 12.0% exceeded the 6.7% ROE for the benchmark. We believe these portfolio characteristics, which reflect our preference for higher-quality companies trading at or below their historic valuation ranges, provide a healthy foundation for longer-term performance.

Richard Hanlon, CFA, Director

Mary Schafer Mahrer, Director

Portfolio Managers

4	|	Deutsche Variable Series II — Deutsche Small Mid Cap Value VIP

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Russell 2500 Value Index is an unmanaged index of those securities in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Consumer discretionary represents industries that produce goods and services that are not necessities in everyday life.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Contribution and detraction incorporate both a stock’s total return and its weighting in the fund.

Source: Factset. Price-to-earnings (P/E) ratio compares share price to per-share earnings.

Source: Factset. Return on equity is the amount of net income returned as a percentage of shareholders’ equity.

*	Held and sold prior to December 31, 2017

Deutsche Variable Series II — Deutsche Small Mid Cap Value VIP	|	5

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/17	12/31/16
Common Stocks	96%	95%
Cash Equivalents	4%	5%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/17	12/31/16
Financials	20%	24%
Industrials	19%	15%
Real Estate	13%	7%
Information Technology	11%	15%
Consumer Discretionary	9%	14%
Energy	7%	7%
Consumer Staples	7%	6%
Utilities	5%	5%
Materials	5%	3%
Health Care	4%	4%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 7.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund’s current prospectus for more information.

6	|	Deutsche Variable Series II — Deutsche Small Mid Cap Value VIP

Investment Portfolio	as of December 31, 2017

	Shares	Value ($)
Common Stocks 96.2%
Consumer Discretionary 8.3%
Auto Components 4.3%
Cooper Tire & Rubber Co.	19,600	692,860
Standard Motor Products, Inc.	50,604	2,272,626
Visteon Corp.*	16,037	2,006,870

		4,972,356

Automobiles 0.8%
Winnebago Industries, Inc.	16,400	911,840

Diversified Consumer Services 0.7%
Regis Corp.*	52,100	800,256

Hotels, Restaurants & Leisure 0.9%
Denny’s Corp.*	80,900	1,071,116

Media 1.2%
TEGNA, Inc.	95,267	1,341,359

Textiles, Apparel & Luxury Goods 0.4%
Carter’s, Inc.	3,600	422,964

Consumer Staples 6.3%
Food Products 3.2%
Lamb Weston Holdings, Inc.	39,076	2,205,840
Pinnacle Foods, Inc.	23,500	1,397,545

		3,603,385

Household Products 3.1%
Central Garden & Pet Co.*	46,200	1,798,104
Energizer Holdings, Inc.	37,318	1,790,518

		3,588,622

Energy 6.8%
Energy Equipment & Services 0.9%
U.S. Silica Holdings, Inc.	31,839	1,036,678

Oil, Gas & Consumable Fuels 5.9%
Cimarex Energy Co.	13,062	1,593,695
Golar LNG Ltd.	37,178	1,108,276
Matador Resources Co.*	69,315	2,157,776
Noble Energy, Inc.	65,400	1,905,756

		6,765,503

Financials 19.2%
Banks 10.6%
First Horizon National Corp.	57,783	1,155,082
Great Western Bancorp., Inc.	62,102	2,471,660
Hancock Holding Co.	43,616	2,158,992
MB Financial, Inc.	32,600	1,451,352
OFG Bancorp.	135,982	1,278,231
Pacific Premier Bancorp., Inc.*	31,500	1,260,000
Sterling Bancorp.	95,454	2,348,168

		12,123,485

Insurance 6.5%
CNO Financial Group, Inc.	123,078	3,038,796
ProAssurance Corp.	19,800	1,131,570
Reinsurance Group of America, Inc.	21,249	3,313,356

		7,483,722

Thrifts & Mortgage Finance 2.1%
Walker & Dunlop, Inc.*	50,131	2,381,223

	Shares	Value ($)

Health Care 3.5%
Health Care Providers & Services 2.4%
Encompass Health Corp.	54,935	2,714,339

Life Sciences Tools & Services 1.1%
PerkinElmer, Inc.	16,843	1,231,560

Industrials 18.7%
Commercial Services & Supplies 4.5%
Interface, Inc.	74,475	1,873,046
Pitney Bowes, Inc.	81,763	914,111
The Brink’s Co.	29,733	2,339,987

		5,127,144

Electrical Equipment 1.3%
EnerSys	21,200	1,476,156

Industrial Conglomerates 1.3%
Carlisle Companies, Inc.	13,310	1,512,681

Machinery 9.4%
Douglas Dynamics, Inc.	42,200	1,595,160
Federal Signal Corp.	78,600	1,579,074
Global Brass & Copper Holdings, Inc.	49,100	1,625,210
Hillenbrand, Inc.	79,967	3,574,525
Stanley Black & Decker, Inc.	14,159	2,402,641

		10,776,610

Professional Services 0.3%
ManpowerGroup, Inc.	3,200	403,552

Trading Companies & Distributors 1.9%
AerCap Holdings NV*	41,633	2,190,312

Information Technology 10.7%
Electronic Equipment, Instruments & Components 7.6%
Dolby Laboratories, Inc. “A”	32,358	2,006,196
Insight Enterprises, Inc.*	49,400	1,891,526
Keysight Technologies, Inc.*	54,952	2,286,003
Rogers Corp.*	12,035	1,948,707
Sanmina Corp.*	19,100	630,300

		8,762,732

IT Services 1.2%
Convergys Corp.	49,660	1,167,010
Travelport Worldwide Ltd.	11,000	143,770

		1,310,780

Software 1.9%
Verint Systems, Inc.*	52,794	2,209,429

Materials 4.5%
Chemicals 2.5%
GCP Applied Technologies, Inc.*	35,438	1,130,472
Minerals Technologies, Inc.	25,800	1,776,330

		2,906,802

Containers & Packaging 1.6%
Owens-Illinois, Inc.*	83,800	1,857,846

Metals & Mining 0.4%
Steel Dynamics, Inc.	10,000	431,300

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series II — Deutsche Small Mid Cap Value VIP	|	7

	Shares	Value ($)

Real Estate 12.9%
Equity Real Estate Investment Trusts (REITs)
Agree Realty Corp.	52,502	2,700,703
Brixmor Property Group, Inc.	71,400	1,332,324
Community Healthcare Trust, Inc.	50,000	1,405,000
Easterly Government Properties, Inc.	70,091	1,495,742
Highwoods Properties, Inc.	28,800	1,466,208
Pebblebrook Hotel Trust	69,839	2,595,915
Physicians Realty Trust	96,608	1,737,978
STAG Industrial, Inc.	76,900	2,101,677

		14,835,547

Utilities 5.3%
Electric Utilities 3.2%
IDACORP, Inc.	39,783	3,634,575

Gas Utilities 2.1%
ONE Gas, Inc.	33,200	2,432,232
Total Common Stocks (Cost $88,431,856)		110,316,106

	Shares	Value ($)

Cash Equivalents 3.9%
Deutsche Central Cash Management Government Fund, 1.30% (a) (Cost $4,418,900)	4,418,900	4,418,900

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $92,850,756)	100.1	114,735,006
Other Assets and Liabilities, Net	(0.1)	(76,136)
Net Assets	100.0	114,658,870

*	Non-income producing security.

(a)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (b)	$110,316,106	$—	$—	$110,316,106
Short-Term Investments	4,418,900	—	—	4,418,900
Total	$114,735,006	$—	$—	$114,735,006

There have been no transfers between fair value measurement levels during the year ended December 31, 2017.

(b)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche Variable Series II — Deutsche Small Mid Cap Value VIP

Statement of Assets and Liabilities

as of December 31, 2017

Assets
Investments in non-affiliated securities, at value (cost $88,431,856)	$110,316,106
Investment in Deutsche Central Cash Management Government Fund (cost $4,418,900)	4,418,900
Receivable for Fund shares sold	20,712
Dividends receivable	210,535
Interest receivable	4,208
Other assets	2,687
Total assets	114,973,148

Liabilities
Payable for Fund shares redeemed	135,657
Accrued management fee	71,427
Accrued Trustees’ fees	2,562
Other accrued expenses and payables	104,632
Total liabilities	314,278
Net assets, at value	$114,658,870

Net Assets Consist of
Undistributed net investment income	1,432,026
Net unrealized appreciation (depreciation) on investments	21,884,250
Accumulated net realized gain (loss)	18,971,102
Paid-in capital	72,371,492
Net assets, at value	$114,658,870

Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($96,135,249 ÷ 5,375,574 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$17.88
Class B
Net Asset Value, offering and redemption price per share ($18,523,621 ÷ 1,037,183 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$17.86

     Statement of Operations

for the year ended December 31, 2017

Investment Income
Income:
Dividends (net of foreign taxes withheld of $4,243)	$2,748,993
Income distributions — Deutsche Central Cash Management Government Fund	42,309
Securities lending income, net of borrower rebates	22,279
Total income	2,813,581
Expenses:
Management fee	1,010,270
Administration fee	155,426
Services to Shareholders	2,120
Record keeping fee (Class B)	19,399
Distribution and service fees (Class B)	42,268
Custodian fee	5,250
Professional fees	70,624
Reports to shareholders	23,191
Trustees’ fees and expenses	10,182
Other	9,906
Total expenses before expense reductions	1,348,636
Expense reductions	(2,161)
Total expenses after expense reductions	1,346,475
Net investment income	1,467,106

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	18,971,820
Change in net unrealized appreciation (depreciation) on investments	(5,654,443)
Net gain (loss)	13,317,377
Net increase (decrease) in net assets resulting from operations	$14,784,483

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series II — Deutsche Small Mid Cap Value VIP	|	9

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2017	2016
Operations:
Net investment income (loss)	$1,467,106	$1,525,205
Net realized gain (loss)	18,971,820	3,137,095
Change in net unrealized appreciation (depreciation)	(5,654,443)	19,608,211
Net increase (decrease) in net assets resulting from operations	14,784,483	24,270,511
Distributions to shareholders from:
Net investment income:
Class A	(1,100,828)	(888,084)
Class B	(59,126)	(31,217)
Net realized gains:
Class A	(3,269,636)	(15,665,658)
Class B	(353,505)	(1,422,898)
Total distributions	(4,783,095)	(18,007,857)
Fund share transactions:
Class A
Proceeds from shares sold	6,806,078	8,157,267
Reinvestment of distributions	4,370,464	16,553,742
Payments for shares redeemed	(77,117,368)	(37,741,593)
Net increase (decrease) in net assets from Class A share transactions	(65,940,826)	(13,030,584)
Class B
Proceeds from shares sold	4,800,663	2,712,137
Reinvestment of distributions	412,631	1,454,115
Payments for shares redeemed	(3,308,695)	(3,082,291)
Net increase (decrease) in net assets from Class B share transactions	1,904,599	1,083,961
Increase (decrease) in net assets	(54,034,839)	(5,683,969)
Net assets at beginning of period	168,693,709	174,377,678
Net assets at end of period (including undistributed net investment income of $1,432,026 and $1,465,989, respectively)	$114,658,870	$168,693,709

Other Information
Class A
Shares outstanding at beginning of period	9,208,579	10,068,570
Shares sold	399,609	525,679
Shares issued to shareholders in reinvestment of distributions	259,221	1,110,244
Shares redeemed	(4,491,835)	(2,495,914)
Net increase (decrease) in Class A shares	(3,833,005)	(859,991)
Shares outstanding at end of period	5,375,574	9,208,579
Class B
Shares outstanding at beginning of period	923,852	852,173
Shares sold	283,457	176,025
Shares issued to shareholders in reinvestment of distributions	24,445	97,461
Shares redeemed	(194,571)	(201,807)
Net increase (decrease) in Class B shares	113,331	71,679
Shares outstanding at end of period	1,037,183	923,852

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche Variable Series II — Deutsche Small Mid Cap Value VIP

Financial Highlights

	Years Ended December 31,
Class A	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$16.65	$15.97	$17.79	$17.08	$12.78
Income (loss) from investment operations:
Net investment income[a]	.17	.15	.09	.05	.12
Net realized and unrealized gain (loss)	1.55	2.34	(.31)	.88	4.35
Total from investment operations	1.72	2.49	(.22)	.93	4.47
Less distributions from:
Net investment income	(.12)	(.10)	(.05)	(.14)	(.17)
Net realized gains	(.37)	(1.71)	(1.55)	(.08)	—
Total distributions	(.49)	(1.81)	(1.60)	(.22)	(.17)
Net asset value, end of period	$17.88	$16.65	$15.97	$17.79	$17.08
Total Return (%)	10.52 [b]	16.89 [b]	(1.91)	5.53	35.24

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	96	153	161	205	240
Ratio of expenses before expense reductions (%)[c]	.83	.83	.80	.82	.82
Ratio of expenses after expense reductions (%)[c]	.83	.82	.80	.82	.82
Ratio of net investment income (%)	.98	.99	.51	.32	.81
Portfolio turnover rate (%)	35	53	25	34	115

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

	Years Ended December 31,
Class B	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$16.63	$15.95	$17.77	$17.07	$12.78
Income (loss) from investment operations:
Net investment income[a]	.11	.09	.02	(.01)	.07
Net realized and unrealized gain (loss)	1.55	2.34	(.29)	.87	4.34
Total from investment operations	1.66	2.43	(.27)	.86	4.41
Less distributions from:
Net investment income	(.06)	(.04)	—	(.08)	(.12)
Net realized gains	(.37)	(1.71)	(1.55)	(.08)	—
Total distributions	(.43)	(1.75)	(1.55)	(.16)	(.12)
Net asset value, end of period	$17.86	$16.63	$15.95	$17.77	$17.07
Total Return (%)	10.13 [b]	16.47 [b]	(2.21)	5.09	34.70

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	15	14	17	20
Ratio of expenses before expense reductions (%)[c]	1.19	1.19	1.16	1.17	1.17
Ratio of expenses after expense reductions (%)[c]	1.19	1.18	1.16	1.17	1.17
Ratio of net investment income (loss) (%)	.65	.57	.14	(.04)	.45
Portfolio turnover rate (%)	35	53	25	34	115

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche Variable Series II — Deutsche Small Mid Cap Value VIP	|	11

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Small Mid Cap Value VIP (the “Fund”) is a diversified series of Deutsche Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into

12	|	Deutsche Variable Series II — Deutsche Small Mid Cap Value VIP

U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2017 the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of December 31, 2017 the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of December 31, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2017, the Fund had no securities on loan.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2017 and has determined that no positions for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to income received from Real Estate Investment Trusts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Deutsche Variable Series II — Deutsche Small Mid Cap Value VIP	|	13

At December 31, 2017, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$1,402,971
Undistributed long-term capital gains	$18,953,744
Unrealized appreciation (depreciation) on investments	$21,901,608

At December 31, 2017, the aggregate cost of investments for federal income tax purposes was $92,833,398. The net unrealized appreciation for all investments based on tax cost was $21,901,608. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $24,836,354 aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $2,934,746.

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2017	2016
Distributions from ordinary income*	$1,159,954	$1,718,093
Distributions from long-term capital gains	$3,623,141	$16,289,764

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund at its fiscal year end recharacterizes distributions received from a Real Estate Investment Trust (“REIT”) investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2017 purchases and sales of investment transactions (excluding short-term investments) aggregated $52,632,032 and $114,767,583, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

14	|	Deutsche Variable Series II — Deutsche Small Mid Cap Value VIP

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.650%
Next $750 million	.620%
Next $1.5 billion	.600%
Next $2.5 billion	.580%
Next $2.5 billion	.550%
Next $2.5 billion	.540%
Next $2.5 billion	.530%
Over $12.5 billion	.520%

Accordingly, for the year ended December 31, 2017 the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund’s average daily net assets.

For the period from January 1, 2017 through September 30, 2017, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.84%
Class B	1.20%

Effective October 1, 2017 through September 30, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.81%
Class B	1.16%

For the year ended December 31, 2017, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$1,001
Class B	1,160
$2,161

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2017 the Administration Fee was $155,426, of which $9,810 is unpaid.

Service Provider Fees. Deutsche AM Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2017 the amounts charged to the Fund by DSC were as follows:

Service to Shareholders	Total Aggregated	Unpaid at December 31, 2017
Class A	$630	$157
Class B	462	116
	$1,092	$273

Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, Deutsche AM Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of 0.25% of average daily net assets of Class B shares.

Deutsche Variable Series II — Deutsche Small Mid Cap Value VIP	|	15

For the year ended December 31, 2017 the Distribution Service Fee aggregated $42,268, of which $3,964 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2017 the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $10,154, of which $4,275 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in Deutsche Variable NAV Money Fund.

D. Ownership of the Fund

At December 31, 2017 one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 67%. Four participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 28%, 22%, 18% and 13%.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2017.

16	|	Deutsche Variable Series II — Deutsche Small Mid Cap Value VIP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and the Shareholders of Deutsche Small Mid Cap

Value VIP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Deutsche Small Mid Cap Value VIP (the “Fund”) (one of the funds constituting the Deutsche Variable Series II) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the Deutsche Variable Series II) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.

Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Deutsche family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 15, 2018

Deutsche Variable Series II — Deutsche Small Mid Cap Value VIP	|	17

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2017 to December 31, 2017).

The tables illustrate your Fund’s expenses in two ways:

–Actual	Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–Hypothetical	5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2017

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/17	$1,000.00	$1,000.00
Ending Account Value 12/31/17	$1,082.30	$1,080.50
Expenses Paid per $1,000*	$4.36	$6.19

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/17	$1,000.00	$1,000.00
Ending Account Value 12/31/17	$1,021.02	$1,019.26
Expenses Paid per $1,000*	$4.23	$6.01

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series II — Deutsche Small Mid Cap Value VIP	.83%	1.18%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

18	|	Deutsche Variable Series II — Deutsche Small Mid Cap Value VIP

Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

The Fund paid distributions of $0.37 per share from net long-term capital gains during its year ended December 31, 2017.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $20,892,000 as capital gain dividends for its year ended December 31, 2017.

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2017, qualified for the dividends received deduction.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on “proxy voting” at the bottom of the page) — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche Variable Series II — Deutsche Small Mid Cap Value VIP	|	19

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche Small Mid Cap Value VIP’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2017.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board

20	|	Deutsche Variable Series II — Deutsche Small Mid Cap Value VIP

believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2016. The Board noted the disappointing investment performance of the Fund in some past periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered

Deutsche Variable Series II — Deutsche Small Mid Cap Value VIP	|	21

benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

22	|	Deutsche Variable Series II — Deutsche Small Mid Cap Value VIP

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	89	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	92	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	89	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	89	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	89	—

Deutsche Variable Series II — Deutsche Small Mid Cap Value VIP	|	23

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	89	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	89	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	89	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	89	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	89	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	89	—

24	|	Deutsche Variable Series II — Deutsche Small Mid Cap Value VIP

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management; formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); Director, Deutsche AM Service Company (since 2017); Director and President, DB Investment Managers, Inc. (since 2017); formerly: Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly: Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] Deutsche Asset Management
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

[1]	The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche Variable Series II — Deutsche Small Mid Cap Value VIP	|	25

VS2SMCV-2 (R-025829-7 2/18)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche variable series II
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2017	$631,691	$0	$71,822	$0
2016	$644,583	$0	$73,288	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2017	$0	$502,238	$0
2016	$0	$449,529	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2017	$71,822	$502,238	$606,585	$1,180,645
2016	$73,288	$449,529	$595,469	$1,118,286

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2016 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, included provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury.

In connection with the audit of the 2017 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

1.)       In various communications beginning on April 20, 2016, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of the Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches did not and do not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.
•	EY advised the Fund’s Audit Committee that, in 2016, a pension plan for the Ernst & Young Global Limited (“EYG”) member firm in Germany (“EY Germany”), through one of its investment advisors, purchased an investment in an entity that may be deemed to be under common control with the Fund. EY informed the Audit Committee that this investment was inconsistent with Rule 2-01(c)(1)(i) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagement. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that the purchase was by EY Germany’s investment advisor without EY Germany’s permission, authorization or knowledge and EY Germany instructed its investment advisor to sell the shares of the entity that may be deemed to be under common control with the Fund immediately upon detection of the purchase and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.
•	EY advised the Fund’s Audit Committee that, in 2014, the EYG member firm in Spain (“EY Spain”) completed an acquisition of a small consulting firm that had a deposit account with an overdraft line of credit at the time of the acquisition with Deutsche Bank SA Espanola, which EY Spain acquired. EY informed the Audit Committee that having this line of credit with an entity that may be deemed to be under common control with the Fund was inconsistent with Rule 2-01(c)(1)(ii) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagements. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that that the credit line was terminated and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

Management and the Audit Committee considered these matters and, based solely upon EY’s description of the facts and the representations made by EY, believe that (1) these matters did not impact EY’s application of objective and impartial judgment with respect to all issues encompassed within EY’s audit engagements; and (2) a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

2.)       In various communications beginning on June 27, 2016, EY also informed the Audit Committee that EY had identified independence breaches where EY and covered persons maintain lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that these lending relationships are inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lenders are not able to impact the impartiality of EY or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser. In addition, the individuals at EY who arranged EY’s lending relationships have no oversight of, or ability to influence, the individuals at EY who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter.

3.)       In various communications beginning on January 25, 2017, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of the Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.
•	EY advised the Fund’s Audit Committee that, in 2015, the Ernst & Young Global Limited (“EYG”) member firm in Spain (“EY Spain”) provided a loaned staff service to Deutsche Bank AG, where a manager from EY Spain analyzed investment opportunities in Spain under the supervision of Deutsche Bank AG personnel. EY informed the Audit Committee that this loaned staff service where the EY professional temporarily acted as an employee of Deutsche Bank AG was inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagements. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team and did not involve services provided directly for the Fund. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

4.)       In various communications beginning on January 25, 2017, EY informed the Audit Committee that EY had identified an independence breach where a covered person maintains a lending relationship with an owner of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that this lending relationship is inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). The covered person’s lending relationship affects EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationship described above does not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lender is not able to impact the impartiality of EY or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter.

5.)       On July 11, 2017, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

6.)       On July 11, 2017, EY informed the Audit Committee that EY had identified an independence breach where EY maintains a lending relationship with an entity that owned for a period of time greater than 10% of the shares of an investment company within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that this lending relationship was inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). EY’s lending relationship affects EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationship described above did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lender is not able to impact the impartiality of EY and was not able to assert any influence over the investment company in the Deutsche Funds Complex whose shares the lender owned or the applicable investment company’s investment adviser.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter.

7.)       On October 24, 2017, EY advised the Fund’s Audit Committee that EY had identified the following matter that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of a financial relationship held by a covered person within EY and its affiliates that was in violation of Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breach was corrected promptly and that the breach (i) did not relate to financial relationships directly in the Fund, (ii) did not involve professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, and (iii) were not for services directly for the Fund.

EY advised the Audit Committee that the above described matter did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

8.)       On October 24, 2017, EY informed the Audit Committee that EY had identified independence breaches where EY maintains lending relationships with entities that own greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that these lending relationships were inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lenders are not able to impact the impartiality of EY or assert any influence over the investment company in the Deutsche Funds Complex whose shares the lender owned or the applicable investment company’s investment adviser.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Variable Series II

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	2/15/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	2/15/2018

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	2/15/2018